UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7205

Variable Insurance Products Fund III
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2008

Item 1. Reports to Stockholders

Fidelity® Variable Insurance Products:
Aggressive Growth Portfolio

(To be renamed Growth Strategies Portfolio effective May 2009)

Annual Report

December 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Past 5 years	Life of fund A
VIP Aggressive Growth - Initial Class	-48.77%	-4.88%	-5.87%
VIP Aggressive Growth - Service Class B	-48.87%	-4.96%	-5.89%
VIP Aggressive Growth - Service Class 2 C	-48.90%	-5.12%	-6.12%
VIP Aggressive Growth - Investor Class D	-48.87%	-4.99%	-5.94%

A From December 27, 2000.

B Performance for Service Class shares reflects an asset-based service fee (12b-1 fee).

C Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee).

D The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Aggressive Growth Portfolio - Initial Class on December 27, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Steven Calhoun, Portfolio Manager of VIP Aggressive Growth Portfolio

By year-end 2008, the vicious credit crisis sparked in the U.S. had spread like wildfire across the world's capital markets, stunting global growth, toppling commodity prices, changing the face of the global financial system and chasing risk-averse investors toward the sidelines. The U.S. equity markets, as measured by the Dow Jones Industrial AverageSM and Standard & Poor's 500SM Index, fell hard as a result, declining 31.93% and 37.00%, respectively, while the technology-laden NASDAQ Composite® Index slid 40.03%. Foreign market stocks saw an even sharper decline, as illustrated by the 43.28% loss of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. A generally stronger U.S. dollar also held back returns for U.S. investors in foreign equities. Emerging-markets stocks - the global performance leader only a year ago - fell harder still, dropping 53.18%, as measured by the MSCI Emerging Markets Index. The only clear winners during the past year were assets backed by the U.S. government, as investors fled from risk. Thus, the Barclays Capital U.S. Treasury Bond Index climbed 13.74% for the year, while the Barclays Capital U.S. Aggregate Bond Index - a broader measure of the U.S. investment-grade bond universe - gained a more modest 5.24%. By contrast, high-yield bonds bore the brunt of investors' increasing wariness over risk, as expressed by the Merrill Lynch® U.S. High Yield Master II Constrained Index's drop of 26.11%. The emerging-markets bond category also felt the shock of investors' risk-averse sentiment, with the JPMorgan Emerging Markets Bond Index (EMBI) Global falling 10.91%. Meanwhile, the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - eked out a 1.69% gain.

During the past year, the fund trailed the -44.32% return of the Russell Midcap® Growth Index. (For specific portfolio results, please refer to the performance section of this report.) Versus the index, poor stock selection in the information technology, financials, industrials and materials sectors was especially damaging to performance. Ironically, our underperformance occurred in the first half of the period, before the market really fell apart. The fund actually held about even with the benchmark during the second half of the period mainly due to a large overweighting in the outperforming health care sector and the solid performance of our holdings in that group. On an absolute basis, currency fluctuations hampered the fund's return because of its foreign exposure. At the individual stock level, the largest detractor was ArthroCare, a maker of medical devices for sports medicine applications. An accounting controversy, and the company's resulting restatement of two years of earnings, hammered the stock. Also damaging our results were IndiaBulls Real Estate, which I sold; Aruba Networks, a provider of wireless enterprise networking equipment that I also sold; Omniture, which provides online business optimization software; and Timminco, a maker of silicon for solar panels. All the detractors I mentioned were out-of-index holdings. On the positive side, a small cash position provided a modest performance boost. NuVasive, our top contributor and the fund's second-largest holding at period end, specializes in making products that allow the minimally invasive surgical treatment of spine disorders. During the period, the company continued to take substantial market share from its rivals. Other contributors from the health care sector included cardiovascular medical device maker St. Jude Medical and athenahealth, a provider of Internet-based services for physician practices. NuVasive and athenahealth were out-of-index holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Initial Class	.90%
Actual		$ 1,000.00	$ 602.10	$ 3.62
Hypothetical A		$ 1,000.00	$ 1,020.61	$ 4.57
Service Class	1.00%
Actual		$ 1,000.00	$ 601.40	$ 4.03
Hypothetical A		$ 1,000.00	$ 1,020.11	$ 5.08
Service Class 2	1.15%
Actual		$ 1,000.00	$ 601.00	$ 4.63
Hypothetical A		$ 1,000.00	$ 1,019.36	$ 5.84
Investor Class	.98%
Actual		$ 1,000.00	$ 601.40	$ 3.94
Hypothetical A		$ 1,000.00	$ 1,020.21	$ 4.98

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
AMAG Pharmaceuticals, Inc.	4.0	1.6
NuVasive, Inc.	4.0	6.2
athenahealth, Inc.	3.9	0.7
DeVry, Inc.	3.1	0.0
Strayer Education, Inc.	3.1	0.0
St. Jude Medical, Inc.	3.0	5.8
Cyberonics, Inc.	2.8	2.1
Omniture, Inc.	2.7	3.4
Autonomy Corp. PLC	2.6	1.1
The DIRECTV Group, Inc.	2.1	0.0
	31.3
Top Five Market Sectors as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	33.7	32.3
Information Technology	18.9	17.2
Consumer Discretionary	18.7	2.1
Industrials	11.8	14.3
Consumer Staples	5.6	0.5
Asset Allocation (% of fund's net assets)
As of December 31, 2008*		As of June 30, 2008**
	Stocks 98.6%		Stocks 99.6%
	Short-Term Investments and Net Other Assets 1.4%		Short-Term Investments and Net Other Assets 0.4%
* Foreign investments	10.0%	** Foreign investments	17.1%

Annual Report

Investments December 31, 2008

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
CONSUMER DISCRETIONARY - 18.7%
Diversified Consumer Services - 6.7%
American Public Education, Inc. (a)	1,700	$ 63,223
DeVry, Inc.	7,600	436,316
Strayer Education, Inc.	2,000	428,820
		928,359
Hotels, Restaurants & Leisure - 2.3%
Buffalo Wild Wings, Inc. (a)	3,400	87,210
Burger King Holdings, Inc.	6,702	160,044
Chipotle Mexican Grill, Inc. Class B (a)	1,399	80,149
		327,403
Household Durables - 1.1%
Mohawk Industries, Inc. (a)	3,500	150,395
Media - 2.1%
The DIRECTV Group, Inc. (a)	12,886	295,218
Multiline Retail - 0.9%
Dollar Tree, Inc. (a)	3,155	131,879
Specialty Retail - 5.6%
Best Buy Co., Inc.	5,100	143,361
Lowe's Companies, Inc.	6,600	142,032
O'Reilly Automotive, Inc. (a)	6,900	212,106
Staples, Inc.	7,800	139,776
TJX Companies, Inc.	7,027	144,545
		781,820
TOTAL CONSUMER DISCRETIONARY		2,615,074
CONSUMER STAPLES - 5.6%
Beverages - 1.8%
Heckmann Corp. (a)	45,300	255,945
Food & Staples Retailing - 3.8%
BJ's Wholesale Club, Inc. (a)	7,720	264,487
Costco Wholesale Corp.	5,000	262,500
		526,987
TOTAL CONSUMER STAPLES		782,932
ENERGY - 1.7%
Energy Equipment & Services - 1.0%
IHS, Inc. Class A (a)	3,652	136,658
Oil, Gas & Consumable Fuels - 0.7%
Denbury Resources, Inc. (a)	9,466	103,369
TOTAL ENERGY		240,027
FINANCIALS - 4.5%
Capital Markets - 1.1%
Greenhill & Co., Inc.	2,100	146,517
Insurance - 2.2%
Validus Holdings Ltd.	5,900	154,344
W.R. Berkley Corp.	4,900	151,900
		306,244

	Shares	Value
Real Estate Investment Trusts - 1.2%
Chimera Investment Corp.	49,165	$ 169,619
TOTAL FINANCIALS		622,380
HEALTH CARE - 33.7%
Biotechnology - 7.6%
Alnylam Pharmaceuticals, Inc. (a)	2,908	71,915
Amylin Pharmaceuticals, Inc. (a)	6,294	68,290
BioMarin Pharmaceutical, Inc. (a)	8,013	142,631
Cephalon, Inc. (a)	2,566	197,685
Cubist Pharmaceuticals, Inc. (a)	2,955	71,393
Isis Pharmaceuticals, Inc. (a)	10,823	153,470
Myriad Genetics, Inc. (a)	2,255	149,416
OSI Pharmaceuticals, Inc. (a)	3,600	140,580
RXi Pharmaceuticals Corp.	10,534	60,571
		1,055,951
Health Care Equipment & Supplies - 13.7%
ArthroCare Corp. (a)	23,052	109,958
Conceptus, Inc. (a)	4,456	67,820
Cyberonics, Inc. (a)	23,561	390,406
Edwards Lifesciences Corp. (a)	2,900	159,355
Masimo Corp. (a)	2,600	77,558
NuVasive, Inc. (a)	16,281	564,137
St. Jude Medical, Inc. (a)	12,684	418,065
TranS1, Inc. (a)	17,202	124,026
		1,911,325
Health Care Providers & Services - 6.4%
athenahealth, Inc. (a)	14,648	551,058
CardioNet, Inc.	3,400	83,810
Express Scripts, Inc. (a)	4,700	258,406
		893,274
Life Sciences Tools & Services - 5.7%
AMAG Pharmaceuticals, Inc. (a)	15,778	565,640
Illumina, Inc. (a)	4,600	119,830
QIAGEN NV (a)	6,600	115,896
		801,366
Pharmaceuticals - 0.3%
BioMimetic Therapeutics, Inc. (a)	4,316	39,794
TOTAL HEALTH CARE		4,701,710
INDUSTRIALS - 11.8%
Aerospace & Defense - 2.3%
Alliant Techsystems, Inc. (a)	1,900	162,944
Teledyne Technologies, Inc. (a)	3,600	160,380
		323,324
Airlines - 1.0%
Allegiant Travel Co. (a)	2,788	135,413
Commercial Services & Supplies - 0.9%
Stericycle, Inc. (a)	2,466	128,429
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Construction & Engineering - 1.1%
Quanta Services, Inc. (a)	7,700	$ 152,460
Electrical Equipment - 2.2%
Ener1, Inc. (a)	4,323	30,909
First Solar, Inc. (a)	500	68,980
Ocean Power Technologies, Inc. (a)	8,870	59,340
Sunpower Corp. Class B (a)	2,395	72,904
Vestas Wind Systems AS (a)	1,300	76,872
		309,005
Machinery - 0.3%
Energy Recovery, Inc.	5,026	38,097
Marine - 0.6%
Ultrapetrol (Bahamas) Ltd. (a)	28,049	89,476
Professional Services - 2.8%
FTI Consulting, Inc. (a)	5,516	246,455
Huron Consulting Group, Inc. (a)	2,540	145,466
		391,921
Transportation Infrastructure - 0.6%
Aegean Marine Petroleum Network, Inc.	5,000	84,800
TOTAL INDUSTRIALS		1,652,925
INFORMATION TECHNOLOGY - 18.9%
Communications Equipment - 4.6%
Comtech Telecommunications Corp. (a)	2,865	131,274
Infinera Corp. (a)	8,200	73,472
Juniper Networks, Inc. (a)	16,800	294,168
QUALCOMM, Inc.	3,800	136,154
		635,068
Computers & Peripherals - 0.9%
EMC Corp. (a)	12,303	128,812
Electronic Equipment & Components - 0.6%
BYD Co. Ltd. (H Shares)	50,500	83,209
Internet Software & Services - 2.7%
Omniture, Inc. (a)	35,516	377,890
IT Services - 1.8%
Lender Processing Services, Inc.	8,500	250,325
Semiconductors & Semiconductor Equipment - 2.5%
MEMC Electronic Materials, Inc. (a)	9,995	142,729
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	26,494	209,303
		352,032
Software - 5.8%
Autonomy Corp. PLC (a)	25,481	359,886

	Shares	Value
Electronic Arts, Inc. (a)	8,900	$ 142,756
McAfee, Inc. (a)	4,300	148,651
VMware, Inc. Class A (a)	6,500	153,985
		805,278
TOTAL INFORMATION TECHNOLOGY		2,632,614
MATERIALS - 1.6%
Metals & Mining - 1.6%
Agnico-Eagle Mines Ltd.	3,200	165,089
Timminco Ltd. (a)	19,000	55,125
		220,214
TELECOMMUNICATION SERVICES - 2.1%
Wireless Telecommunication Services - 2.1%
Crown Castle International Corp. (a)	8,098	142,363
SBA Communications Corp. Class A (a)	9,000	146,880
		289,243
TOTAL COMMON STOCKS (Cost $16,894,383)		13,757,119
Money Market Funds - 1.7%

Fidelity Cash Central Fund, 1.06% (b) (Cost $231,644)	231,644	231,644
Cash Equivalents - 0.2%
	Maturity Amount
Investments in repurchase agreements in a joint trading account at 0.01%, dated 12/31/08 due 1/2/09 (Collateralized by U.S. Treasury Obligations) # (Cost $34,000)	$ 34,000	34,000
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $17,160,027)		14,022,763
NET OTHER ASSETS - (0.5)%		(68,377)
NET ASSETS - 100%		$ 13,954,386
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$34,000 due 1/02/09 at 0.01%
BNP Paribas Securities Corp.	$ 119
Banc of America Securities LLC	3,591
Goldman, Sachs & Co.	22,830
UBS Securities LLC	7,460
$ 34,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 8,257
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 14,022,763	$ 13,468,796	$ 553,967	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	90.0%
United Kingdom	2.6%
Canada	1.6%
Taiwan	1.5%
Bermuda	1.1%
Others (individually less than 1%)	3.2%
100.0%
Income Tax Information
At December 31, 2008, the fund had a capital loss carryforward of approximately $9,247,932 all of which will expire on December 31, 2016.
The fund intends to elect to defer to its fiscal year ending December 31, 2009 approximately $1,581,671 of losses recognized during the period November 1, 2008 to December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value (including repurchase agreements of $34,000) - See accompanying schedule: Unaffiliated issuers (cost $16,928,383)	$ 13,791,119
Fidelity Central Funds (cost $231,644)	231,644
Total Investments (cost $17,160,027)		$ 14,022,763
Cash		537
Foreign currency held at value (cost $21)		22
Receivable for investments sold		465,403
Receivable for fund shares sold		523
Dividends receivable		4,462
Distributions receivable from Fidelity Central Funds		312
Prepaid expenses		199
Receivable from investment adviser for expense reductions		13,056
Other receivables		3,647
Total assets		14,510,924

Liabilities
Payable for investments purchased	$ 510,545
Payable for fund shares redeemed	2,977
Accrued management fee	7,024
Distribution fees payable	960
Other affiliated payables	1,487
Other payables and accrued expenses	33,545
Total liabilities		556,538

Net Assets		$ 13,954,386
Net Assets consist of:
Paid in capital		$ 28,419,919
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(11,329,331)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(3,136,202)
Net Assets		$ 13,954,386

Statement of Assets and Liabilities - continued

December 31, 2008

Initial Class: Net Asset Value, offering price and redemption price per share ($4,734,148 ÷ 917,796 shares)	$ 5.16

Service Class: Net Asset Value, offering price and redemption price per share ($445,977 ÷ 86,429 shares)	$ 5.16

Service Class 2: Net Asset Value, offering price and redemption price per share ($4,468,851 ÷ 883,465 shares)	$ 5.06

Investor Class: Net Asset Value, offering price and redemption price per share ($4,305,410 ÷ 838,872 shares)	$ 5.13

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2008

Investment Income
Dividends		$ 139,983
Interest		511
Income from Fidelity Central Funds		8,257
Total income		148,751

Expenses
Management fee	$ 155,090
Transfer agent fees	30,969
Distribution fees	23,801
Accounting fees and expenses	9,911
Custodian fees and expenses	34,169
Independent trustees' compensation	127
Audit	61,135
Legal	567
Miscellaneous	3,138
Total expenses before reductions	318,907
Expense reductions	(63,938)	254,969
Net investment income (loss)		(106,218)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $3,846)	(11,047,688)
Foreign currency transactions	(1,727)
Total net realized gain (loss)		(11,049,415)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $88,692)	(5,387,053)
Assets and liabilities in foreign currencies	(5,871)
Total change in net unrealized appreciation (depreciation)		(5,392,924)
Net gain (loss)		(16,442,339)
Net increase (decrease) in net assets resulting from operations		$ (16,548,557)

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (106,218)	$ (180,502)
Net realized gain (loss)	(11,049,415)	3,721,438
Change in net unrealized appreciation (depreciation)	(5,392,924)	141,957
Net increase (decrease) in net assets resulting from operations	(16,548,557)	3,682,893
Distributions to shareholders from net realized gain	(57,864)	(3,597,488)
Share transactions - net increase (decrease)	(10,435,892)	18,902,892
Total increase (decrease) in net assets	(27,042,313)	18,988,297

Net Assets
Beginning of period	40,996,699	22,008,402
End of period	$ 13,954,386	$ 40,996,699

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 10.09	$ 9.44	$ 9.15	$ 8.71	$ 7.90
Income from Investment Operations
Net investment income (loss) C	(.02)	(.05)	(.02) F	(.02) G	(.04)
Net realized and unrealized gain (loss)	(4.89)	1.70	.80	.73	.85
Total from investment operations	(4.91)	1.65	.78	.71	.81
Distributions from net realized gain	(.02)	(1.00)	(.49)	(.27)	-
Net asset value, end of period	$ 5.16	$ 10.09	$ 9.44	$ 9.15	$ 8.71
Total Return A, B	(48.77)%	17.52%	8.53%	8.11%	10.25%
Ratios to Average Net Assets D, H
Expenses before reductions	1.14%	1.07%	1.21%	1.28%	1.64%
Expenses net of fee waivers, if any	.90%	.90%	.90%	.90%	1.00%
Expenses net of all reductions	.89%	.89%	.89%	.82%	.96%
Net investment income (loss)	(.30)%	(.46)%	(.18)% F	(.21)% G	(.53)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,734	$ 16,005	$ 6,434	$ 6,168	$ 1,031
Portfolio turnover rate E	292%	190%	200%	242%	91%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.43)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.28)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 10.11	$ 9.45	$ 9.16	$ 8.73	$ 7.92
Income from Investment Operations
Net investment income (loss) C	(.03)	(.06)	(.03) F	(.03) G	(.05)
Net realized and unrealized gain (loss)	(4.90)	1.71	.80	.73	.86
Total from investment operations	(4.93)	1.65	.77	.70	.81
Distributions from net realized gain	(.02)	(.99)	(.48)	(.27)	-
Net asset value, end of period	$ 5.16	$ 10.11	$ 9.45	$ 9.16	$ 8.73
Total Return A, B	(48.87)%	17.51%	8.42%	7.98%	10.23%
Ratios to Average Net Assets D, H
Expenses before reductions	1.21%	1.14%	1.27%	1.44%	1.74%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	1.01%	1.10%
Expenses net of all reductions	.99%	.99%	.99%	.93%	1.07%
Net investment income (loss)	(.40)%	(.56)%	(.28)% F	(.32)% G	(.63)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 446	$ 1,297	$ 1,106	$ 1,135	$ 1,059
Portfolio turnover rate E	292%	190%	200%	242%	91%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.53)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.39)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 9.92	$ 9.29	$ 9.01	$ 8.61	$ 7.83
Income from Investment Operations
Net investment income (loss) C	(.04)	(.07)	(.04) F	(.04) G	(.06)
Net realized and unrealized gain (loss)	(4.80)	1.67	.79	.71	.84
Total from investment operations	(4.84)	1.60	.75	.67	.78
Distributions from net realized gain	(.02)	(.97)	(.47)	(.27)	-
Net asset value, end of period	$ 5.06	$ 9.92	$ 9.29	$ 9.01	$ 8.61
Total Return A, B	(48.90)%	17.32%	8.29%	7.74%	9.96%
Ratios to Average Net Assets D, H
Expenses before reductions	1.35%	1.30%	1.44%	1.60%	1.92%
Expenses net of fee waivers, if any	1.15%	1.15%	1.15%	1.16%	1.25%
Expenses net of all reductions	1.14%	1.14%	1.14%	1.08%	1.21%
Net investment income (loss)	(.55)%	(.72)%	(.43)% F	(.47)% G	(.78)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,469	$ 13,622	$ 10,692	$ 10,222	$ 9,113
Portfolio turnover rate E	292%	190%	200%	242%	91%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.68)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.54)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Investor Class

Years ended December 31,

2008

2007

2006

2005 J

Selected Per-Share Data
Net asset value, beginning of period	$ 10.05	$ 9.41	$ 9.13	$ 8.95
Income from Investment Operations
Net investment income (loss) E	(.03)	(.07)	(.03) H	(.01) I
Net realized and unrealized gain (loss)	(4.87)	1.70	.80	.46
Total from investment operations	(4.90)	1.63	.77	.45
Distributions from net realized gain	(.02)	(.99)	(.49)	(.27)
Net asset value, end of period	$ 5.13	$ 10.05	$ 9.41	$ 9.13
Total Return B, C, D	(48.87)%	17.40%	8.44%	4.99%
Ratios to Average Net Assets F, K
Expenses before reductions	1.27%	1.17%	1.35%	1.25% A
Expenses net of fee waivers, if any	.99%	1.05%	1.05%	1.05% A
Expenses net of all reductions	.97%	1.04%	1.04%	.97% A
Net investment income (loss)	(.39)%	(.61)%	(.33)% H	(.36)% A,I
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,305	$ 10,073	$ 3,776	$ 1,395
Portfolio turnover rate G	292%	190%	200%	242%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.58)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.43)%.

J For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2008

1. Organization.

VIP Aggressive Growth Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

The aggregate value by input level, as of December 31, 2008, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,093,847
Unrealized depreciation	(4,729,789)
Net unrealized appreciation (depreciation)	(3,635,942)

Capital loss carryforward	(9,247,932)

Cost for federal income tax purposes	$ 17,658,705

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007

Ordinary Income	$ 57,864	$ 1,538,544
Long-term Capital Gains	-	2,058,944
Total	$ 57,864	$ 3,597,488

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $74,184,567 and $84,284,576, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .61% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 909
Service Class 2	22,892
$ 23,801

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. Prior to February 1, 2008, Investor Class paid a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 9,970
Service Class	702
Service Class 2	6,741
Investor Class	13,556
$ 30,969

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,508 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $63 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Initial Class	.90%	$ 21,186
Service Class	1.00%	1,861
Service Class 2	1.15%	18,269
Investor Class	1.05%-.98%*	18,598
		$ 59,914

* Expense limitation in effect at period end.

Effective February 1, 2008, the expense limitation changed to .98% for Investor Class.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $4,024 for the period.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 68% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 22% of the total outstanding shares of the Fund.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress.

Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $3,263, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

9. Other - continued

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2008	Year ended December 31, 2007
From net realized gain
Initial Class	$ 21,907	$ 1,389,227
Service Class	1,938	115,897
Service Class 2	20,362	1,223,056
Investor Class	13,657	869,308
Total	$ 57,864	$ 3,597,488

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2008	2007	2008	2007
Initial Class
Shares sold	333,590	1,281,450	$ 2,595,450	$ 14,038,655
Reinvestment of distributions	2,530	137,458	21,907	1,389,227
Shares redeemed	(1,004,264)	(514,797)	(8,142,347)	(5,429,469)
Net increase (decrease)	(668,144)	904,111	$ (5,524,990)	$ 9,998,413
Service Class
Shares sold	3,197	5,698	$ 27,871	$ 62,630
Reinvestment of distributions	224	11,475	1,938	115,897
Shares redeemed	(45,344)	(5,839)	(308,474)	(61,644)
Net increase (decrease)	(41,923)	11,334	$ (278,665)	$ 116,883
Service Class 2
Shares sold	208,278	229,593	$ 1,514,374	$ 2,406,736
Reinvestment of distributions	2,393	123,255	20,362	1,223,056
Shares redeemed	(700,133)	(130,696)	(4,904,480)	(1,344,757)
Net increase (decrease)	(489,462)	222,152	$ (3,369,744)	$ 2,285,035
Investor Class
Shares sold	568,295	891,974	$ 4,027,072	$ 9,653,268
Reinvestment of distributions	1,584	86,351	13,657	869,308
Shares redeemed	(733,248)	(377,502)	(5,303,222)	(4,020,015)
Net increase (decrease)	(163,369)	600,823	$ (1,262,493)	$ 6,502,561

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Aggressive Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Aggressive Growth Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Aggressive Growth Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 20, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 380 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1994

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

Initial Class, Service Class, Service Class 2 and Investor Class designate 76% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	480,138,920.96	96.024
Withheld	19,882,478.12	3.976
TOTAL	500,021,399.08	100.000
Dennis J. Dirks
Affirmative	480,832,679.07	96.162
Withheld	19,188,720.01	3.838
TOTAL	500,021,399.08	100.000
Edward C. Johnson 3d
Affirmative	479,672,501.64	95.930
Withheld	20,348,897.44	4.070
TOTAL	500,021,399.08	100.000
Alan J. Lacy
Affirmative	480,855,085.66	96.167
Withheld	19,166,313.42	3.833
TOTAL	500,021,399.08	100.000
Ned C. Lautenbach
Affirmative	480,466,203.36	96.089
Withheld	19,555,195.72	3.911
TOTAL	500,021,399.08	100.000
Joseph Mauriello
Affirmative	480,901,405.05	96.176
Withheld	19,119,994.03	3.824
TOTAL	500,021,399.08	100.000
Cornelia M. Small
Affirmative	480,874,313.41	96.171
Withheld	19,147,085.67	3.829
TOTAL	500,021,399.08	100.000
William S. Stavropoulos
Affirmative	479,991,012.37	95.994
Withheld	20,030,386.71	4.006
TOTAL	500,021,399.08	100.000
David M. Thomas
Affirmative	480,965,859.46	96.189
Withheld	19,055,539.62	3.811
TOTAL	500,021,399.08	100.000
Michael E. Wiley
Affirmative	480,787,761.45	96.153
Withheld	19,233,637.63	3.847
TOTAL	500,021,399.08	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	414,160,662.88	82.829
Against	56,091,624.37	11.217
Abstain	29,769,111.83	5.954
TOTAL	500,021,399.08	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Aggressive Growth Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Aggressive Growth Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the second quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also stated that the investment performance of the fund was lower than its benchmark for three- and five-year periods, although the one-year cumulative total return of Initial Class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Aggressive Growth Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Initial Class ranked below its competitive median for 2007, and the total expenses of each of Investor Class, Service Class, and Service Class 2 ranked above its competitive median for 2007. The Board considered that the total expenses of Investor Class were above the median primarily due to its higher transfer agent fee. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPAG-ANN-0209
1.751800.108

Fidelity® Variable Insurance Products:
Balanced Portfolio

Annual Report

December 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Past 5 years	Past 10 years
VIP Balanced - Initial Class	-33.96%	-2.14%	-0.52%
VIP Balanced - Service Class A	-34.02%	-2.24%	-0.62%
VIP Balanced - Service Class 2 B	-34.15%	-2.40%	-0.76%
VIP Balanced - Investor ClassC	-33.99%	-2.22%	-0.55%

A Performance for Service Class shares reflects an asset-based distribution fee (12b-1 fee).

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns prior to January 12, 2000 are those of Service Class which reflects a different 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

C The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Balanced Portfolio - Initial Class on December 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®)performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Lawrence Rakers and Ford O'Neil, Co-Portfolio Managers of VIP Balanced Portfolio

By year-end 2008, the vicious credit crisis sparked in the U.S. had spread like wildfire across the world's capital markets, stunting global growth, toppling commodity prices, changing the face of the global financial system, and chasing risk-averse investors toward the sidelines. The U.S. equity markets, as measured by the Dow Jones Industrial AverageSM and Standard & Poor's 500SM Index, fell hard as a result, declining 31.93% and 37.00%, respectively, while the technology-laden NASDAQ Composite® Index slid 40.03%. Foreign market stocks saw an even sharper decline, as illustrated by the 43.28% loss of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. A generally stronger U.S. dollar also held back returns for U.S. investors in foreign equities. Emerging-markets stocks - the global performance leader only a year ago - fell harder still, dropping 53.18%, as measured by the MSCI Emerging Markets Index. The only clear winners during the past year were assets backed by the U.S. government, as investors fled from risk. Thus, the Barclays Capital U.S. Treasury Bond Index climbed 13.74% for the year, while the Barclays Capital U.S. Aggregate Bond Index - a broader measure of the U.S. investment-grade bond universe - gained a more modest 5.24%. By contrast, high-yield bonds bore the brunt of investors' increasing wariness over risk, as expressed by the Merrill Lynch® U.S. High Yield Master II Constrained Index's drop of 26.11%. The emerging-markets bond category also felt the shock of investors' risk-averse sentiment, with the JPMorgan Emerging Markets Bond Index (EMBI) Global falling 10.91%. Meanwhile, the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - eked out a 1.69% gain.

During the year, the fund trailed the -22.06% return of the Fidelity Balanced 60/40 Composite Index by a considerable margin. (For specific portfolio results, please refer to the performance section of this report.) Versus the Composite index, overweighting stocks and underweighting bonds was a drawback. A small out-of-index position in high-yield bonds was counterproductive as well, while a modest cash position helped. Overall stock selection - especially in the energy sector - detracted. National Oilwell Varco, a supplier of equipment and components used in oil/gas drilling and production operations, as well as the fund's largest holding, on average, during the period, also was its biggest detractor. As the prices of crude oil and natural gas plummeted, the outlook for energy exploration rapidly dimmed, and the stock lost roughly two-thirds of its value. Other detractors included oil refiner Valero Energy and investment bank Lehman Brothers, the latter of which was sold. Additionally, not owning large integrated energy companies Exxon Mobil and Chevron - both components of the S&P 500®, the equity portion of the Composite index - hampered our results. On the positive side, underweighting industrial conglomerate General Electric - an important index component - was beneficial given the drag on the company's performance from its financing division. Specialty pharmaceutical holding Alpharma, an out-of-index position, also added value, and we sold the stock to lock in profits. In the investment-grade bond subportfolio - represented by VIP Investment Grade Central Fund, which included a position in Fidelity® Ultra-Short Central Fund - sector selection detracted, with a significant underweighting in U.S. government securities and a heavy emphasis on corporate bonds and securitized products - including commercial mortgage-backed securities, asset-backed securities and collateralized mortgage obligations - working against us. Corporate bonds also were plagued by worries about corporate profitability. Many of these securitized bonds were held in the first half of the period through Ultra-Short Central, which we ultimately divested out of while maintaining exposure to the same securities via direct holdings because we felt they represented attractive values. Conversely, bright spots included advantageous yield-curve positioning, with a heavier concentration than the bond portion of the Composite index in intermediate-term securities working in the fund's favor. Holdings in interest rate swaps, which are contracts that involve the exchange of fixed-rate interest payments for floating-rate interest payments, also aided performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Initial Class	.55%
Actual		$ 1,000.00	$ 705.60	$ 2.36
Hypothetical A		$ 1,000.00	$ 1,022.37	$ 2.80
Service Class	.68%
Actual		$ 1,000.00	$ 705.10	$ 2.91
Hypothetical A		$ 1,000.00	$ 1,021.72	$ 3.46
Service Class 2.80%
Actual		$ 1,000.00	$ 704.60	$ 3.43
Hypothetical A		$ 1,000.00	$ 1,021.11	$ 4.06
Investor Class	.64%
Actual		$ 1,000.00	$ 705.40	$ 2.74
Hypothetical A		$ 1,000.00	$ 1,021.92	$ 3.25

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of its investments in each Fidelity Central Fund.

Top Five Stocks as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Wells Fargo & Co.	1.2	0.0
JPMorgan Chase & Co.	1.1	0.7
National Oilwell Varco, Inc.	1.0	3.2
Cisco Systems, Inc.	1.0	0.4
Bank of America Corp.	0.8	0.5
	5.1
Top Five Bond Issuers as of December 31, 2008
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
Fannie Mae	10.2	8.3
U.S. Treasury Obligations	3.9	3.7
Freddie Mac	2.3	2.1
Morgan Stanley	0.7	0.4
Government National Mortgage Association	0.4	0.3
	17.5
Top Five Market Sectors as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	15.1	13.7
Information Technology	10.7	8.8
Industrials	8.8	8.3
Consumer Discretionary	8.6	6.2
Energy	8.3	14.2
Asset Allocation (% of fund's net assets)
As of December 31, 2008*		As of June 30, 2008**
	Stocks 62.1%		Stocks 63.9%
	Bonds 33.1%		Bonds 27.1%
	Short-Term Investments and Net Other Assets 4.3%		Short-Term Investments and Net Other Assets 8.9%
	Other Investments 0.5%		Other Investments 0.1%
* Foreign investments	9.3%	** Foreign investments	8.8%

Percentages are adjusted for the effect of futures contracts and swap contracts, if applicable.

A holdings list for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Central Funds is available at advisor.fidelity.com.

Annual Report

Investments December 31, 2008

Showing Percentage of Net Assets

Common Stocks - 61.4%
	Shares	Value
CONSUMER DISCRETIONARY - 7.0%
Auto Components - 0.3%
BorgWarner, Inc.	27,400	$ 596,498
Federal-Mogul Corp. Class A (a)	26,812	113,415
Johnson Controls, Inc.	88,100	1,599,896
The Goodyear Tire & Rubber Co. (a)	107,600	642,372
		2,952,181
Automobiles - 0.0%
Renault SA	13,900	364,458
Distributors - 0.1%
LKQ Corp. (a)	61,500	717,090
Diversified Consumer Services - 0.7%
Carriage Services, Inc. Class A (a)	24,247	48,736
H&R Block, Inc.	110,775	2,516,808
Hillenbrand, Inc.	129,262	2,156,090
Navitas Ltd.	128,838	220,090
Princeton Review, Inc. (a)	69,846	344,341
Service Corp. International	94,000	467,180
Stewart Enterprises, Inc. Class A	444,758	1,338,722
		7,091,967
Hotels, Restaurants & Leisure - 1.0%
Brinker International, Inc.	101,800	1,072,972
Darden Restaurants, Inc.	37,300	1,051,114
DineEquity, Inc. (d)	59,002	682,063
Las Vegas Sands Corp. unit (a)	31,200	3,229,200
McCormick & Schmick's Seafood Restaurants (a)	12,503	50,262
McDonald's Corp.	26,095	1,622,848
Sonic Corp. (a)	67,800	825,126
Starwood Hotels & Resorts Worldwide, Inc.	73,700	1,319,230
Vail Resorts, Inc. (a)	15,000	399,000
WMS Industries, Inc. (a)	5,300	142,570
		10,394,385
Household Durables - 0.6%
Black & Decker Corp.	24,400	1,020,164
Centex Corp.	22,700	241,528
Jarden Corp. (a)	11,000	126,500
La-Z-Boy, Inc.	45,100	97,867
Meritage Homes Corp. (a)	27,500	334,675
Newell Rubbermaid, Inc.	79,000	772,620
NVR, Inc. (a)	200	91,250
Pulte Homes, Inc.	84,200	920,306
Snap-On, Inc.	17,500	689,150
Stanley Furniture Co., Inc.	23,900	189,288
The Stanley Works	20,700	705,870
Whirlpool Corp.	31,100	1,285,985
		6,475,203

	Shares	Value
Leisure Equipment & Products - 0.2%
Eastman Kodak Co.	107,300	$ 706,034
Hasbro, Inc.	41,200	1,201,804
		1,907,838
Media - 2.0%
Ascent Media Corp. (a)	43,500	950,040
CC Media Holdings, Inc. Class A (a)	100,000	226,000
Comcast Corp. Class A (special) (non-vtg.)	365,101	5,896,381
Discovery Communications, Inc. (a)	10,300	145,848
DISH Network Corp. Class A (a)	91,200	1,011,408
Informa PLC	121,000	434,535
Lamar Advertising Co. Class A (a)	27,200	341,632
Liberty Media Corp. - Entertainment Class A (a)	157,800	2,758,344
Live Nation, Inc. (a)(d)	173,120	993,709
Scripps Networks Interactive, Inc. Class A	40,225	884,950
The DIRECTV Group, Inc. (a)	26,300	602,533
The Walt Disney Co.	80,940	1,836,529
Time Warner Cable, Inc. (a)	19,300	413,985
Time Warner, Inc.	390,390	3,927,323
		20,423,217
Multiline Retail - 0.2%
Target Corp.	63,600	2,196,108
Tuesday Morning Corp. (a)	75,116	122,439
		2,318,547
Specialty Retail - 1.8%
Advance Auto Parts, Inc.	70,500	2,372,325
Asbury Automotive Group, Inc.	38,400	175,488
Collective Brands, Inc. (a)	69,400	813,368
Group 1 Automotive, Inc.	8,800	94,776
Home Depot, Inc.	75,700	1,742,614
Lowe's Companies, Inc.	221,300	4,762,376
Lumber Liquidators, Inc. (a)	55,199	582,901
MarineMax, Inc. (a)	4,354	14,760
OfficeMax, Inc.	43,300	330,812
Pacific Sunwear of California, Inc. (a)	18,300	29,097
Ross Stores, Inc.	12,400	368,652
Sally Beauty Holdings, Inc. (a)	79,900	454,631
Sherwin-Williams Co.	19,500	1,165,125
Sonic Automotive, Inc. Class A (sub. vtg.)	59,500	236,810
Staples, Inc.	130,900	2,345,728
The Men's Wearhouse, Inc.	115,089	1,558,305
Tween Brands, Inc. (a)	221,000	954,720
		18,002,488
Textiles, Apparel & Luxury Goods - 0.1%
Adidas-Salomon AG	4,500	176,543
American Apparel, Inc. (a)	213,300	424,467
VF Corp.	2,950	161,572
		762,582
TOTAL CONSUMER DISCRETIONARY		71,409,956
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - 4.9%
Beverages - 0.5%
Anheuser-Busch InBev NV	126,660	$ 2,955,422
Anheuser-Busch InBev NV (strip VVPR) (a)	36,160	209
Fomento Economico Mexicano SAB de CV sponsored ADR	12,500	376,625
PepsiCo, Inc.	11,500	629,855
The Coca-Cola Co.	27,300	1,235,871
		5,197,982
Food & Staples Retailing - 1.0%
CVS Caremark Corp.	161,474	4,640,763
Kroger Co.	69,900	1,846,059
Rite Aid Corp. (a)	221,100	68,541
Safeway, Inc.	8,102	192,585
Winn-Dixie Stores, Inc. (a)	233,127	3,753,345
		10,501,293
Food Products - 1.3%
Cermaq ASA	127,800	494,879
Corn Products International, Inc.	63,615	1,835,293
Global Bio-Chem Technology Group Co. Ltd.	5,586,000	899,149
Leroy Seafood Group ASA	115,050	770,286
Lighthouse Caledonia ASA (d)	99,035	11,389
Marine Harvest ASA (a)(d)	7,853,000	1,211,098
Nestle SA (Reg.)	35,236	1,392,076
Ralcorp Holdings, Inc. (a)	35,100	2,049,840
Smithfield Foods, Inc. (a)(d)	110,211	1,550,669
The J.M. Smucker Co.	17,040	738,854
Tyson Foods, Inc. Class A	293,500	2,571,060
		13,524,593
Household Products - 1.5%
Central Garden & Pet Co. (a)	140,390	822,685
Central Garden & Pet Co. Class A (non-vtg.) (a)	92,150	543,685
Clorox Co.	26,200	1,455,672
Energizer Holdings, Inc. (a)	25,200	1,364,328
Kimberly-Clark Corp.	55,300	2,916,522
Procter & Gamble Co.	128,723	7,957,656
		15,060,548
Personal Products - 0.1%
Avon Products, Inc.	47,200	1,134,216
Estee Lauder Companies, Inc. Class A	10,900	337,464
		1,471,680
Tobacco - 0.5%
Imperial Tobacco Group PLC	33,400	905,518
Philip Morris International, Inc.	85,685	3,728,154
		4,633,672
TOTAL CONSUMER STAPLES		50,389,768

	Shares	Value
ENERGY - 7.0%
Energy Equipment & Services - 2.7%
BJ Services Co.	15,200	$ 177,384
Bristow Group, Inc. (a)	8,100	216,999
Exterran Holdings, Inc. (a)	51,547	1,097,951
Global Industries Ltd. (a)	344,959	1,203,907
Halliburton Co.	98,000	1,781,640
Helix Energy Solutions Group, Inc. (a)	62,200	450,328
Hercules Offshore, Inc. (a)	79,300	376,675
Nabors Industries Ltd. (a)	70,300	841,491
National Oilwell Varco, Inc. (a)	421,300	10,296,572
Parker Drilling Co. (a)	175,986	510,359
Pride International, Inc. (a)	60,673	969,555
Rowan Companies, Inc.	46,500	739,350
Smith International, Inc.	109,000	2,495,010
Superior Energy Services, Inc. (a)	40,544	645,866
Tidewater, Inc.	53,367	2,149,089
Transocean Ltd. (a)	11,000	519,750
Weatherford International Ltd. (a)	305,548	3,306,029
		27,777,955
Oil, Gas & Consumable Fuels - 4.3%
Alpha Natural Resources, Inc. (a)	4,500	72,855
Arch Coal, Inc.	27,712	451,428
Boardwalk Pipeline Partners, LP	83,541	1,485,359
Cabot Oil & Gas Corp.	33,200	863,200
Chesapeake Energy Corp.	259,100	4,189,647
Comstock Resources, Inc. (a)	16,900	798,525
Concho Resources, Inc. (a)	22,000	502,040
Denbury Resources, Inc. (a)	78,610	858,421
El Paso Corp.	71,600	560,628
Ellora Energy, Inc. (a)(e)	30,267	162,086
Energy Transfer Equity LP	67,800	1,099,038
EXCO Resources, Inc. (a)	246,239	2,230,925
Forest Oil Corp. (a)	22,900	377,621
Foundation Coal Holdings, Inc.	30,900	433,218
Frontier Oil Corp.	59,700	754,011
GMX Resources, Inc. (a)	11,000	278,520
Goodrich Petroleum Corp. (a)	50,200	1,503,490
Hess Corp.	50,618	2,715,150
James River Coal Co. (a)	7,200	110,376
McMoRan Exploration Co. (a)	23,942	234,632
Nexen, Inc.	85,800	1,512,624
OPTI Canada, Inc. (a)	500,000	739,706
Peabody Energy Corp.	22,100	502,775
Penn Virginia Corp.	43,700	1,135,326
Petrohawk Energy Corp. (a)	406,987	6,361,207
Plains Exploration & Production Co. (a)	101,282	2,353,794
Quicksilver Resources, Inc. (a)	227,300	1,266,061
Range Resources Corp.	75,850	2,608,482
Southwestern Energy Co. (a)	93,400	2,705,798
Suncor Energy, Inc.	31,500	614,104
Sunoco, Inc. (d)	44,850	1,949,181
Talisman Energy, Inc.	67,800	678,724
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Valero Energy Corp.	66,823	$ 1,446,050
Walter Industries, Inc.	3,500	61,285
Williams Companies, Inc.	43,200	625,536
		44,241,823
TOTAL ENERGY		72,019,778
FINANCIALS - 10.6%
Capital Markets - 2.3%
Affiliated Managers Group, Inc. (a)	13,700	574,304
Bank of New York Mellon Corp.	261,054	7,395,660
Bank Sarasin & Co. Ltd. Series B (Reg.)	25,126	748,808
Charles Schwab Corp.	45,700	738,969
EFG International	27,880	497,071
Fortress Investment Group LLC	112,300	112,300
Franklin Resources, Inc.	34,300	2,187,654
Goldman Sachs Group, Inc.	46,500	3,924,135
Janus Capital Group, Inc.	4,600	36,938
Julius Baer Holding Ltd.	36,814	1,423,535
Merrill Lynch & Co., Inc.	59,436	691,835
Morgan Stanley	120,656	1,935,322
State Street Corp.	66,213	2,604,157
T. Rowe Price Group, Inc.	14,630	518,487
The Blackstone Group LP	65,600	428,368
		23,817,543
Commercial Banks - 2.4%
Associated Banc-Corp.	9,100	190,463
M&T Bank Corp.	3,200	183,712
Mitsubishi UFJ Financial Group, Inc.	399,200	2,506,957
National City Corp.	17,400	31,494
PNC Financial Services Group, Inc.	72,800	3,567,200
Regions Financial Corp.	59,700	475,212
Sumitomo Mitsui Financial Group, Inc.	322	1,450,595
UCBH Holdings, Inc.	52,897	363,931
Wachovia Corp.	358,746	1,987,453
Wells Fargo & Co.	425,833	12,553,554
Wintrust Financial Corp.	40,100	824,857
		24,135,428
Consumer Finance - 0.5%
ACOM Co. Ltd.	28	1,182
Capital One Financial Corp.	45,900	1,463,751
Discover Financial Services	48,700	464,111
Promise Co. Ltd. (d)	102,800	2,605,363
SLM Corp. (a)	62,900	559,810
		5,094,217
Diversified Financial Services - 2.9%
Bank of America Corp.	572,471	8,060,392
CIT Group, Inc.	164,229	745,600
Citigroup, Inc.	95,605	641,510
CME Group, Inc.	14,547	3,027,376

	Shares	Value
IntercontinentalExchange, Inc. (a)	20,700	$ 1,706,508
JPMorgan Chase & Co.	358,900	11,316,117
PICO Holdings, Inc. (a)	151,361	4,023,175
		29,520,678
Insurance - 1.5%
ACE Ltd.	27,600	1,460,592
AMBAC Financial Group, Inc.	64,700	84,110
Arch Capital Group Ltd. (a)	1,700	119,170
Assurant, Inc.	32,529	975,870
Everest Re Group Ltd.	16,500	1,256,310
Genworth Financial, Inc. Class A (non-vtg.)	101,888	288,343
Hartford Financial Services Group, Inc.	36,000	591,120
Loews Corp.	30,700	867,275
Maiden Holdings Ltd. (e)	19,000	59,470
MBIA, Inc.	169,100	688,237
MetLife, Inc.	62,659	2,184,293
Montpelier Re Holdings Ltd.	67,600	1,135,004
PartnerRe Ltd.	27,000	1,924,290
Platinum Underwriters Holdings Ltd.	22,000	793,760
Prudential Financial, Inc.	13,800	417,702
Reinsurance Group of America, Inc.	20,263	867,662
The Travelers Companies, Inc.	30,400	1,374,080
W.R. Berkley Corp.	5,200	161,200
XL Capital Ltd. Class A	29,600	109,520
		15,358,008
Real Estate Investment Trusts - 0.6%
CapitalSource, Inc.	500,300	2,311,386
CBL & Associates Properties, Inc.	6,700	43,550
Developers Diversified Realty Corp.	38,000	185,440
General Growth Properties, Inc.	184,800	238,392
Highwoods Properties, Inc. (SBI)	17,900	489,744
Home Properties, Inc.	2,800	113,680
Pennsylvania Real Estate Investment Trust (SBI)	19,700	146,765
ProLogis Trust	84,800	1,177,872
Senior Housing Properties Trust (SBI)	16,800	301,056
SL Green Realty Corp.	18,110	469,049
UDR, Inc.	16,200	223,398
Vornado Realty Trust	15,000	905,250
		6,605,582
Real Estate Management & Development - 0.3%
CB Richard Ellis Group, Inc. Class A (a)	525,972	2,272,199
Jones Lang LaSalle, Inc.	26,988	747,568
		3,019,767
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp.	49,800	173,304
Washington Federal, Inc.	37,054	554,328
Washington Mutual, Inc.	101,600	2,184
		729,816
TOTAL FINANCIALS		108,281,039
Common Stocks - continued
	Shares	Value
HEALTH CARE - 7.2%
Biotechnology - 2.3%
Amgen, Inc. (a)	110,700	$ 6,392,925
Biogen Idec, Inc. (a)	32,500	1,547,975
Cephalon, Inc. (a)(d)	62,286	4,798,513
Cubist Pharmaceuticals, Inc. (a)	35,394	855,119
DUSA Pharmaceuticals, Inc. (a)	149,175	156,634
Genentech, Inc. (a)	22,750	1,886,203
Genzyme Corp. (a)	5,700	378,309
Gilead Sciences, Inc. (a)	45,700	2,337,098
Theravance, Inc. (a)	220,260	2,729,021
Vertex Pharmaceuticals, Inc. (a)	87,400	2,655,212
		23,737,009
Health Care Equipment & Supplies - 1.2%
Alcon, Inc.	21,080	1,880,125
American Medical Systems Holdings, Inc. (a)	61,352	551,554
Boston Scientific Corp. (a)	132,550	1,025,937
Covidien Ltd.	91,725	3,324,114
Integra LifeSciences Holdings Corp. (a)	47,500	1,689,575
Inverness Medical Innovations, Inc. (a)	39,024	737,944
Kinetic Concepts, Inc. (a)	26,400	506,352
Medtronic, Inc.	18,000	565,560
Smith & Nephew PLC	13,100	84,917
Sonova Holding AG	27,441	1,663,964
		12,030,042
Health Care Providers & Services - 1.5%
Brookdale Senior Living, Inc.	150,244	838,362
Coventry Health Care, Inc. (a)	30,535	454,361
Express Scripts, Inc. (a)	24,200	1,330,516
HealthSouth Corp. (a)	81,083	888,670
McKesson Corp.	27,700	1,072,821
Medco Health Solutions, Inc. (a)	52,900	2,217,039
Patterson Companies, Inc. (a)	31,400	588,750
Pediatrix Medical Group, Inc. (a)	28,666	908,712
Tenet Healthcare Corp. (a)	191,469	220,189
UnitedHealth Group, Inc.	111,965	2,978,269
Universal American Financial Corp. (a)	56,737	500,420
Universal Health Services, Inc. Class B	40,283	1,513,432
WellPoint, Inc. (a)	42,200	1,777,886
		15,289,427
Health Care Technology - 0.0%
IMS Health, Inc.	26,600	403,256
Life Sciences Tools & Services - 0.2%
Bruker BioSciences Corp. (a)	52,203	210,900
Charles River Laboratories International, Inc. (a)	24,000	628,800
Thermo Fisher Scientific, Inc. (a)	22,500	766,575
		1,606,275
Pharmaceuticals - 2.0%
Allergan, Inc.	29,700	1,197,504
Endo Pharmaceuticals Holdings, Inc. (a)	50,387	1,304,016

	Shares	Value
Merck & Co., Inc.	105,685	$ 3,212,824
Pfizer, Inc.	165,075	2,923,478
Schering-Plough Corp.	186,000	3,167,580
Shire PLC sponsored ADR	4,300	192,554
Teva Pharmaceutical Industries Ltd. sponsored ADR	17,400	740,718
Wyeth	175,900	6,598,009
XenoPort, Inc. (a)	29,400	737,352
		20,074,035
TOTAL HEALTH CARE		73,140,044
INDUSTRIALS - 7.9%
Aerospace & Defense - 1.7%
DigitalGlobe, Inc. (a) (e)	163	408
Finmeccanica SpA	68,596	1,067,524
Honeywell International, Inc.	91,600	3,007,228
Lockheed Martin Corp.	22,500	1,891,800
Northrop Grumman Corp.	33,300	1,499,832
Orbital Sciences Corp. (a)	69,350	1,354,406
Raytheon Co.	63,000	3,215,520
Raytheon Co. warrants 6/16/11 (a)	200	3,180
United Technologies Corp.	92,000	4,931,200
		16,971,098
Air Freight & Logistics - 0.1%
FedEx Corp.	18,700	1,199,605
Airlines - 0.6%
AirTran Holdings, Inc. (a)	158,600	704,184
Alaska Air Group, Inc. (a)	17,400	508,950
Delta Air Lines, Inc. (a)	456,066	5,226,516
		6,439,650
Building Products - 0.3%
Masco Corp.	153,900	1,712,907
Owens Corning (a)	54,700	946,310
		2,659,217
Commercial Services & Supplies - 0.8%
ACCO Brands Corp. (a)	154,269	532,228
Avery Dennison Corp.	22,000	720,060
Cintas Corp.	35,400	822,342
Consolidated Graphics, Inc. (a)	12,084	273,582
EnergySolutions, Inc.	100,300	566,695
GeoEye, Inc. (a)	85,678	1,647,588
R.R. Donnelley & Sons Co.	74,000	1,004,920
Republic Services, Inc.	59,350	1,471,287
Waste Management, Inc.	46,800	1,550,952
		8,589,654
Construction & Engineering - 1.0%
Chicago Bridge & Iron Co. NV (NY Shares)	51,100	513,555
Great Lakes Dredge & Dock Corp.	513,151	2,129,577
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Construction & Engineering - continued
Shaw Group, Inc. (a)	78,769	$ 1,612,401
URS Corp. (a)	138,312	5,638,980
		9,894,513
Electrical Equipment - 0.9%
Cooper Industries Ltd. Class A	189,123	5,528,065
First Solar, Inc. (a)	2,400	331,104
JA Solar Holdings Co. Ltd. ADR (a)	101,100	441,807
Renewable Energy Corp. AS (a)	89,200	860,030
Saft Groupe SA	39,098	1,064,509
Sunpower Corp. Class B (a)	25,726	783,099
		9,008,614
Industrial Conglomerates - 1.1%
General Electric Co.	402,690	6,523,578
McDermott International, Inc. (a)	192,400	1,900,912
Rheinmetall AG	3,500	115,859
Siemens AG sponsored ADR	34,900	2,643,675
Textron, Inc.	39,500	547,865
		11,731,889
Machinery - 0.5%
Cummins, Inc.	43,400	1,160,082
Danaher Corp.	25,900	1,466,199
Eaton Corp.	14,800	735,708
Ingersoll-Rand Co. Ltd. Class A	19,600	340,060
Navistar International Corp. (a)	47,800	1,021,964
Vallourec SA	4,900	559,776
		5,283,789
Marine - 0.1%
Alexander & Baldwin, Inc.	20,750	519,995
Professional Services - 0.1%
Monster Worldwide, Inc. (a)	68,900	833,001
Road & Rail - 0.7%
Burlington Northern Santa Fe Corp.	16,400	1,241,644
Con-way, Inc.	36,260	964,516
Union Pacific Corp.	62,900	3,006,620
Universal Truckload Services, Inc. (a)	137,393	1,945,485
YRC Worldwide, Inc. (a)(d)	32,745	93,978
		7,252,243
TOTAL INDUSTRIALS		80,383,268
INFORMATION TECHNOLOGY - 10.3%
Communications Equipment - 2.0%
Adtran, Inc.	94,828	1,411,041
Cisco Systems, Inc. (a)	627,400	10,226,620
Comverse Technology, Inc. (a)	198,000	1,239,480
Corning, Inc.	217,800	2,075,634
Juniper Networks, Inc. (a)	59,580	1,043,246

	Shares	Value
Motorola, Inc.	756,200	$ 3,349,966
QUALCOMM, Inc.	35,808	1,283,001
		20,628,988
Computers & Peripherals - 1.0%
Apple, Inc. (a)	30,500	2,603,175
Hewlett-Packard Co.	164,700	5,976,963
International Business Machines Corp.	8,900	749,024
NCR Corp. (a)	25,700	363,398
SanDisk Corp. (a)	55,789	535,574
		10,228,134
Electronic Equipment & Components - 1.1%
Amphenol Corp. Class A	77,100	1,848,858
Arrow Electronics, Inc. (a)	74,000	1,394,160
Avnet, Inc. (a)	145,111	2,642,471
Bell Microproducts, Inc. (a)	89,792	53,875
BYD Co. Ltd. (H Shares)	33,500	55,198
Cogent, Inc. (a)	28,548	387,396
Ingram Micro, Inc. Class A (a)	119,900	1,605,461
Itron, Inc. (a)	28,400	1,810,216
Tyco Electronics Ltd.	70,775	1,147,263
		10,944,898
Internet Software & Services - 0.8%
Art Technology Group, Inc. (a)	174,877	337,513
Google, Inc. Class A (sub. vtg.) (a)	16,060	4,940,859
Open Text Corp. (a)	34,700	1,054,946
VeriSign, Inc. (a)	109,100	2,081,628
		8,414,946
IT Services - 1.8%
Accenture Ltd. Class A	164,000	5,377,560
Affiliated Computer Services, Inc. Class A (a)	11,300	519,235
Cognizant Technology Solutions Corp. Class A (a)	47,552	858,789
Fidelity National Information Services, Inc.	71,600	1,164,932
Lender Processing Services, Inc.	89,900	2,647,555
MasterCard, Inc. Class A	1,000	142,930
Perot Systems Corp. Class A (a)	89,000	1,216,630
Sapient Corp. (a)	192,400	854,256
SRA International, Inc. Class A (a)	31,134	537,062
The Western Union Co.	65,700	942,138
Unisys Corp. (a)	732,608	622,717
Visa, Inc.	72,700	3,813,115
WNS Holdings Ltd. sponsored ADR (a)	69,454	364,634
		19,061,553
Semiconductors & Semiconductor Equipment - 2.4%
Altera Corp.	61,900	1,034,349
Analog Devices, Inc.	79,000	1,502,580
Applied Materials, Inc.	261,500	2,648,995
ASAT Holdings Ltd.	1,762	12
ASAT Holdings Ltd. warrants 7/24/11 (a)	48	15
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Atmel Corp. (a)	1,797,099	$ 5,624,920
Axcelis Technologies, Inc. (a)	205,668	104,891
Cymer, Inc. (a)	52,382	1,147,690
Cypress Semiconductor Corp. (a)	93,800	419,286
Fairchild Semiconductor International, Inc. (a)	111,900	547,191
International Rectifier Corp. (a)	85,100	1,148,850
Lam Research Corp. (a)	76,200	1,621,536
LTX-Credence Corp. (a)	660,082	178,222
Maxim Integrated Products, Inc.	193,800	2,213,196
MEMC Electronic Materials, Inc. (a)	32,000	456,960
Microchip Technology, Inc.	27,100	529,263
National Semiconductor Corp.	78,100	786,467
ON Semiconductor Corp. (a)	153,835	523,039
Semitool, Inc. (a)	103,721	316,349
Teradyne, Inc. (a)	147,380	621,944
Varian Semiconductor Equipment Associates, Inc. (a)	113,300	2,052,996
Xilinx, Inc.	43,720	779,090
		24,257,841
Software - 1.2%
Adobe Systems, Inc. (a)	8,100	172,449
CA, Inc.	47,400	878,322
McAfee, Inc. (a)	44,200	1,527,994
Misys PLC	357,300	526,505
Oracle Corp. (a)	210,900	3,739,257
Quest Software, Inc. (a)	148,620	1,871,126
Sourcefire, Inc. (a)	141,175	790,580
Symantec Corp. (a)	108,631	1,468,691
THQ, Inc. (a)	222,051	930,394
		11,905,318
TOTAL INFORMATION TECHNOLOGY		105,441,678
MATERIALS - 3.0%
Chemicals - 1.3%
Airgas, Inc.	21,559	840,585
Albemarle Corp.	42,900	956,670
Arkema sponsored ADR	29,988	512,195
Calgon Carbon Corp. (a)	23,054	354,109
Celanese Corp. Class A	79,500	988,185
CF Industries Holdings, Inc.	5,600	275,296
Lubrizol Corp.	25,200	917,028
Monsanto Co.	44,600	3,137,610
Solutia, Inc. (a)	184,326	829,467
Spartech Corp.	123,937	775,846
Symrise AG	58,800	848,273
The Mosaic Co.	39,200	1,356,320
Valspar Corp.	48,500	877,365
W.R. Grace & Co. (a)	181,949	1,086,236
		13,755,185

	Shares	Value
Containers & Packaging - 0.6%
Greif, Inc. Class A	19,000	$ 635,170
Owens-Illinois, Inc. (a)	25,700	702,381
Pactiv Corp. (a)	78,700	1,958,056
Rock-Tenn Co. Class A	35,000	1,196,300
Temple-Inland, Inc.	249,747	1,198,786
		5,690,693
Metals & Mining - 1.1%
Agnico-Eagle Mines Ltd.	5,000	257,952
Alamos Gold, Inc. (a)	218,600	1,572,080
ArcelorMittal SA (NY Shares) Class A	25,225	620,283
Commercial Metals Co.	54,600	648,102
Compass Minerals International, Inc.	900	52,794
Eldorado Gold Corp. (a)	203,800	1,616,397
Ivanhoe Mines Ltd. (a)	134,100	360,407
Lihir Gold Ltd. (a)	385,542	847,760
Newcrest Mining Ltd.	62,058	1,506,715
Red Back Mining, Inc. (a)(e)	7,400	52,245
Silver Wheaton Corp. (a)	51,200	336,648
Stillwater Mining Co. (a)(d)	82,900	409,526
Timminco Ltd. (a)	77,400	224,560
Titanium Metals Corp.	56,818	500,567
United States Steel Corp.	11,900	442,680
Yamana Gold, Inc.	208,220	1,617,226
		11,065,942
TOTAL MATERIALS		30,511,820
TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 1.4%
AT&T, Inc.	204,200	5,819,700
Cincinnati Bell, Inc. (a)	355,600	686,308
Qwest Communications International, Inc.	1,259,700	4,585,308
Verizon Communications, Inc.	102,100	3,461,190
		14,552,506
Wireless Telecommunication Services - 0.0%
Vivo Participacoes SA sponsored ADR	9,175	115,055
TOTAL TELECOMMUNICATION SERVICES		14,667,561
UTILITIES - 2.1%
Electric Utilities - 1.3%
Allegheny Energy, Inc.	71,837	2,432,401
E.ON AG	19,900	818,108
Entergy Corp.	23,800	1,978,494
Exelon Corp.	71,759	3,990,518
FirstEnergy Corp.	61,700	2,997,386
PPL Corp.	7,500	230,175
Public Power Corp. of Greece	31,900	515,108
		12,962,190
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Gas Utilities - 0.1%
Equitable Resources, Inc.	35,300	$ 1,184,315
Questar Corp.	5,700	186,219
		1,370,534
Independent Power Producers & Energy Traders - 0.6%
AES Corp. (a)	68,300	562,792
NRG Energy, Inc. (a)	206,120	4,808,780
Reliant Energy, Inc. (a)	175,181	1,012,546
		6,384,118
Multi-Utilities - 0.1%
CMS Energy Corp.	22,100	223,431
NorthWestern Energy Corp.	2,300	53,981
RWE AG	7,500	690,603
		968,015
TOTAL UTILITIES		21,684,857
TOTAL COMMON STOCKS (Cost $890,363,580)		627,929,769
Preferred Stocks - 0.6%

Convertible Preferred Stocks - 0.6%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
McMoRan Exploration Co. 6.75%	1,100	73,341
FINANCIALS - 0.5%
Capital Markets - 0.0%
Legg Mason, Inc. 7.00%	20,300	447,574
Commercial Banks - 0.3%
East West Bancorp, Inc. Series A, 8.00%	300	311,388
Fifth Third Bancorp 8.50%	6,200	529,232
Huntington Bancshares, Inc. 8.50%	1,400	1,090,600
UCBH Holdings, Inc. Series B, 8.50%	200	324,912
Wachovia Corp. 7.50%	900	675,000
		2,931,132
Diversified Financial Services - 0.2%
CIT Group, Inc. Series C, 8.75%	61,900	1,654,587
TOTAL FINANCIALS		5,033,293
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Mylan, Inc. 6.50%	1,000	659,030
INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
ASAT Holdings Ltd. 13.00% (a)	48	0

	Shares	Value
MATERIALS - 0.0%
Metals & Mining - 0.0%
Freeport-McMoRan Copper & Gold, Inc. 6.75%	6,100	$ 284,309
TOTAL CONVERTIBLE PREFERRED STOCKS		6,049,973
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Fiat SpA	117,994	420,159
TOTAL PREFERRED STOCKS (Cost $7,849,010)		6,470,132
Investment Companies - 0.1%

Ares Capital Corp. (Cost $1,917,062)	128,532	813,608
Corporate Bonds - 0.1%
	Principal Amount
Convertible Bonds - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Virgin Media, Inc. 6.5% 11/15/16 (e)	$ 790,000	383,624
FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. 9% 4/1/63 (e)	1,066,000	404,567
HEALTH CARE - 0.0%
Pharmaceuticals - 0.0%
Alpharma, Inc. 2.125% 3/15/27	140,000	179,956
INDUSTRIALS - 0.0%
Electrical Equipment - 0.0%
JA Solar Holdings Co. Ltd. 4.5% 5/15/13	390,000	156,000
TOTAL CONVERTIBLE BONDS		1,124,147
Nonconvertible Bonds - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Telecom Italia Capital SA 7.2% 7/18/36	25,000	19,250
TOTAL CORPORATE BONDS (Cost $1,200,528)		1,143,397
Fixed-Income Funds - 33.7%
	Shares	Value
Fidelity High Income Central Fund 2 (f)	538,331	$ 39,712,692
Fidelity VIP Investment Grade Central Fund (f)	3,217,443	304,949,284
TOTAL FIXED-INCOME FUNDS (Cost $377,010,282)		344,661,976
Money Market Funds - 4.5%

Fidelity Cash Central Fund, 1.06% (b)	39,989,963	39,989,963
Fidelity Securities Lending Cash Central Fund, 0.87% (b)(c)	6,001,803	6,001,803
TOTAL MONEY MARKET FUNDS (Cost $45,991,766)		45,991,766
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $1,324,332,228)		1,027,010,648
NET OTHER ASSETS - (0.4)%		(3,925,973)
NET ASSETS - 100%		$ 1,023,084,675
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,062,400 or 0.1% of net assets.

(f) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's web site at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,765,272
Fidelity High Income Central Fund 2	1,434,877
Fidelity Securities Lending Cash Central Fund	186,748
Fidelity VIP Investment Grade Central Fund	16,110,292
Total	$ 19,497,189
Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity High Income Central Fund 2	$ -	$ 48,467,973*	$ 1,512,900	$ 39,712,692	7.3%
Fidelity VIP Investment Grade Central Fund	247,813,945	80,945,826	-	304,949,284	9.6%
Total	$ 247,813,945	$ 129,413,799	$ 1,512,900	$ 344,661,976
* Includes the value of shares received through in-kind contributions.
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 1,027,010,648	$ 987,476,986	$ 34,679,984	$ 4,853,678
The following is a reconciliation of assets for which Level 3 inputs were used in determining value:
Investments in Securities
Beginning Balance	$ 383,912
Total Realized Gain (Loss)	(2,819)
Total Unrealized Gain (Loss)	(772,966)
Cost of Purchases	5,246,608
Proceeds of Sales	(1,057)
Amortization/Accretion	-
Transfer in/out of Level 3	-
Ending Balance	$ 4,853,678

The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S. Government and U.S. Government Agency Obligations	16.8%
AAA,AA,A	7.9%
BBB	5.0%
BB	1.6%
B	1.8%
CCC,CC,C	0.3%
Not Rated	0.1%
Equities	62.1%
Short-Term Investments and Net Other Assets	4.4%
100.0%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. All ratings are as of the report date and do not reflect subsequent downgrades.

The information in the above table is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.
Income Tax Information
At December 31, 2008, the fund had a capital loss carryforward of approximately $83,322,663 all of which will expire on December 31, 2016.
The fund intends to elect to defer to its fiscal year ending December 31, 2009 approximately $41,078,944 of losses recognized during the period November 1, 2008 to December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value (including securities loaned of $5,710,600) - See accompanying schedule: Unaffiliated issuers (cost $901,330,180)	$ 636,356,906
Fidelity Central Funds (cost $423,002,048)	390,653,742
Total Investments (cost $1,324,332,228)		$ 1,027,010,648
Cash		12,159
Foreign currency held at value (cost $154)		156
Receivable for investments sold		3,482,792
Receivable for fund shares sold		1,293,134
Dividends receivable		1,157,021
Interest receivable		34,009
Distributions receivable from Fidelity Central Funds		2,189,300
Prepaid expenses		11,981
Other receivables		211,921
Total assets		1,035,403,121

Liabilities
Payable for investments purchased	$ 5,579,601
Payable for fund shares redeemed	148,964
Accrued management fee	336,140
Distribution fees payable	20,336
Other affiliated payables	137,876
Other payables and accrued expenses	93,726
Collateral on securities loaned, at value	6,001,803
Total liabilities		12,318,446

Net Assets		$ 1,023,084,675
Net Assets consist of:
Paid in capital		$ 1,456,852,816
Undistributed net investment income		121,759
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(136,571,202)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(297,318,698)
Net Assets		$ 1,023,084,675

Statement of Assets and Liabilities - continued

December 31, 2008

Initial Class: Net Asset Value, offering price and redemption price per share ($149,711,482 ÷ 15,169,765 shares)	$ 9.87

Service Class: Net Asset Value, offering price and redemption price per share ($4,983,426 ÷ 506,527 shares)	$ 9.84

Service Class 2: Net Asset Value, offering price and redemption price per share ($102,009,483 ÷ 10,459,020 shares)	$ 9.75

Investor Class: Net Asset Value, offering price and redemption price per share ($766,380,284 ÷ 77,981,384 shares)	$ 9.83

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2008

Investment Income
Dividends		$ 10,746,185
Interest		282,350
Income from Fidelity Central Funds		19,497,189
Total income		30,525,724

Expenses
Management fee	$ 4,316,699
Transfer agent fees	1,384,443
Distribution fees	294,541
Accounting and security lending fees	443,408
Custodian fees and expenses	154,596
Independent trustees' compensation	4,912
Registration fees	65
Audit	78,991
Legal	5,775
Miscellaneous	86,580
Total expenses before reductions	6,770,010
Expense reductions	(22,353)	6,747,657
Net investment income (loss)		23,778,067
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $4,496)	(136,990,857)
Fidelity Central Funds	(26,618)
Investment not meeting investment restrictions	13,558
Foreign currency transactions	(30,962)
Capital gain distributions from Fidelity Central Funds	534,121
Total net realized gain (loss)		(136,500,758)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $6,636)	(338,976,448)
Assets and liabilities in foreign currencies	(101,303)
Total change in net unrealized appreciation (depreciation)		(339,077,751)
Net gain (loss)		(475,578,509)
Net increase (decrease) in net assets resulting from operations		$ (451,800,442)

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 23,778,067	$ 12,033,268
Net realized gain (loss)	(136,500,758)	28,282,573
Change in net unrealized appreciation (depreciation)	(339,077,751)	338,813
Net increase (decrease) in net assets resulting from operations	(451,800,442)	40,654,654
Distributions to shareholders from net investment income	(23,090,123)	(19,987,638)
Distributions to shareholders from net realized gain	(28,900,535)	(17,726,464)
Total distributions	(51,990,658)	(37,714,102)
Share transactions - net increase (decrease)	726,299,088	358,180,675
Total increase (decrease) in net assets	222,507,988	361,121,227

Net Assets
Beginning of period	800,576,687	439,455,460
End of period (including undistributed net investment income of $121,759 and undistributed net investment income of $236,566, respectively)	$ 1,023,084,675	$ 800,576,687

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 15.83	$ 15.64	$ 14.78	$ 14.35	$ 13.88
Income from Investment Operations
Net investment income (loss) C	.31	.36	.33	.31	.36 F
Net realized and unrealized gain (loss)	(5.54)	.99	1.34	.50	.39
Total from investment operations	(5.23)	1.35	1.67	.81	.75
Distributions from net investment income	(.24)	(.54)	(.31)	(.37)	(.28)
Distributions from net realized gain	(.49)	(.62)	(.50)	(.01)	-
Total distributions	(.73)	(1.16)	(.81)	(.38)	(.28)
Net asset value, end of period	$ 9.87	$ 15.83	$ 15.64	$ 14.78	$ 14.35
Total Return A, B	(33.96)%	8.98%	11.78%	5.77%	5.47%
Ratios to Average Net Assets D, G
Expenses before reductions	.55%	.57%	.61%	.58%	.56%
Expenses net of fee waivers, if any	.55%	.57%	.61%	.58%	.56%
Expenses net of all reductions	.55%	.57%	.59%	.54%	.56%
Net investment income (loss)	2.34%	2.25%	2.20%	2.22%	2.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 149,711	$ 274,561	$ 281,594	$ 276,343	$ 291,176
Portfolio turnover rate E	64%	41%	55%	140%	74%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 15.77	$ 15.55	$ 14.70	$ 14.28	$ 13.81
Income from Investment Operations
Net investment income (loss) C	.30	.34	.31	.30	.34 F
Net realized and unrealized gain (loss)	(5.52)	.99	1.33	.48	.40
Total from investment operations	(5.22)	1.33	1.64	.78	.74
Distributions from net investment income	(.22)	(.49)	(.29)	(.35)	(.27)
Distributions from net realized gain	(.49)	(.62)	(.50)	(.01)	-
Total distributions	(.71)	(1.11)	(.79)	(.36)	(.27)
Net asset value, end of period	$ 9.84	$ 15.77	$ 15.55	$ 14.70	$ 14.28
Total Return A, B	(34.02)%	8.90%	11.64%	5.61%	5.42%
Ratios to Average Net Assets D, G
Expenses before reductions	.68%	.68%	.72%	.68%	.67%
Expenses net of fee waivers, if any	.68%	.68%	.72%	.68%	.67%
Expenses net of all reductions	.68%	.68%	.69%	.65%	.67%
Net investment income (loss)	2.22%	2.14%	2.09%	2.12%	2.50%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,983	$ 9,376	$ 14,247	$ 18,181	$ 21,228
Portfolio turnover rate E	64%	41%	55%	140%	74%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 15.65	$ 15.46	$ 14.62	$ 14.20	$ 13.75
Income from Investment Operations
Net investment income (loss) C	.27	.31	.28	.27	.32 F
Net realized and unrealized gain (loss)	(5.47)	.98	1.33	.50	.38
Total from investment operations	(5.20)	1.29	1.61	.77	.70
Distributions from net investment income	(.21)	(.48)	(.27)	(.34)	(.25)
Distributions from net realized gain	(.49)	(.62)	(.50)	(.01)	-
Total distributions	(.70)	(1.10)	(.77)	(.35)	(.25)
Net asset value, end of period	$ 9.75	$ 15.65	$ 15.46	$ 14.62	$ 14.20
Total Return A, B	(34.15)%	8.72%	11.50%	5.53%	5.15%
Ratios to Average Net Assets D, G
Expenses before reductions	.81%	.82%	.87%	.83%	.82%
Expenses net of fee waivers, if any	.81%	.82%	.87%	.83%	.82%
Expenses net of all reductions	.80%	.82%	.84%	.80%	.82%
Net investment income (loss)	2.09%	2.00%	1.94%	1.95%	2.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 102,009	$ 120,116	$ 56,139	$ 40,716	$ 37,020
Portfolio turnover rate E	64%	41%	55%	140%	74%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Investor Class

Years ended December 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 15.77	$ 15.59	$ 14.77	$ 13.96
Income from Investment Operations
Net investment income (loss) E	.29	.34	.31	.11
Net realized and unrealized gain (loss)	(5.50)	.99	1.32	.70
Total from investment operations	(5.21)	1.33	1.63	.81
Distributions from net investment income	(.24)	(.53)	(.31)	-
Distributions from net realized gain	(.49)	(.62)	(.50)	-
Total distributions	(.73)	(1.15)	(.81)	-
Net asset value, end of period	$ 9.83	$ 15.77	$ 15.59	$ 14.77
Total Return B, C, D	(33.99)%	8.89%	11.56%	5.80%
Ratios to Average Net Assets F, I
Expenses before reductions	.64%	.68%	.73%	.76% A
Expenses net of fee waivers, if any	.64%	.68%	.73%	.76% A
Expenses net of all reductions	.64%	.68%	.71%	.73% A
Net investment income (loss)	2.25%	2.14%	2.07%	1.73% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 766,380	$ 396,524	$ 87,476	$ 14,133
Portfolio turnover rate G	64%	41%	55%	140%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2008

1. Organization.

VIP Balanced Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on their investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The following summarizes the Fund's investment in each Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices
Fidelity High Income Central Fund 2	Fidelity Management & Research Company, Inc. (FMRC)

Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.

Loans & Direct Debt Instruments Repurchase Agreements Restricted Securities
VIP Investment Grade Central Fund	FIMM	Seeks a high level of current income by normally investing in investment-grade debt securities and repurchase agreements.	Delayed Delivery & When Issued Securities Mortgage Dollar Rolls Repurchase Agreements Restricted Securities Swap Agreements

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Exchange-In-Kind. On March 28, 2008, the Fund completed a non-taxable exchange of securities with a value, including accrued interest, of $17,036,018 (which included $448,817 of unrealized depreciation) for 170,360 shares (each then valued at $100.00 per share) of the Fidelity High Income Central Fund 2, an affiliated entity. This is considered a non-taxable exchange for federal income tax purposes, with no gain or loss recognized by the Fund or its shareholders.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of December 31, 2008, for the Fund's investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, (including allocations from Fidelity Central Funds), deferred trustees compensation, short-term distributions from Fidelity Central Funds, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 30,147,062
Unrealized depreciation	(337,743,749)
Net unrealized appreciation (depreciation)	(307,596,687)
Undistributed ordinary income	1,831,258
Capital loss carryforward	(83,322,663)
Cost for federal income tax purposes	$ 1,334,607,335

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007
Ordinary Income	$ 31,937,226	$ 31,709,977
Long-term Capital Gains	20,053,432	6,004,125
Total	$ 51,990,658	$ 37,714,102

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities and U.S. government securities, aggregated $1,322,436,622 and $634,495,801, respectively.

The Fund realized a gain on the sale of an investment not meeting the investment restrictions of the Fund.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .15% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .41% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 7,388
Service Class 2	287,153
$ 294,541

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. Prior to February 1, 2008, Investor Class paid a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 159,331
Service Class	7,029
Service Class 2	84,899
Investor Class	1,133,184
$ 1,384,443

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $24,426 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,920 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $186,748.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $20,949 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,404.

Annual Report

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 87% of the total outstanding shares of the Fund.

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $16,114, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2008	2007
From net investment income
Initial Class	$ 3,590,096	$ 9,335,952
Service Class	110,719	362,154
Service Class 2	2,115,520	2,653,704
Investor Class	17,273,788	7,635,828
Total	$ 23,090,123	$ 19,987,638
From net realized gain
Initial Class	$ 8,405,764	$ 11,000,156
Service Class	285,557	538,019
Service Class 2	3,807,586	2,375,971
Investor Class	16,401,628	3,812,318
Total	$ 28,900,535	$ 17,726,464

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2008	2007	2008	2007
Initial Class
Shares sold	833,717	957,314	$ 11,749,517	$ 15,145,727
Reinvestment of distributions	947,612	1,334,236	11,995,860	20,336,108
Shares redeemed	(3,954,013)	(2,959,533)	(49,429,221)	(46,715,047)
Net increase (decrease)	(2,172,684)	(667,983)	$ (25,683,844)	$ (11,233,212)
Service Class
Shares sold	59,772	24,593	$ 883,607	$ 394,237
Reinvestment of distributions	31,136	59,512	396,276	900,173
Shares redeemed	(178,763)	(405,715)	(2,413,973)	(6,456,526)
Net increase (decrease)	(87,855)	(321,610)	$ (1,134,090)	$ (5,162,116)
Service Class 2
Shares sold	4,094,561	4,415,627	$ 52,156,218	$ 69,190,267
Reinvestment of distributions	485,367	331,594	5,923,106	5,029,674
Shares redeemed	(1,794,742)	(704,839)	(23,293,761)	(11,006,515)
Net increase (decrease)	2,785,186	4,042,382	$ 34,785,563	$ 63,213,426
Investor Class
Shares sold	50,969,711	19,027,117	$ 696,381,533	$ 303,692,314
Reinvestment of distributions	2,920,016	741,961	33,675,416	11,448,146
Shares redeemed	(1,045,000)	(241,975)	(11,725,490)	(3,777,883)
Net increase (decrease)	52,844,727	19,527,103	$ 718,331,459	$ 311,362,577

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Balanced Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Balanced Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Balanced Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 24, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 380 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1994

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of Fidelity Distributors Corporation (FDC) (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of VIP III Balanced Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities.

	Pay Date	Record Date	Capital Gains
Initial Class	02/13/09	02/13/09	$0.02
Service Class	02/13/09	02/13/09	$0.02
Service Class 2	02/13/09	02/13/09	$0.02
Investor Class	02/13/09	02/13/09	$0.02

A total of 4.25% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Initial Class designates 2% and 36%; Service Class designates 2% and 39%; Service Class 2 designates 2% and 41%; and Investor Class designates 2% and 37% of the dividends distributed in February 08 and December 08, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	480,138,920.96	96.024
Withheld	19,882,478.12	3.976
TOTAL	500,021,399.08	100.000
Dennis J. Dirks
Affirmative	480,832,679.07	96.162
Withheld	19,188,720.01	3.838
TOTAL	500,021,399.08	100.000
Edward C. Johnson 3d
Affirmative	479,672,501.64	95.930
Withheld	20,348,897.44	4.070
TOTAL	500,021,399.08	100.000
Alan J. Lacy
Affirmative	480,855,085.66	96.167
Withheld	19,166,313.42	3.833
TOTAL	500,021,399.08	100.000
Ned C. Lautenbach
Affirmative	480,466,203.36	96.089
Withheld	19,555,195.72	3.911
TOTAL	500,021,399.08	100.000
Joseph Mauriello
Affirmative	480,901,405.05	96.176
Withheld	19,119,994.03	3.824
TOTAL	500,021,399.08	100.000
Cornelia M. Small
Affirmative	480,874,313.41	96.171
Withheld	19,147,085.67	3.829
TOTAL	500,021,399.08	100.000
William S. Stavropoulos
Affirmative	479,991,012.37	95.994
Withheld	20,030,386.71	4.006
TOTAL	500,021,399.08	100.000
David M. Thomas
Affirmative	480,965,859.46	96.189
Withheld	19,055,539.62	3.811
TOTAL	500,021,399.08	100.000
Michael E. Wiley
Affirmative	480,787,761.45	96.153
Withheld	19,233,637.63	3.847
TOTAL	500,021,399.08	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	414,160,662.88	82.829
Against	56,091,624.37	11.217
Abstain	29,769,111.83	5.954
TOTAL	500,021,399.08	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Balanced Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a proprietary custom index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a proprietary custom index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's proprietary custom index is an index developed by FMR that represents the performance of the fund's general investment categories in both equity and bond securities.

VIP Balanced Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the first quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also stated that the investment performance of Initial Class of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 7% means that 93% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Balanced Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Investments Money Management, Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Co., Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPBAL-ANN-0209
1.540208.111

Fidelity® Variable Insurance Products:
Dynamic Capital Appreciation Portfolio

Annual Report

December 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Past 5 years	Life of fund A
VIP Dynamic Capital Appreciation - Initial Class	-41.23%	-2.49%	-5.49%
VIP Dynamic Capital Appreciation - Service Class B	-41.30%	-2.60%	-5.60%
VIP Dynamic Capital Appreciation - Service Class 2 C	-41.35%	-2.73%	-5.74%
VIP Dynamic Capital Appreciation - Investor Class D	-41.25%	-2.55%	-5.53%

A From September 25, 2000.

B Performance for Service Class shares reflects an asset-based service fee (12b-1 fee).

C Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee).

D The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Dynamic Capital Appreciation Portfolio - Initial Class on September 25, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from J. Fergus Shiel, Portfolio Manager of VIP Dynamic Capital Appreciation Portfolio

By year-end 2008, the vicious credit crisis sparked in the U.S. had spread like wildfire across the world's capital markets, stunting global growth, toppling commodity prices, changing the face of the global financial system, and chasing risk-averse investors toward the sidelines. The U.S. equity markets, as measured by the Dow Jones Industrial AverageSM and Standard & Poor's 500SM Index, fell hard as a result, declining 31.93% and 37.00%, respectively, while the technology-laden NASDAQ Composite® Index slid 40.03%. Foreign market stocks saw an even sharper decline, as illustrated by the 43.28% loss of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. A generally stronger U.S. dollar also held back returns for U.S. investors in foreign equities. Emerging-markets stocks - the global performance leader only a year ago - fell harder still, dropping 53.18%, as measured by the MSCI Emerging Markets Index. The only clear winners during the past year were assets backed by the U.S. government, as investors fled from risk. Thus, the Barclays Capital U.S. Treasury Bond Index climbed 13.74% for the year, while the Barclays Capital U.S. Aggregate Bond Index - a broader measure of the U.S. investment-grade bond universe - gained a more modest 5.24%. By contrast, high-yield bonds bore the brunt of investors' increasing wariness over risk, as expressed by the Merrill Lynch® U.S. High Yield Master II Constrained Index's drop of 26.11%. The emerging-markets bond category also felt the shock of investors' risk-averse sentiment, with the JPMorgan Emerging Markets Bond Index (EMBI) Global falling 10.91%. Meanwhile, the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - eked out a 1.69% gain.

During the past year, the fund trailed its benchmark, the S&P 500®. (For specific portfolio results, please refer to the performance section of this report.) Versus the benchmark, stock selection in energy, health care, financials and industrials detracted significantly from performance. In the case of energy, performance also suffered from an underweighting, whereas our weightings in the other three sectors provided some offsetting strength. Additionally, a sizable underweighting in consumer staples held back performance, as did a combination of poor picks and unfavorable industry positioning within consumer discretionary. Fertilizer maker Mosaic was the largest detractor relative to the index, hampered in part by weak fertilizer and corn prices. Underweighting major index component Exxon Mobil, one of the leading integrated energy companies, also hurt our results. Other detractors included Irish biopharmaceutical company Elan, commercial real estate firm CB Richard Ellis Group and asset manager Janus Capital Group. Not having a stake in consumer products company and index heavyweight Procter & Gamble detracted as well. Mosaic and Elan were out-of-index holdings. Conversely, an above-average cash position provided a modest cushion against further losses. Biotechnology holding Biogen Idec resisted the selling pressure relatively well, in part due to some favorable test results for its rheumatoid arthritis medication. Railroad stock Norfolk Southern also added value, as did out-of-index holding ITT Educational Services, a for-profit education provider that I sold to nail down profits. Not owning troubled insurer and index component American International Group (AIG) further aided performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Initial Class	.90%
Actual		$ 1,000.00	$ 652.90	$ 3.74
Hypothetical A		$ 1,000.00	$ 1,020.61	$ 4.57
Service Class	1.00%
Actual		$ 1,000.00	$ 652.60	$ 4.15
Hypothetical A		$ 1,000.00	$ 1,020.11	$ 5.08
Service Class 2	1.10%
Actual		$ 1,000.00	$ 652.00	$ 4.57
Hypothetical A		$ 1,000.00	$ 1,019.61	$ 5.58
Investor Class	.93%
Actual		$ 1,000.00	$ 652.80	$ 3.86
Hypothetical A		$ 1,000.00	$ 1,020.46	$ 4.72

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
The Walt Disney Co.	7.1	6.7
Biogen Idec, Inc.	5.2	4.4
AMR Corp.	3.8	1.0
CME Group, Inc.	3.9	0.9
Monsanto Co.	3.5	5.0
Qwest Communications International, Inc.	2.8	1.7
Wal-Mart Stores, Inc.	2.8	1.3
Continental Airlines, Inc. Class B	2.6	0.6
Genentech, Inc.	2.3	0.8
Comcast Corp. Class A (special) (non-vtg.)	2.1	0.0
	36.1
Top Five Market Sectors as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	22.3	13.9
Consumer Discretionary	14.6	14.5
Industrials	13.7	16.7
Financials	10.5	5.3
Information Technology	10.1	9.8
Asset Allocation (% of fund's net assets)
As of December 31, 2008*		As of June 30, 2008**
	Stocks 96.4%		Stocks 89.9%
	Bonds 0.0%		Bonds 0.0%
	Short-Term Investments and Net Other Assets 3.6%		Short-Term Investments and Net Other Assets 10.1%
* Foreign investments	7.1%	** Foreign investments	21.8%

Annual Report

Investments December 31, 2008

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value
CONSUMER DISCRETIONARY - 14.6%
Hotels, Restaurants & Leisure - 2.1%
CKE Restaurants, Inc.	4,900	$ 42,532
McDonald's Corp.	3,600	223,884
Orient Express Hotels Ltd. Class A	3,300	25,278
Paddy Power PLC (Ireland)	14,200	267,541
Red Robin Gourmet Burgers, Inc. (a)	3,600	60,588
The Cheesecake Factory, Inc. (a)	7,400	74,740
Wendy's/Arby's Group, Inc.	36,989	182,726
		877,289
Media - 12.5%
CBS Corp. Class B	42,300	346,437
Comcast Corp. Class A (special) (non-vtg.)	55,156	890,769
Interpublic Group of Companies, Inc. (a)	80,400	318,384
Mediacom Communications Corp. Class A (a)	33,449	143,831
The DIRECTV Group, Inc. (a)	9,367	214,598
The Walt Disney Co.	130,400	2,958,776
Virgin Media, Inc.	71,776	358,162
		5,230,957
Multiline Retail - 0.0%
Big Lots, Inc. (a)	1,600	23,184
TOTAL CONSUMER DISCRETIONARY		6,131,430
CONSUMER STAPLES - 5.6%
Beverages - 0.6%
The Coca-Cola Co.	5,700	258,039
Food & Staples Retailing - 2.8%
Wal-Mart Stores, Inc.	21,000	1,177,260
Personal Products - 0.0%
Bare Escentuals, Inc. (a)	2,900	15,167
Tobacco - 2.2%
Lorillard, Inc.	9,811	552,850
Reynolds American, Inc.	9,000	362,790
		915,640
TOTAL CONSUMER STAPLES		2,366,106
ENERGY - 7.8%
Energy Equipment & Services - 0.2%
Willbros Group, Inc. (a)	6,591	55,826
Oil, Gas & Consumable Fuels - 7.6%
Arch Coal, Inc.	2,483	40,448
Chesapeake Energy Corp.	14,800	239,316
Chevron Corp.	7,900	584,363
ConocoPhillips	6,700	347,060
EOG Resources, Inc.	4,100	272,978
EXCO Resources, Inc. (a)	12,533	113,549
Exxon Mobil Corp.	9,500	758,385
James River Coal Co. (a)	2,900	44,457

	Shares	Value
Occidental Petroleum Corp.	4,100	$ 245,959
Peabody Energy Corp.	2,500	56,875
Petroleo Brasileiro SA - Petrobras sponsored ADR	9,900	242,451
Sunoco, Inc.	800	34,768
XTO Energy, Inc.	6,200	218,674
		3,199,283
TOTAL ENERGY		3,255,109
FINANCIALS - 10.5%
Capital Markets - 1.1%
Janus Capital Group, Inc.	21,160	169,915
Morgan Stanley	10,700	171,628
T. Rowe Price Group, Inc.	2,863	101,465
		443,008
Commercial Banks - 1.4%
U.S. Bancorp, Delaware	13,500	337,635
Wells Fargo & Co.	8,600	253,528
		591,163
Diversified Financial Services - 4.7%
Bank of America Corp.	13,290	187,123
Citigroup, Inc.	25,600	171,776
CME Group, Inc.	7,750	1,612,853
		1,971,752
Insurance - 1.1%
Hartford Financial Services Group, Inc.	7,300	119,866
MetLife, Inc.	4,900	170,814
Prudential Financial, Inc.	5,700	172,482
		463,162
Real Estate Investment Trusts - 1.4%
Camden Property Trust (SBI)	4,100	128,494
General Growth Properties, Inc.	8,200	10,578
ProLogis Trust	3,300	45,837
The Macerich Co.	12,300	223,368
Vornado Realty Trust	3,300	199,155
		607,432
Real Estate Management & Development - 0.8%
CB Richard Ellis Group, Inc. Class A (a)	77,376	334,264
TOTAL FINANCIALS		4,410,781
HEALTH CARE - 22.3%
Biotechnology - 7.8%
Biogen Idec, Inc. (a)	45,827	2,182,740
Celgene Corp. (a)	2,400	132,672
Genentech, Inc. (a)	11,212	929,587
		3,244,999
Health Care Equipment & Supplies - 0.5%
Baxter International, Inc.	4,076	218,433
Health Care Providers & Services - 2.8%
American CareSource Holdings, Inc. (a)	200	1,410
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Express Scripts, Inc. (a)	3,800	$ 208,924
Medco Health Solutions, Inc. (a)	5,950	249,365
VCA Antech, Inc. (a)	35,489	705,521
		1,165,220
Life Sciences Tools & Services - 0.8%
Techne Corp.	5,337	344,343
Pharmaceuticals - 10.4%
Allergan, Inc.	8,897	358,727
Bristol-Myers Squibb Co.	35,280	820,260
Cadence Pharmaceuticals, Inc. (a)	3,700	26,751
Elan Corp. PLC sponsored ADR (a)	87,645	525,870
Johnson & Johnson	9,832	588,249
Merck & Co., Inc.	18,000	547,200
Pfizer, Inc.	47,200	835,912
Questcor Pharmaceuticals, Inc. (a)	9,448	87,961
Schering-Plough Corp.	16,853	287,007
Wyeth	7,400	277,574
		4,355,511
TOTAL HEALTH CARE		9,328,506
INDUSTRIALS - 13.7%
Airlines - 10.1%
AMR Corp. (a)	151,200	1,613,304
Continental Airlines, Inc. Class B (a)	59,829	1,080,512
Delta Air Lines, Inc. (a)	29,584	339,033
UAL Corp.	57,860	637,617
US Airways Group, Inc. (a)	73,200	565,836
		4,236,302
Electrical Equipment - 1.5%
Alstom SA	10,218	611,830
Machinery - 0.5%
Deere & Co.	3,820	146,382
Mueller Water Products, Inc. Class A	5,466	45,914
		192,296
Marine - 0.2%
Diana Shipping, Inc.	7,300	93,148
Road & Rail - 1.4%
Norfolk Southern Corp.	6,542	307,801
Union Pacific Corp.	6,300	301,140
		608,941
TOTAL INDUSTRIALS		5,742,517
INFORMATION TECHNOLOGY - 10.1%
Communications Equipment - 3.4%
Alcatel-Lucent SA sponsored ADR (a)	32,800	70,520
Cisco Systems, Inc. (a)	23,700	386,310

	Shares	Value
QUALCOMM, Inc.	21,354	$ 765,114
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	28,700	224,147
		1,446,091
Electronic Equipment & Components - 0.0%
CPI International, Inc. (a)	870	7,534
Internet Software & Services - 1.0%
DealerTrack Holdings, Inc. (a)	14,642	174,093
Equinix, Inc. (a)	4,600	244,674
		418,767
Semiconductors & Semiconductor Equipment - 4.5%
Applied Materials, Inc.	84,617	857,170
ASML Holding NV (NY Shares)	11,300	204,191
KLA-Tencor Corp.	15,071	328,397
Kulicke & Soffa Industries, Inc. (a)	22,062	37,505
Lam Research Corp. (a)	16,300	346,864
Novellus Systems, Inc. (a)	7,700	95,018
		1,869,145
Software - 1.2%
Oracle Corp. (a)	28,500	505,305
TOTAL INFORMATION TECHNOLOGY		4,246,842
MATERIALS - 5.6%
Chemicals - 4.6%
FMC Corp.	6,916	309,353
Monsanto Co.	21,012	1,478,194
The Mosaic Co.	3,700	128,020
		1,915,567
Metals & Mining - 1.0%
AngloGold Ashanti Ltd. sponsored ADR	7,400	205,054
Gold Fields Ltd. sponsored ADR	9,900	98,307
Harmony Gold Mining Co. Ltd. sponsored ADR (a)	10,700	117,379
		420,740
TOTAL MATERIALS		2,336,307
TELECOMMUNICATION SERVICES - 6.2%
Diversified Telecommunication Services - 4.8%
AT&T, Inc.	6,908	196,878
Cbeyond, Inc. (a)	18,098	289,206
Qwest Communications International, Inc. (d)	324,100	1,179,724
Verizon Communications, Inc.	10,100	342,390
		2,008,198
Wireless Telecommunication Services - 1.4%
Crown Castle International Corp. (a)	19,100	335,778
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Millicom International Cellular SA	4,500	$ 202,095
Sprint Nextel Corp.	31,200	57,096
		594,969
TOTAL TELECOMMUNICATION SERVICES		2,603,167
TOTAL COMMON STOCKS (Cost $52,225,743)		40,420,765
Money Market Funds - 4.4%

Fidelity Cash Central Fund, 1.06% (b)	657,169	657,169
Fidelity Securities Lending Cash Central Fund, 0.87% (b)(c)	1,183,500	1,183,500
TOTAL MONEY MARKET FUNDS (Cost $1,840,669)		1,840,669
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $54,066,412)		42,261,434
NET OTHER ASSETS - (0.8)%		(343,992)
NET ASSETS - 100%		$ 41,917,442
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 119,017
Fidelity Securities Lending Cash Central Fund	28,264
Total	$ 147,281
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 42,261,434	$ 41,382,063	$ 879,371	$ -
The following is a reconciliation of assets for which Level 3 inputs were used in determining value:
Investments in Securities
Beginning Balance	$ 7,650
Total Realized Gain (Loss)	(1,235)
Total Unrealized Gain (Loss)	(4,290)
Cost of Purchases	-
Proceeds of Sales	(2,125)
Amortization/Accretion	-
Transfer in/out of Level 3	-
Ending Balance	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

Income Tax Information
At December 31, 2008, the fund had a capital loss carryforward of approximately $6,421,014 all of which will expire on December 31, 2016.
The fund intends to elect to defer to its fiscal year ending December 31, 2009 approximately $2,682,688 of losses recognized during the period November 1, 2008 to December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value (including securities loaned of $1,148,784) - See accompanying schedule: Unaffiliated issuers (cost $52,225,743)	$ 40,420,765
Fidelity Central Funds (cost $1,840,669)	1,840,669
Total Investments (cost $54,066,412)		$ 42,261,434
Receivable for investments sold		1,064,350
Receivable for fund shares sold		7,900
Dividends receivable		118,461
Distributions receivable from Fidelity Central Funds		10,239
Prepaid expenses		533
Receivable from investment adviser for expense reductions		3,705
Other receivables		493
Total assets		43,467,115

Liabilities
Payable for investments purchased	$ 254,214
Payable for fund shares redeemed	43,429
Accrued management fee	19,101
Distribution fees payable	2,392
Other affiliated payables	4,480
Other payables and accrued expenses	42,557
Collateral on securities loaned, at value	1,183,500
Total liabilities		1,549,673

Net Assets		$ 41,917,442
Net Assets consist of:
Paid in capital		$ 63,104,243
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(9,381,823)
Net unrealized appreciation (depreciation) on investments		(11,804,978)
Net Assets		$ 41,917,442

Statement of Assets and Liabilities - continued

December 31, 2008

Initial Class: Net Asset Value, offering price and redemption price per share ($15,794,068 ÷ 2,990,755 shares)	$ 5.28

Service Class: Net Asset Value, offering price and redemption price per share ($226,263 ÷ 43,072 shares)	$ 5.25

Service Class 2: Net Asset Value, offering price and redemption price per share ($11,800,526 ÷ 2,270,114 shares)	$ 5.20

Investor Class: Net Asset Value, offering price and redemption price per share ($14,096,585 ÷ 2,669,118 shares)	$ 5.28

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2008

Investment Income
Dividends		$ 692,898
Interest		2,489
Income from Fidelity Central Funds		147,281
Total income		842,668

Expenses
Management fee	$ 375,195
Transfer agent fees	80,531
Distribution fees	42,675
Accounting and security lending fees	27,975
Custodian fees and expenses	53,294
Independent trustees' compensation	333
Registration fees	12
Audit	44,288
Legal	432
Miscellaneous	7,826
Total expenses before reductions	632,561
Expense reductions	(6,582)	625,979
Net investment income (loss)		216,689
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(9,239,934)
Foreign currency transactions	(19,935)
Total net realized gain (loss)		(9,259,869)
Change in net unrealized appreciation (depreciation) on: Investment securities	(24,580,839)
Assets and liabilities in foreign currencies	(149)
Total change in net unrealized appreciation (depreciation)		(24,580,988)
Net gain (loss)		(33,840,857)
Net increase (decrease) in net assets resulting from operations		$ (33,624,168)

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 216,689	$ 305,038
Net realized gain (loss)	(9,259,869)	10,402,909
Change in net unrealized appreciation (depreciation)	(24,580,988)	(3,188,818)
Net increase (decrease) in net assets resulting from operations	(33,624,168)	7,519,129
Distributions to shareholders from net investment income	(362,226)	(282,239)
Distributions to shareholders from net realized gain	(502,212)	(11,227,871)
Total distributions	(864,438)	(11,510,110)
Share transactions - net increase (decrease)	(21,895,865)	(4,350,915)
Total increase (decrease) in net assets	(56,384,471)	(8,341,896)

Net Assets
Beginning of period	98,301,913	106,643,809
End of period	$ 41,917,442	$ 98,301,913

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 9.13	$ 9.61	$ 8.71	$ 7.19	$ 7.09
Income from Investment Operations
Net investment income (loss) C	.03	.04	.04	.02 F	(.03) G
Net realized and unrealized gain (loss)	(3.78)	.65	1.17	1.50	.13
Total from investment operations	(3.75)	.69	1.21	1.52	.10
Distributions from net investment income	(.05)	(.04)	(.05)	-	-
Distributions from net realized gain	(.05)	(1.13)	(.26)	-	-
Total distributions	(.10)	(1.17)	(.31)	-	-
Net asset value, end of period	$ 5.28	$ 9.13	$ 9.61	$ 8.71	$ 7.19
Total Return A, B	(41.23)%	7.12%	13.97%	21.14%	1.41%
Ratios to Average Net Assets D, H
Expenses before reductions	.84%	.77%	.78%	.88%	.98%
Expenses net of fee waivers, if any	.84%	.77%	.78%	.85%	.98%
Expenses net of all reductions	.84%	.76%	.77%	.76%	.91%
Net investment income (loss)	.42%	.37%	.48%	.21% F	(.48)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,794	$ 42,887	$ 59,549	$ 57,609	$ 19,486
Portfolio turnover rate E	161%	138%	161%	201%	226%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.01 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been .07%.

G Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.00 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.52)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 9.07	$ 9.56	$ 8.65	$ 7.15	$ 7.06
Income from Investment Operations
Net investment income (loss) C	.02	.03	.04	.01 F	(.04) G
Net realized and unrealized gain (loss)	(3.75)	.64	1.17	1.49	.13
Total from investment operations	(3.73)	.67	1.21	1.50	.09
Distributions from net investment income	(.04)	(.03)	(.04)	-	-
Distributions from net realized gain	(.05)	(1.13)	(.26)	-	-
Total distributions	(.09)	(1.16)	(.30)	-	-
Net asset value, end of period	$ 5.25	$ 9.07	$ 9.56	$ 8.65	$ 7.15
Total Return A, B	(41.30)%	6.93%	13.99%	20.98%	1.27%
Ratios to Average Net Assets D, H
Expenses before reductions	.94%	.86%	.88%	.99%	1.07%
Expenses net of fee waivers, if any	.94%	.86%	.88%	.96%	1.07%
Expenses net of all reductions	.93%	.86%	.87%	.88%	1.00%
Net investment income (loss)	.32%	.28%	.38%	.11% F	(.57)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 226	$ 666	$ 910	$ 879	$ 644
Portfolio turnover rate E	161%	138%	161%	201%	226%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.01 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.03)%.

G Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.00 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.61)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 8.98	$ 9.48	$ 8.58	$ 7.11	$ 7.02
Income from Investment Operations
Net investment income (loss) C	.01	.01	.02	- F, I	(.05) G
Net realized and unrealized gain (loss)	(3.70)	.63	1.16	1.47	.14
Total from investment operations	(3.69)	.64	1.18	1.47	.09
Distributions from net investment income	(.04)	(.01)	(.02)	-	-
Distributions from net realized gain	(.05)	(1.13)	(.26)	-	-
Total distributions	(.09)	(1.14)	(.28)	-	-
Net asset value, end of period	$ 5.20	$ 8.98	$ 9.48	$ 8.58	$ 7.11
Total Return A, B	(41.35)%	6.73%	13.81%	20.68%	1.28%
Ratios to Average Net Assets D, H
Expenses before reductions	1.12%	1.04%	1.05%	1.18%	1.26%
Expenses net of fee waivers, if any	1.10%	1.04%	1.05%	1.11%	1.25%
Expenses net of all reductions	1.09%	1.03%	1.04%	1.03%	1.17%
Net investment income (loss)	.16%	.10%	.21%	(.04)% F	(.74)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,801	$ 22,687	$ 23,720	$ 18,208	$ 12,928
Portfolio turnover rate E	161%	138%	161%	201%	226%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.01 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.19)%.

G Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.00 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.78)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Investor Class

Years ended December 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 9.12	$ 9.61	$ 8.71	$ 7.89
Income from Investment Operations
Net investment income (loss) E	.02	.03	.03	- J
Net realized and unrealized gain (loss)	(3.76)	.64	1.17	.82
Total from investment operations	(3.74)	.67	1.20	.82
Distributions from net investment income	(.05)	(.03)	(.04)	-
Distributions from net realized gain	(.05)	(1.13)	(.26)	-
Total distributions	(.10)	(1.16)	(.30)	-
Net asset value, end of period	$ 5.28	$ 9.12	$ 9.61	$ 8.71
Total Return B, C, D	(41.25)%	6.91%	13.87%	10.39%
Ratios to Average Net Assets F, I
Expenses before reductions	.93%	.88%	.90%	1.04% A
Expenses net of fee waivers, if any	.93%	.88%	.90%	1.00% A
Expenses net of all reductions	.92%	.88%	.89%	.92% A
Net investment income (loss)	.33%	.25%	.36%	.02% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,097	$ 32,062	$ 22,464	$ 7,241
Portfolio turnover rate G	161%	138%	161%	201%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2008

1. Organization.

VIP Dynamic Capital Appreciation Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of December 31, 2008, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain, are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,623,269
Unrealized depreciation	(14,706,357)
Net unrealized appreciation (depreciation)	(12,083,088)
Capital loss carryforward	(6,421,014)

Cost for federal income tax purposes	$ 54,344,522

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007
Ordinary Income	$ 362,226	$ 5,497,385
Long-term Capital Gains	502,212	6,012,725
Total	$ 864,438	$ 11,510,110

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $102,440,435 and $119,225,881, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 468
Service Class 2	42,207
$ 42,675

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. Prior to February 1, 2008, Investor Class paid a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 22,049
Service Class	362
Service Class 2	17,806
Investor Class	40,314
$ 80,531

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,060 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $162 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $28,264.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Service Class 2	1.10%	$ 2,916
Investor Class	1.00 - .93%*	789
		$ 3,705

* Expense limitation in effect at period end.

Effective February 1, 2008 the expense limitations were changed to .93% for Investor Class.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,877 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 71% of the total outstanding shares of the fund.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period

Annual Report

Notes to Financial Statements - continued

10. Other - continued

2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $9,668, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2008	2007
From net investment income
Initial Class	$ 159,119	$ 161,654
Service Class	1,828	1,715
Service Class 2	79,498	27,177
Investor Class	121,781	91,693
Total	$ 362,226	$ 282,239
From net realized gain
Initial Class	$ 206,971	$ 5,045,827
Service Class	3,526	80,105
Service Class 2	121,099	2,590,214
Investor Class	170,616	3,511,725
Total	$ 502,212	$ 11,227,871

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2008	2007	2008	2007
Initial Class
Shares sold	237,127	717,533	$ 1,509,452	$ 7,278,289
Reinvestment of distributions	55,096	560,811	366,090	5,207,481
Shares redeemed	(2,001,155)	(2,773,944)	(15,400,006)	(28,210,231)
Net increase (decrease)	(1,708,932)	(1,495,600)	$ (13,524,464)	$ (15,724,461)
Service Class
Shares sold	739	19,082	$ 6,357	$ 190,455
Reinvestment of distributions	773	8,857	5,354	81,820
Shares redeemed	(31,863)	(49,772)	(218,375)	(497,922)
Net increase (decrease)	(30,351)	(21,833)	$ (206,664)	$ (225,647)
Service Class 2
Shares sold	865,551	579,934	$ 6,532,693	$ 5,816,289
Reinvestment of distributions	30,108	287,037	200,597	2,617,391
Shares redeemed	(1,152,606)	(843,254)	(8,669,147)	(8,386,696)
Net increase (decrease)	(256,947)	23,717	$ (1,935,857)	$ 46,984
Investor Class
Shares sold	337,173	1,549,537	$ 2,524,529	$ 15,726,601
Reinvestment of distributions	43,630	389,459	292,397	3,603,418
Shares redeemed	(1,226,463)	(761,472)	(9,045,806)	(7,777,810)
Net increase (decrease)	(845,660)	1,177,524	$ (6,228,880)	$ 11,552,209

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Dynamic Capital Appreciation Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Dynamic Capital Appreciation Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Dynamic Capital Appreciation Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 24, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 380 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1981

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-
2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-
2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-
present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

Investor Class designates 100%, Initial Class designates 100%, Service Class designates 100% and Service Class 2 designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	480,138,920.96	96.024
Withheld	19,882,478.12	3.976
TOTAL	500,021,399.08	100.000
Dennis J. Dirks
Affirmative	480,832,679.07	96.162
Withheld	19,188,720.01	3.838
TOTAL	500,021,399.08	100.000
Edward C. Johnson 3d
Affirmative	479,672,501.64	95.930
Withheld	20,348,897.44	4.070
TOTAL	500,021,399.08	100.000
Alan J. Lacy
Affirmative	480,855,085.66	96.167
Withheld	19,166,313.42	3.833
TOTAL	500,021,399.08	100.000
Ned C. Lautenbach
Affirmative	480,466,203.36	96.089
Withheld	19,555,195.72	3.911
TOTAL	500,021,399.08	100.000
Joseph Mauriello
Affirmative	480,901,405.05	96.176
Withheld	19,119,994.03	3.824
TOTAL	500,021,399.08	100.000
Cornelia M. Small
Affirmative	480,874,313.41	96.171
Withheld	19,147,085.67	3.829
TOTAL	500,021,399.08	100.000
William S. Stavropoulos
Affirmative	479,991,012.37	95.994
Withheld	20,030,386.71	4.006
TOTAL	500,021,399.08	100.000
David M. Thomas
Affirmative	480,965,859.46	96.189
Withheld	19,055,539.62	3.811
TOTAL	500,021,399.08	100.000
Michael E. Wiley
Affirmative	480,787,761.45	96.153
Withheld	19,233,637.63	3.847
TOTAL	500,021,399.08	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	414,160,662.88	82.829
Against	56,091,624.37	11.217
Abstain	29,769,111.83	5.954
TOTAL	500,021,399.08	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Dynamic Capital Appreciation Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

VIP Dynamic Capital Appreciation Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the second quartile for the one- and five-year periods and the first quartile for the three-year period. The Board also stated that the investment performance of Initial Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Dynamic Capital Appreciation Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Initial Class, Investor Class, and Service Class ranked below its competitive median for 2007, and the total expenses of Service Class 2 ranked above its competitive median for 2007. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management &
Research (Hong Kong) Limited

Fidelity Management &
Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Service Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

VIPDCA-ANN-0209
1.751799.108

Fidelity® Variable Insurance Products:

Growth & Income Portfolio

Annual Report

December 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Past 5 years	Past 10 years
VIP Growth & Income - Initial Class	-41.70%	-3.37%	-1.79%
VIP Growth & Income - Service Class A	-41.77%	-3.47%	-1.89%
VIP Growth & Income - Service Class 2 B	-41.90%	-3.63%	-2.03%
VIP Growth & Income - Investor Class C	-41.80%	-3.47%	-1.84%

A Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee).

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns prior to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

C The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth & Income Portfolio - Initial Class on December 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from James Catudal, Portfolio Manager of VIP Growth & Income Portfolio

By year-end 2008, the vicious credit crisis sparked in the U.S. had spread like wildfire across the world's capital markets, stunting global growth, toppling commodity prices, changing the face of the global financial system, and chasing risk-averse investors toward the sidelines. The U.S. equity markets, as measured by the Dow Jones Industrial AverageSM and Standard & Poor's 500SM Index, fell hard as a result, declining 31.93% and 37.00%, respectively, while the technology-laden NASDAQ Composite® Index slid 40.03%. Foreign market stocks saw an even sharper decline, as illustrated by the 43.28% loss of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. A generally stronger U.S. dollar also held back returns for U.S. investors in foreign equities. Emerging-markets stocks - the global performance leader only a year ago - fell harder still, dropping 53.18%, as measured by the MSCI Emerging Markets Index. The only clear winners during the past year were assets backed by the U.S. government, as investors fled from risk. Thus, the Barclays Capital U.S. Treasury Bond Index climbed 13.74% for the year, while the Barclays Capital U.S. Aggregate Bond Index - a broader measure of the U.S. investment-grade bond universe - gained a more modest 5.24%. By contrast, high-yield bonds bore the brunt of investors' increasing wariness over risk, as expressed by the Merrill Lynch® U.S. High Yield Master II Constrained Index's drop of 26.11%. The emerging-markets bond category also felt the shock of investors' risk-averse sentiment, with the JPMorgan Emerging Markets Bond Index (EMBI) Global falling 10.91%. Meanwhile, the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - eked out a 1.69% gain.

For the 12 months ending December 31, 2008, the fund trailed the benchmark Standard & Poor's 500 Index. (For specific portfolio results, please refer to the performance section of this report.) Security selection was a major cause of the underperformance. Specifically, picks in energy, financials, information technology and industrials hurt, while an underweighting in the defensive consumer staples sector also detracted. Conversely, the fund's moderate cash position and selections in health care helped. Insurance giant American International Group (AIG) was the largest single detractor from results. It ran into problems from its exposure to troublesome debt-related securities. Several energy-related investments held back performance when their share prices fell with the price of oil. They included McDermott International, an out-of-index engineering and construction company with a significant exposure to the energy sector, and oilfield services corporations Cameron International and Smith International. Underexposure to Wachovia helped protect the fund from the full effects of the banking company's share price decline caused by the credit crisis. Wachovia eventually agreed to be taken over by Wells Fargo, which also was a fund holding. Underweighting industrial conglomerate General Electric also supported results, as did an out-of-index position in Nestle, a Swiss consumer staples company.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Initial Class	.60%
Actual		$ 1,000.00	$ 661.20	$ 2.51
Hypothetical A		$ 1,000.00	$ 1,022.12	$ 3.05
Service Class	.70%
Actual		$ 1,000.00	$ 660.50	$ 2.92
Hypothetical A		$ 1,000.00	$ 1,021.62	$ 3.56
Service Class 2.85%
Actual		$ 1,000.00	$ 659.40	$ 3.55
Hypothetical A		$ 1,000.00	$ 1,020.86	$ 4.32
Investor Class	.69%
Actual		$ 1,000.00	$ 660.40	$ 2.88
Hypothetical A		$ 1,000.00	$ 1,021.67	$ 3.51

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	3.4	3.5
Wal-Mart Stores, Inc.	3.3	1.8
Microsoft Corp.	2.0	2.5
Applied Materials, Inc.	2.0	1.3
Johnson & Johnson	1.9	0.6
Cisco Systems, Inc.	1.8	2.2
Amgen, Inc.	1.6	0.2
Lowe's Companies, Inc.	1.6	0.9
State Street Corp.	1.5	1.4
Verizon Communications, Inc.	1.5	0.2
	20.6
Top Five Market Sectors as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	20.1	11.7
Information Technology	16.8	20.0
Financials	16.2	14.0
Energy	11.1	16.8
Consumer Staples	9.7	8.5
Asset Allocation (% of fund's net assets)
As of December 31, 2008*		As of June 30, 2008**
	Stocks 98.0%		Stocks 98.0%
	Short-Term Investments and Net Other Assets 2.0%		Short-Term Investments and Net Other Assets 2.0%
* Foreign investments	7.6%	** Foreign investments	11.6%

Annual Report

Investments December 31, 2008

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
CONSUMER DISCRETIONARY - 9.1%
Auto Components - 0.3%
Johnson Controls, Inc.	43,100	$ 782,696
The Goodyear Tire & Rubber Co. (a)	217,400	1,297,878
		2,080,574
Automobiles - 0.2%
Ford Motor Co. (a)(d)	331,900	760,051
Harley-Davidson, Inc.	1,300	22,061
Toyota Motor Corp. sponsored ADR	10,900	713,296
		1,495,408
Hotels, Restaurants & Leisure - 1.0%
Buffalo Wild Wings, Inc. (a)(d)	48,494	1,243,871
Burger King Holdings, Inc.	128,300	3,063,804
Darden Restaurants, Inc.	66,900	1,885,242
Starbucks Corp. (a)	103,050	974,853
		7,167,770
Household Durables - 1.5%
D.R. Horton, Inc.	124,900	883,043
Ethan Allen Interiors, Inc.	37,630	540,743
Pulte Homes, Inc.	60,200	657,986
Toll Brothers, Inc. (a)	270,700	5,801,101
Whirlpool Corp. (d)	76,400	3,159,140
		11,042,013
Internet & Catalog Retail - 0.0%
Amazon.com, Inc. (a)	1,900	97,432
Media - 2.7%
Comcast Corp. Class A (special) (non-vtg.)	469,900	7,588,885
Lamar Advertising Co. Class A (a)(d)	61,900	777,464
Scripps Networks Interactive, Inc. Class A	66,500	1,463,000
The DIRECTV Group, Inc. (a)	36,000	824,760
The Walt Disney Co.	116,400	2,641,116
Time Warner, Inc.	650,200	6,541,012
		19,836,237
Multiline Retail - 0.1%
Kohl's Corp. (a)	9,500	343,900
Target Corp.	17,400	600,822
		944,722
Specialty Retail - 3.0%
Best Buy Co., Inc.	48,381	1,359,990
Lowe's Companies, Inc.	558,800	12,025,376
PetSmart, Inc.	57,900	1,068,255
Staples, Inc.	397,502	7,123,236
Tiffany & Co., Inc.	800	18,904
Williams-Sonoma, Inc.	60,300	473,958
		22,069,719

	Shares	Value
Textiles, Apparel & Luxury Goods - 0.3%
NIKE, Inc. Class B	13,000	$ 663,000
Polo Ralph Lauren Corp. Class A	27,100	1,230,611
		1,893,611
TOTAL CONSUMER DISCRETIONARY		66,627,486
CONSUMER STAPLES - 9.7%
Beverages - 1.6%
Molson Coors Brewing Co. Class B	51,307	2,509,938
PepsiCo, Inc.	79,400	4,348,738
The Coca-Cola Co.	105,500	4,775,985
		11,634,661
Food & Staples Retailing - 4.4%
China Nepstar Chain Drugstore Ltd. ADR	106,900	539,845
CVS Caremark Corp.	282,100	8,107,554
Wal-Mart Stores, Inc.	430,000	24,105,800
		32,753,199
Food Products - 1.5%
Hershey Co.	13,900	482,886
Kraft Foods, Inc. Class A	136,400	3,662,340
McCormick & Co., Inc. (non-vtg.)	7,100	226,206
Nestle SA sponsored ADR	163,450	6,488,965
		10,860,397
Household Products - 1.6%
Colgate-Palmolive Co.	54,900	3,762,846
Procter & Gamble Co.	128,850	7,965,507
		11,728,353
Tobacco - 0.6%
Philip Morris International, Inc.	97,860	4,257,889
TOTAL CONSUMER STAPLES		71,234,499
ENERGY - 11.1%
Energy Equipment & Services - 2.9%
BJ Services Co.	500	5,835
Cameron International Corp. (a)	520,628	10,672,874
Diamond Offshore Drilling, Inc.	100	5,894
Halliburton Co.	119,893	2,179,655
Helmerich & Payne, Inc.	13,757	312,972
Nabors Industries Ltd. (a)	147,400	1,764,378
Schlumberger Ltd. (NY Shares)	105,600	4,470,048
Smith International, Inc.	80,476	1,842,096
		21,253,752
Oil, Gas & Consumable Fuels - 8.2%
Apache Corp.	88,700	6,610,811
Chesapeake Energy Corp.	185,900	3,006,003
Devon Energy Corp.	57,200	3,758,612
EOG Resources, Inc.	102,300	6,811,134
Exxon Mobil Corp.	310,864	24,816,272
Hess Corp.	61,100	3,277,404
Peabody Energy Corp.	2,500	56,875
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Plains Exploration & Production Co. (a)	88,710	$ 2,061,620
Range Resources Corp.	55,200	1,898,328
Southwestern Energy Co. (a)	70,000	2,027,900
Ultra Petroleum Corp. (a)	71,690	2,474,022
Valero Energy Corp.	98,600	2,133,704
Williams Companies, Inc.	86,300	1,249,624
		60,182,309
TOTAL ENERGY		81,436,061
FINANCIALS - 16.1%
Capital Markets - 5.7%
Ameriprise Financial, Inc.	124,701	2,913,015
Bank of New York Mellon Corp.	276,046	7,820,383
Charles Schwab Corp.	310,672	5,023,566
Goldman Sachs Group, Inc.	78,034	6,585,289
Janus Capital Group, Inc.	259,917	2,087,134
Merrill Lynch & Co., Inc.	22,000	256,080
Morgan Stanley	318,102	5,102,356
State Street Corp.	286,057	11,250,622
T. Rowe Price Group, Inc.	26,510	939,514
		41,977,959
Commercial Banks - 2.4%
BB&T Corp.	13,700	376,202
Fifth Third Bancorp	115,435	953,493
KeyCorp	130,100	1,108,452
PNC Financial Services Group, Inc.	6,600	323,400
Synovus Financial Corp.	1,800	14,940
U.S. Bancorp, Delaware	59,600	1,490,596
Wachovia Corp.	550,700	3,050,878
Wells Fargo & Co.	344,847	10,166,090
		17,484,051
Consumer Finance - 0.4%
American Express Co.	17,200	319,060
Capital One Financial Corp.	29,000	924,810
Discover Financial Services	57,500	547,975
SLM Corp. (a)	97,300	865,970
		2,657,815
Diversified Financial Services - 2.5%
Bank of America Corp.	266,885	3,757,741
Citigroup, Inc.	667,500	4,478,925
IntercontinentalExchange, Inc. (a)	14,700	1,211,868
JPMorgan Chase & Co.	292,250	9,214,643
		18,663,177
Insurance - 5.1%
ACE Ltd.	187,600	9,927,792
AFLAC, Inc.	100,500	4,606,920
American International Group, Inc.	258,461	405,784
Berkshire Hathaway, Inc. Class A (a)	65	6,279,000

	Shares	Value
Everest Re Group Ltd.	66,569	$ 5,068,564
Hartford Financial Services Group, Inc.	58,900	967,138
MetLife, Inc.	62,500	2,178,750
PartnerRe Ltd.	35,950	2,562,157
Prudential Financial, Inc.	72,900	2,205,954
The Travelers Companies, Inc.	43,566	1,969,183
W.R. Berkley Corp.	26,400	818,400
		36,989,642
Real Estate Management & Development - 0.0%
CB Richard Ellis Group, Inc. Class A (a)	90,600	391,392
TOTAL FINANCIALS		118,164,036
HEALTH CARE - 20.1%
Biotechnology - 6.4%
Amgen, Inc. (a)	208,800	12,058,200
Biogen Idec, Inc. (a)	74,330	3,540,338
Celgene Corp. (a)	75,442	4,170,434
Cephalon, Inc. (a)(d)	62,500	4,815,000
Facet Biotech Corp. (a)	47,326	453,856
Genentech, Inc. (a)	80,850	6,703,274
Genzyme Corp. (a)	37,900	2,515,423
Gilead Sciences, Inc. (a)	105,700	5,405,498
MannKind Corp. (a)	35,200	120,736
Myriad Genetics, Inc. (a)	28,700	1,901,662
OSI Pharmaceuticals, Inc. (a)	33,900	1,323,795
PDL BioPharma, Inc.	236,634	1,462,398
Vertex Pharmaceuticals, Inc. (a)	71,800	2,181,284
		46,651,898
Health Care Equipment & Supplies - 3.3%
Alcon, Inc.	18,200	1,623,258
Baxter International, Inc.	180,400	9,667,636
C.R. Bard, Inc.	20,535	1,730,279
China Medical Technologies, Inc. sponsored ADR (d)	33,300	674,658
Covidien Ltd.	135,000	4,892,400
Medtronic, Inc.	94,500	2,969,190
Mindray Medical International Ltd. sponsored ADR	38,400	691,200
St. Jude Medical, Inc. (a)	68,570	2,260,067
		24,508,688
Health Care Providers & Services - 2.7%
Henry Schein, Inc. (a)	136,305	5,001,030
Medco Health Solutions, Inc. (a)	201,600	8,449,056
UnitedHealth Group, Inc.	171,952	4,573,923
Universal Health Services, Inc. Class B	45,100	1,694,407
		19,718,416
Pharmaceuticals - 7.7%
Abbott Laboratories	185,300	9,889,461
Allergan, Inc.	9,200	370,944
Bristol-Myers Squibb Co.	321,500	7,474,875
Johnson & Johnson	238,170	14,249,711
Merck & Co., Inc.	228,500	6,946,400
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Pfizer, Inc.	330,300	$ 5,849,613
Schering-Plough Corp.	153,149	2,608,127
Teva Pharmaceutical Industries Ltd. sponsored ADR	17,498	744,890
Wyeth	210,500	7,895,855
		56,029,876
TOTAL HEALTH CARE		146,908,878
INDUSTRIALS - 9.0%
Aerospace & Defense - 2.6%
Honeywell International, Inc.	99,300	3,260,019
Lockheed Martin Corp.	76,800	6,457,344
Precision Castparts Corp.	27,800	1,653,544
United Technologies Corp.	144,800	7,761,280
		19,132,187
Air Freight & Logistics - 0.9%
C.H. Robinson Worldwide, Inc.	55,400	3,048,662
FedEx Corp.	54,000	3,464,100
		6,512,762
Airlines - 0.6%
Alaska Air Group, Inc. (a)	58,550	1,712,588
Delta Air Lines, Inc. (a)	57,198	655,489
UAL Corp.	196,300	2,163,226
		4,531,303
Building Products - 0.5%
Masco Corp.	199,300	2,218,209
Owens Corning (a)	68,200	1,179,860
		3,398,069
Electrical Equipment - 1.2%
Alstom SA	13,300	796,373
Evergreen Solar, Inc. (a)	70,726	225,616
First Solar, Inc. (a)	10,100	1,393,396
Q-Cells SE (a)	31,970	1,169,206
Sunpower Corp. Class B (a)	83,800	2,550,872
Suntech Power Holdings Co. Ltd. sponsored ADR (a)(d)	85,102	995,693
Vestas Wind Systems AS (a)	24,400	1,442,827
		8,573,983
Industrial Conglomerates - 0.8%
General Electric Co.	246,100	3,986,820
McDermott International, Inc. (a)	176,900	1,747,772
		5,734,592
Machinery - 1.5%
Danaher Corp.	64,600	3,657,006
Eaton Corp.	98,500	4,896,435
Ingersoll-Rand Co. Ltd. Class A	136,400	2,366,540
		10,919,981

	Shares	Value
Professional Services - 0.1%
Manpower, Inc.	27,450	$ 933,026
Road & Rail - 0.8%
Landstar System, Inc.	87,100	3,347,253
Norfolk Southern Corp.	23,500	1,105,675
Union Pacific Corp.	37,300	1,782,940
		6,235,868
TOTAL INDUSTRIALS		65,971,771
INFORMATION TECHNOLOGY - 16.8%
Communications Equipment - 4.1%
Cisco Systems, Inc. (a)	802,400	13,079,120
Comverse Technology, Inc. (a)	227,365	1,423,305
Corning, Inc.	193,700	1,845,961
Harris Corp.	44,300	1,685,615
Infinera Corp. (a)	30,300	271,488
Juniper Networks, Inc. (a)	149,500	2,617,745
QUALCOMM, Inc.	245,500	8,796,265
Research In Motion Ltd. (a)	10,998	446,299
		30,165,798
Computers & Peripherals - 1.9%
Apple, Inc. (a)	62,413	5,326,950
Hewlett-Packard Co.	228,500	8,292,265
SanDisk Corp. (a)	50,227	482,179
		14,101,394
Internet Software & Services - 1.8%
DealerTrack Holdings, Inc. (a)	32,700	388,803
eBay, Inc. (a)	76,031	1,061,393
Google, Inc. Class A (sub. vtg.) (a)	28,602	8,799,405
Move, Inc. (a)	672,295	1,075,672
Yahoo!, Inc. (a)	137,800	1,681,160
		13,006,433
IT Services - 1.5%
Paychex, Inc.	76,400	2,007,792
The Western Union Co.	73,200	1,049,688
Visa, Inc.	144,500	7,579,025
		10,636,505
Semiconductors & Semiconductor Equipment - 4.1%
Applied Materials, Inc.	1,445,300	14,640,889
ARM Holdings PLC sponsored ADR	184,200	709,170
ASML Holding NV (NY Shares)	133,000	2,403,310
Broadcom Corp. Class A (a)	62,100	1,053,837
Intel Corp.	188,700	2,766,342
Intersil Corp. Class A	24,412	224,346
KLA-Tencor Corp.	104,600	2,279,234
Lam Research Corp. (a)	152,300	3,240,944
Micron Technology, Inc. (a)	130,000	343,200
Samsung Electronics Co. Ltd.	770	279,968
Texas Instruments, Inc.	122,900	1,907,408
		29,848,648
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - 3.4%
Adobe Systems, Inc. (a)	33,800	$ 719,602
Microsoft Corp.	764,500	14,861,880
Oracle Corp. (a)	394,400	6,992,712
Quest Software, Inc. (a)	189,467	2,385,390
		24,959,584
TOTAL INFORMATION TECHNOLOGY		122,718,362
MATERIALS - 1.6%
Chemicals - 0.9%
Albemarle Corp.	85,384	1,904,063
Ecolab, Inc.	60,400	2,123,060
Monsanto Co.	30,120	2,118,942
Praxair, Inc.	1,500	89,040
		6,235,105
Containers & Packaging - 0.1%
Crown Holdings, Inc. (a)	33,200	637,440
Metals & Mining - 0.6%
Alcoa, Inc.	49,400	556,244
Barrick Gold Corp.	108,800	3,998,067
		4,554,311
TOTAL MATERIALS		11,426,856
TELECOMMUNICATION SERVICES - 2.9%
Diversified Telecommunication Services - 2.4%
AT&T, Inc.	223,432	6,367,812
Level 3 Communications, Inc. (a)	536,060	375,242
Verizon Communications, Inc.	322,500	10,932,750
		17,675,804
Wireless Telecommunication Services - 0.5%
American Tower Corp. Class A (a)	108,000	3,166,560
Sprint Nextel Corp.	79,000	144,570
		3,311,130
TOTAL TELECOMMUNICATION SERVICES		20,986,934
UTILITIES - 1.5%
Electric Utilities - 1.4%
Exelon Corp.	167,000	9,286,870
FirstEnergy Corp.	24,600	1,195,068
		10,481,938

	Shares	Value
Independent Power Producers & Energy Traders - 0.1%
Constellation Energy Group, Inc.	27,300	$ 684,957
TOTAL UTILITIES		11,166,895
TOTAL COMMON STOCKS (Cost $886,388,358)		716,641,778
Convertible Preferred Stocks - 0.1%

FINANCIALS - 0.1%
Commercial Banks - 0.1%
East West Bancorp, Inc. Series A, 8.00% (Cost $1,000,000)	1,000	1,037,960
U.S. Treasury Obligations - 0.1%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.04% 3/26/09 (Cost $609,942)	$ 610,000	609,931
Money Market Funds - 3.3%
	Shares
Fidelity Cash Central Fund, 1.06% (b)	15,940,556	15,940,556
Fidelity Securities Lending Cash Central Fund, 0.87% (b)(c)	8,165,900	8,165,900
TOTAL MONEY MARKET FUNDS (Cost $24,106,456)		24,106,456
TOTAL INVESTMENT PORTFOLIO - 101.4% (Cost $912,104,756)		742,396,125
NET OTHER ASSETS - (1.4)%		(10,534,273)
NET ASSETS - 100%		$ 731,861,852
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 989,709
Fidelity Securities Lending Cash Central Fund	274,592
Total	$ 1,264,301
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 742,396,125	$ 737,059,860	$ 5,336,265	$ -
Income Tax Information
At December 31, 2008, the fund had a capital loss carryforward of approximately $84,320,817 all of which will expire on December 31, 2016.
The fund intends to elect to defer to its fiscal year ending December 31, 2009 approximately $67,182,148 of losses recognized during the period November 1, 2008 to December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Assets
Investment in securities, at value (including securities loaned of $8,060,770) - See accompanying schedule: Unaffiliated issuers (cost $887,998,300)	$ 718,289,669
Fidelity Central Funds (cost $24,106,456)	24,106,456
Total Investments (cost $912,104,756)		$ 742,396,125
Foreign currency held at value (cost $230)		229
Receivable for fund shares sold		287,304
Dividends receivable		951,220
Distributions receivable from Fidelity Central Funds		50,682
Prepaid expenses		10,388
Other receivables		1,714
Total assets		743,697,662

Liabilities
Payable for investments purchased	$ 2,598,010
Payable for fund shares redeemed	583,301
Accrued management fee	280,903
Distribution fees payable	72,257
Other affiliated payables	64,471
Other payables and accrued expenses	70,968
Collateral on securities loaned, at value	8,165,900
Total liabilities		11,835,810

Net Assets		$ 731,861,852
Net Assets consist of:
Paid in capital		$ 1,101,797,010
Undistributed net investment income		299,102
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(200,524,906)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(169,709,354)
Net Assets		$ 731,861,852

Statement of Assets and Liabilities - continued

December 31, 2008

Initial Class: Net Asset Value, offering price and redemption price per share ($235,729,037 ÷ 26,831,865 shares)	$ 8.79

Service Class: Net Asset Value, offering price and redemption price per share ($162,730,514 ÷ 18,642,818 shares)	$ 8.73

Service Class 2: Net Asset Value, offering price and redemption price per share ($290,979,589 ÷ 33,629,748 shares)	$ 8.65

Investor Class: Net Asset Value, offering price and redemption price per share ($42,422,712 ÷ 4,836,818 shares)	$ 8.77

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2008

Investment Income
Dividends		$ 19,598,203
Interest		30,524
Income from Fidelity Central Funds		1,264,301
Total income		20,893,028

Expenses
Management fee	$ 5,498,499
Transfer agent fees	945,521
Distribution fees	1,445,339
Accounting and security lending fees	391,591
Custodian fees and expenses	46,519
Independent trustees' compensation	5,860
Audit	55,088
Legal	8,312
Miscellaneous	211,136
Total expenses before reductions	8,607,865
Expense reductions	(13,957)	8,593,908
Net investment income (loss)		12,299,120
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(188,592,702)
Foreign currency transactions	(16,039)
Futures contracts	(3,577,215)
Total net realized gain (loss)		(192,185,956)
Change in net unrealized appreciation (depreciation) on: Investment securities	(414,955,814)
Assets and liabilities in foreign currencies	(2,973)
Total change in net unrealized appreciation (depreciation)		(414,958,787)
Net gain (loss)		(607,144,743)
Net increase (decrease) in net assets resulting from operations		$ (594,845,623)

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 12,299,120	$ 11,377,017
Net realized gain (loss)	(192,185,956)	134,525,451
Change in net unrealized appreciation (depreciation)	(414,958,787)	26,237,745
Net increase (decrease) in net assets resulting from operations	(594,845,623)	172,140,213
Distributions to shareholders from net investment income	(11,692,064)	(24,855,187)
Distributions to shareholders from net realized gain	(135,482,332)	(62,881,784)
Total distributions	(147,174,396)	(87,736,971)
Share transactions - net increase (decrease)	(71,028,734)	(60,605,245)
Total increase (decrease) in net assets	(813,048,753)	23,797,997

Net Assets
Beginning of period	1,544,910,605	1,521,112,608
End of period (including undistributed net investment income of $299,102 and undistributed net investment income of $4,546, respectively)	$ 731,861,852	$ 1,544,910,605

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 17.01	$ 16.12	$ 14.75	$ 13.91	$ 13.26
Income from Investment Operations
Net investment income (loss) C	.15	.14	.15	.13	.21 F
Net realized and unrealized gain (loss)	(6.71)	1.73	1.74	.92	.56
Total from investment operations	(6.56)	1.87	1.89	1.05	.77
Distributions from net investment income	(.16)	(.31)	(.14)	(.21)	(.12)
Distributions from net realized gain	(1.50)	(.67)	(.38)	-	-
Total distributions	(1.66)	(.98) H	(.52)	(.21)	(.12)
Net asset value, end of period	$ 8.79	$ 17.01	$ 16.12	$ 14.75	$ 13.91
Total Return A, B	(41.70)%	12.12%	13.18%	7.63%	5.80%
Ratios to Average Net Assets D, G
Expenses before reductions	.59%	.58%	.60%	.59%	.60%
Expenses net of fee waivers, if any	.59%	.58%	.60%	.59%	.60%
Expenses net of all reductions	.59%	.58%	.59%	.54%	.60%
Net investment income (loss)	1.15%	.88%	.98%	.97%	1.58%
Supplemental Data
Net assets, end of period (000 omitted)	$ 235,729	$ 446,465	$ 465,375	$ 606,102	$ 704,460
Portfolio turnover rate E	123%	85%	109%	206%	23%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.98 per share is comprised of distributions from net investment income of $.310 and distributions from net realized gain of $.671 per share.

Financial Highlights - Service Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 16.90	$ 16.01	$ 14.66	$ 13.83	$ 13.18
Income from Investment Operations
Net investment income (loss) C	.14	.13	.13	.12	.19 F
Net realized and unrealized gain (loss)	(6.66)	1.71	1.72	.91	.57
Total from investment operations	(6.52)	1.84	1.85	1.03	.76
Distributions from net investment income	(.15)	(.28)	(.12)	(.20)	(.11)
Distributions from net realized gain	(1.50)	(.67)	(.38)	-	-
Total distributions	(1.65)	(.95) H	(.50)	(.20)	(.11)
Net asset value, end of period	$ 8.73	$ 16.90	$ 16.01	$ 14.66	$ 13.83
Total Return A, B	(41.77)%	12.00%	13.01%	7.53%	5.75%
Ratios to Average Net Assets D, G
Expenses before reductions	.69%	.68%	.70%	.69%	.70%
Expenses net of fee waivers, if any	.69%	.68%	.70%	.69%	.70%
Expenses net of all reductions	.69%	.68%	.69%	.64%	.70%
Net investment income (loss)	1.06%	.78%	.88%	.87%	1.48%
Supplemental Data
Net assets, end of period (000 omitted)	$ 162,731	$ 371,692	$ 375,775	$ 384,527	$ 401,392
Portfolio turnover rate E	123%	85%	109%	206%	23%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.95 per share is comprised of distributions from net investment income of $.279 and distributions from net realized gain of $.671 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 16.76	$ 15.86	$ 14.53	$ 13.71	$ 13.09
Income from Investment Operations
Net investment income (loss) C	.12	.10	.11	.10	.17 F
Net realized and unrealized gain (loss)	(6.60)	1.70	1.71	.90	.55
Total from investment operations	(6.48)	1.80	1.82	1.00	.72
Distributions from net investment income	(.13)	(.23)	(.11)	(.18)	(.10)
Distributions from net realized gain	(1.50)	(.67)	(.38)	-	-
Total distributions	(1.63)	(.90) H	(.49)	(.18)	(.10)
Net asset value, end of period	$ 8.65	$ 16.76	$ 15.86	$ 14.53	$ 13.71
Total Return A,B	(41.90)%	11.86%	12.86%	7.40%	5.52%
Ratios to Average Net Assets D, G
Expenses before reductions	.84%	.83%	.85%	.84%	.85%
Expenses net of fee waivers, if any	.84%	.83%	.85%	.84%	.85%
Expenses net of all reductions	.84%	.83%	.84%	.79%	.85%
Net investment income (loss)	.91%	.63%	.73%	.70%	1.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 290,980	$ 628,130	$ 645,360	$ 596,787	$ 525,504
Portfolio turnover rate E	123%	85%	109%	206%	23%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.90 per share is comprised of distributions from net investment income of $.231 and distributions from net realized gain of $.671 per share.

Financial Highlights - Investor Class

Years ended December 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 16.96	$ 16.07	$ 14.74	$ 13.64
Income from Investment Operations
Net investment income (loss) E	.14	.13	.13	.03
Net realized and unrealized gain (loss)	(6.69)	1.73	1.72	1.07
Total from investment operations	(6.55)	1.86	1.85	1.10
Distributions from net investment income	(.14)	(.29)	(.14)	-
Distributions from net realized gain	(1.50)	(.67)	(.38)	-
Total distributions	(1.64)	(.97) J	(.52)	-
Net asset value, end of period	$ 8.77	$ 16.96	$ 16.07	$ 14.74
Total Return B, C, D	(41.80)%	12.05%	12.95%	8.06%
Ratios to Average Net Assets F, I
Expenses before reductions	.68%	.70%	.73%	.78% A
Expenses net of fee waivers, if any	.68%	.70%	.73%	.78% A
Expenses net of all reductions	.68%	.70%	.72%	.72% A
Net investment income (loss)	1.06%	.76%	.85%	.49% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 42,423	$ 98,623	$ 34,603	$ 9,564
Portfolio turnover rate G	123%	85%	109%	206%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $.97 per share is comprised of distributions from net investment income of $.294 and distributions from net realized gain of $.671 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2008

1. Organization.

VIP Growth & Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of December 31, 2008, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, capital loss carryforward and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 31,137,486
Unrealized depreciation	(249,868,779)
Net unrealized appreciation (depreciation)	(218,731,293)
Undistributed ordinary income	299,102
Capital loss carryforward	(84,320,817)

Cost for federal income tax purposes	$ 961,127,418

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007
Ordinary Income	$ 36,982,099	$ 67,119,993
Long-term Capital Gains	110,192,297	20,616,978
Total	$ 147,174,396	$ 87,736,971

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,448,008,953 and $1,645,565,613, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 272,377
Service Class 2	1,172,962
$ 1,445,339

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. Prior to February 1, 2008, Investor Class paid a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 258,712
Service Class	190,292
Service Class 2	330,161
Investor Class	166,356
$ 945,521

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $22,498 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $2,712 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $274,592.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $12,975 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $982.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 19% of the total outstanding shares of the Fund, and one otherwise unaffiliated shareholder was the owner of record of 49% of the total outstanding shares of the Fund.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $80,653 which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2008	2007
From net investment income
Initial Class	$ 4,222,386	$ 8,481,298
Service Class	2,672,713	6,272,354
Service Class 2	4,148,382	8,942,085
Investor Class	648,583	1,159,450
Total	$ 11,692,064	$ 24,855,187
From net realized gain
Initial Class	$ 38,772,569	$ 19,162,803
Service Class	32,204,342	15,443,893
Service Class 2	54,951,398	26,745,675
Investor Class	9,554,023	1,529,413
Total	$ 135,482,332	$ 62,881,784

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2008	2007	2008	2007
Initial Class
Shares sold	3,529,544	2,169,708	$ 44,267,931	$ 35,972,359
Reinvestment of distributions	3,272,088	1,752,372	42,994,955	27,644,101
Shares redeemed	(6,216,509)	(6,552,466)	(77,177,945)	(107,734,302)
Net increase (decrease)	585,123	(2,630,386)	$ 10,084,941	$ (44,117,842)
Service Class
Shares sold	303,978	436,561	$ 3,710,432	$ 7,252,911
Reinvestment of distributions	2,639,728	1,386,438	34,877,055	21,716,247
Shares redeemed	(6,291,820)	(3,310,053)	(79,650,378)	(53,945,444)
Net increase (decrease)	(3,348,114)	(1,487,054)	$ (41,062,891)	$ (24,976,286)
Service Class 2
Shares sold	1,754,493	1,537,231	$ 21,520,672	$ 24,947,156
Reinvestment of distributions	4,498,522	2,303,648	59,099,780	35,687,760
Shares redeemed	(10,104,235)	(7,061,847)	(125,944,323)	(114,458,635)
Net increase (decrease)	(3,851,220)	(3,220,968)	$ (45,323,871)	$ (53,823,719)
Investor Class
Shares sold	4,679,746	4,256,124	$ 62,579,096	$ 72,274,992
Reinvestment of distributions	763,485	168,380	10,202,606	2,688,863
Shares redeemed	(6,421,947)	(761,963)	(67,508,615)	(12,651,253)
Net increase (decrease)	(978,716)	3,662,541	$ 5,273,087	$ 62,312,602

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Growth & Income Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Growth & Income Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Growth & Income Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 20, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 380 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1994

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

Initial Class, Service Class, Service Class 2, and Investor Class designates 30% and 100% of the dividends distributed in February and December, respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	480,138,920.96	96.024
Withheld	19,882,478.12	3.976
TOTAL	500,021,399.08	100.000
Dennis J. Dirks
Affirmative	480,832,679.07	96.162
Withheld	19,188,720.01	3.838
TOTAL	500,021,399.08	100.000
Edward C. Johnson 3d
Affirmative	479,672,501.64	95.930
Withheld	20,348,897.44	4.070
TOTAL	500,021,399.08	100.000
Alan J. Lacy
Affirmative	480,855,085.66	96.167
Withheld	19,166,313.42	3.833
TOTAL	500,021,399.08	100.000
Ned C. Lautenbach
Affirmative	480,466,203.36	96.089
Withheld	19,555,195.72	3.911
TOTAL	500,021,399.08	100.000
Joseph Mauriello
Affirmative	480,901,405.05	96.176
Withheld	19,119,994.03	3.824
TOTAL	500,021,399.08	100.000
Cornelia M. Small
Affirmative	480,874,313.41	96.171
Withheld	19,147,085.67	3.829
TOTAL	500,021,399.08	100.000
William S. Stavropoulos
Affirmative	479,991,012.37	95.994
Withheld	20,030,386.71	4.006
TOTAL	500,021,399.08	100.000
David M. Thomas
Affirmative	480,965,859.46	96.189
Withheld	19,055,539.62	3.811
TOTAL	500,021,399.08	100.000
Michael E. Wiley
Affirmative	480,787,761.45	96.153
Withheld	19,233,637.63	3.847
TOTAL	500,021,399.08	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	414,160,662.88	82.829
Against	56,091,624.37	11.217
Abstain	29,769,111.83	5.954
TOTAL	500,021,399.08	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Growth & Income Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Growth & Income Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the first quartile for the one- and three-year periods and the third quartile for the five-year period. The Board also stated that the investment performance of Initial Class of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Growth & Income Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPGI-ANN-0209
1.540026.111

Fidelity® Variable Insurance Products:
Growth Opportunities Portfolio

Annual Report

December 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Past 5 years	Past 10 years
VIP Growth Opportunities - Initial Class A	-55.02%	-7.37%	-6.47%
VIP Growth Opportunities - Service Class A,B	-55.06%	-7.46%	-6.56%
VIP Growth Opportunities - Service Class 2 A, C	-55.12%	-7.61%	-6.70%
VIP Growth Opportunities - Investor Class A, D	-55.05%	-7.45%	-6.51%

A Prior to February 1, 2007, VIP Growth Opportunities operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

B Performance for Service Class shares reflects an asset-based service fee (12b-1 fee).

C The initial offering of Service Class 2 shares took place January 12, 2000. Performance for Service Class 2 shares reflects an asset based service fee (12b-1 fee). Returns prior to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

D The initial offering of Investor Class took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth Opportunities Portfolio - Initial Class on December 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from John Porter, Portfolio Manager of VIP Growth Opportunities Portfolio during the period covered by this report

By year-end 2008, the vicious credit crisis sparked in the U.S. had spread like wildfire across the world's capital markets, stunting global growth, toppling commodity prices, changing the face of the global financial system, and chasing risk-averse investors toward the sidelines. The U.S. equity markets, as measured by the Dow Jones Industrial AverageSM and Standard & Poor's 500SM Index, fell hard as a result, declining 31.93% and 37.00%, respectively, while the technology-laden NASDAQ Composite® Index slid 40.03%. Foreign market stocks saw an even sharper decline, as illustrated by the 43.28% loss of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. A generally stronger U.S. dollar also held back returns for U.S. investors in foreign equities. Emerging-markets stocks - the global performance leader only a year ago - fell harder still, dropping 53.18%, as measured by the MSCI Emerging Markets Index. The only clear winners during the past year were assets backed by the U.S. government, as investors fled from risk. Thus, the Barclays Capital U.S. Treasury Bond Index climbed 13.74% for the year, while the Barclays Capital U.S. Aggregate Bond Index - a broader measure of the U.S. investment-grade bond universe - gained a more modest 5.24%. By contrast, high-yield bonds bore the brunt of investors' increasing wariness over risk, as expressed by the Merrill Lynch® U.S. High Yield Master II Constrained Index's drop of 26.11%. The emerging-markets bond category also felt the shock of investors' risk-averse sentiment, with the JPMorgan Emerging Markets Bond Index (EMBI) Global falling 10.91%. Meanwhile, the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - eked out a 1.69% gain.

During the past year, the fund significantly underperformed the 38.44% loss of the Russell 1000® Growth Index. (For specific portfolio results, please refer to the performance section of this report.) Information technology stocks were big factors behind the fund's shortfall, including a significant overweighting in online advertiser Google, the fund's largest holding at period end. Canada's Research In Motion (RIM), manufacturer of the BlackBerry smartphone, and computer and personal device manufacturer Apple disappointed as well. RIM was an out-of-index holding. Within energy, a sector overweighting as well as investments in Valero Energy, Chesapeake Energy and National Oilwell Varco hurt. Overweighting financials, as well as some poor stock picks within the sector, were costly, along with substantially underweighting consumer staples and health care. Some of the stocks I've discussed were sold before the period ended. On the positive side, timely ownership of natural gas company stocks Southwestern Energy and EOG Resources aided performance on the basis of several new discoveries, conservative financial management and good commodity price hedges in place for both companies. In technology, out-of-index Japanese video game manufacturer Nintendo performed relatively well, as did an overweighted position in agricultural giant Monsanto. An investment in credit card processor Visa was positive, as was the fund's cash position, which helped cushion results relative to the index.

Note to shareholders: Steven Wymer will become Portfolio Manager of VIP Growth Opportunities Portfolio on January 23, 2009.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31,2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Initial Class	.72%
Actual		$ 1,000.00	$ 490.60	$ 2.70
Hypothetical A		$ 1,000.00	$ 1,021.52	$ 3.66
Service Class	.82%
Actual		$ 1,000.00	$ 490.30	$ 3.07
Hypothetical A		$ 1,000.00	$ 1,021.01	$ 4.17
Service Class 2.98%
Actual		$ 1,000.00	$ 490.00	$ 3.67
Hypothetical A		$ 1,000.00	$ 1,020.21	$ 4.98
Investor Class	.83%
Actual		$ 1,000.00	$ 490.50	$ 3.11
Hypothetical A		$ 1,000.00	$ 1,020.96	$ 4.22

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A (sub. vtg.)	9.4	10.3
Nintendo Co. Ltd.	5.0	5.8
Chesapeake Energy Corp.	4.5	3.5
Visa, Inc.	4.2	1.5
MasterCard, Inc. Class A	4.1	0.0
QUALCOMM, Inc.	3.6	0.8
Southwestern Energy Co.	3.5	2.3
Research In Motion Ltd.	3.1	6.1
Cognizant Technology Solutions Corp. Class A	3.1	4.8
Apple, Inc.	2.9	2.3
	43.4
Top Five Market Sectors as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	36.8	35.9
Energy	18.3	33.3
Financials	11.9	5.8
Consumer Discretionary	8.6	0.8
Health Care	8.1	1.8
Asset Allocation (% of fund's net assets)
As of December 31, 2008 *		As of June 30, 2008 **
	Stocks 94.4%		Stocks 99.8%
	Short-Term Investments and Net Other Assets 5.6%		Short-Term Investments and Net Other Assets 0.2%
* Foreign investments	17.6%	** Foreign investments	26.5%

Annual Report

Investments December 31, 2008

Showing Percentage of Net Assets

Common Stocks - 94.4%
	Shares	Value
CONSUMER DISCRETIONARY - 8.6%
Auto Components - 0.2%
Johnson Controls, Inc.	38,700	$ 702,792
Diversified Consumer Services - 1.3%
American Public Education, Inc. (a)	33,500	1,245,865
Strayer Education, Inc.	10,700	2,294,187
		3,540,052
Hotels, Restaurants & Leisure - 3.4%
Las Vegas Sands Corp. (a)	152,209	902,599
Las Vegas Sands Corp. unit (a)	30,400	3,146,400
McDonald's Corp.	48,300	3,003,777
Penn National Gaming, Inc. (a)	60,900	1,302,042
Wynn Resorts Ltd.	19,400	819,844
		9,174,662
Media - 1.5%
Focus Media Holding Ltd. ADR (a)(d)	38,100	346,329
The DIRECTV Group, Inc. (a)	67,600	1,548,716
The Walt Disney Co.	96,800	2,196,392
		4,091,437
Specialty Retail - 1.4%
Gamestop Corp. Class A (a)	18,800	407,208
Staples, Inc.	193,700	3,471,104
		3,878,312
Textiles, Apparel & Luxury Goods - 0.8%
Coach, Inc. (a)	67,800	1,408,206
Lululemon Athletica, Inc. (a)(d)	98,186	778,615
		2,186,821
TOTAL CONSUMER DISCRETIONARY		23,574,076
CONSUMER STAPLES - 3.8%
Beverages - 1.5%
Anheuser-Busch InBev NV	172,900	4,034,363
Food & Staples Retailing - 0.8%
Wal-Mart Stores, Inc.	19,200	1,076,352
Walgreen Co.	38,500	949,795
		2,026,147
Household Products - 0.4%
Procter & Gamble Co.	19,300	1,193,126
Personal Products - 1.1%
Avon Products, Inc.	124,958	3,002,741
TOTAL CONSUMER STAPLES		10,256,377
ENERGY - 18.3%
Energy Equipment & Services - 1.6%
FMC Technologies, Inc. (a)	22,430	534,507
National Oilwell Varco, Inc. (a)	123,903	3,028,189
Transocean Ltd. (a)	14,179	669,958
		4,232,654

	Shares	Value
Oil, Gas & Consumable Fuels - 16.7%
Chesapeake Energy Corp.	755,136	$ 12,210,549
EOG Resources, Inc.	28,800	1,917,504
EXCO Resources, Inc. (a)	173,000	1,567,380
Goodrich Petroleum Corp. (a)	88,336	2,645,663
Hess Corp.	9,700	520,308
Occidental Petroleum Corp.	19,300	1,157,807
Peabody Energy Corp.	49,551	1,127,285
Petrohawk Energy Corp. (a)	252,000	3,938,760
Range Resources Corp.	221,535	7,618,589
Southwestern Energy Co. (a)	334,307	9,684,874
Ultra Petroleum Corp. (a)	45,000	1,552,950
XTO Energy, Inc.	48,100	1,696,487
		45,638,156
TOTAL ENERGY		49,870,810
FINANCIALS - 11.9%
Capital Markets - 6.9%
Ashmore Global Opps Ltd.	241,300	1,616,710
Ashmore Global Opps Ltd. (United Kingdom)	96,500	954,632
Ashmore Group PLC	1,701,800	3,335,547
Charles Schwab Corp.	78,300	1,266,111
EFG International	12,960	231,063
Goldman Sachs Group, Inc.	81,409	6,870,106
Greenhill & Co., Inc. (d)	16,954	1,182,881
Lazard Ltd. Class A	55,100	1,638,674
Morgan Stanley	108,500	1,740,340
		18,836,064
Commercial Banks - 0.2%
Mitsubishi UFJ Financial Group, Inc.	91,100	572,104
Diversified Financial Services - 4.1%
Apollo Global Management LLC (e)	62,700	62,700
Bank of America Corp.	251,500	3,541,120
BM&F BOVESPA SA	1,100,829	2,938,055
Oaktree Capital Group LLC (e)	250,000	4,500,000
		11,041,875
Insurance - 0.7%
Validus Holdings Ltd.	77,200	2,019,552
TOTAL FINANCIALS		32,469,595
HEALTH CARE - 8.1%
Biotechnology - 4.1%
Celgene Corp. (a)	46,265	2,557,529
Genentech, Inc. (a)	63,000	5,223,330
Gilead Sciences, Inc. (a)	49,252	2,518,747
NeurogesX, Inc. (a)	121,500	142,155
Vertex Pharmaceuticals, Inc. (a)	21,900	665,322
		11,107,083
Health Care Equipment & Supplies - 1.3%
Baxter International, Inc.	19,300	1,034,287
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Boston Scientific Corp. (a)	77,100	$ 596,754
Covidien Ltd.	38,566	1,397,632
Medtronic, Inc.	19,300	606,406
		3,635,079
Health Care Providers & Services - 0.7%
Express Scripts, Inc. (a)	19,300	1,061,114
Medco Health Solutions, Inc. (a)	19,300	808,863
		1,869,977
Life Sciences Tools & Services - 0.1%
Exelixis, Inc. (a)	79,000	396,580
Pharmaceuticals - 1.9%
Abbott Laboratories	38,500	2,054,745
Allergan, Inc.	48,400	1,951,488
Johnson & Johnson	19,200	1,148,736
		5,154,969
TOTAL HEALTH CARE		22,163,688
INDUSTRIALS - 3.6%
Aerospace & Defense - 1.7%
Honeywell International, Inc.	38,700	1,270,521
The Boeing Co.	77,300	3,298,391
		4,568,912
Airlines - 1.3%
Allegiant Travel Co. (a)	19,100	927,687
AMR Corp. (a)	127,500	1,360,425
Continental Airlines, Inc. Class B (a)	36,400	657,384
US Airways Group, Inc. (a)	67,500	521,775
		3,467,271
Construction & Engineering - 0.1%
Quanta Services, Inc. (a)	17,441	345,332
Electrical Equipment - 0.1%
Prysmian SpA	10,180	161,976
Suzlon Energy Ltd.	81,405	104,974
		266,950
Professional Services - 0.4%
FTI Consulting, Inc. (a)	28,700	1,282,316
TOTAL INDUSTRIALS		9,930,781

	Shares	Value
INFORMATION TECHNOLOGY - 36.8%
Communications Equipment - 6.9%
Juniper Networks, Inc. (a)	25,500	$ 446,505
QUALCOMM, Inc.	277,795	9,953,395
Research In Motion Ltd. (a)	211,110	8,566,844
		18,966,744
Computers & Peripherals - 3.4%
Apple, Inc. (a)	90,942	7,761,900
Hewlett-Packard Co.	38,700	1,404,423
		9,166,323
Internet Software & Services - 9.4%
Google, Inc. Class A (sub. vtg.) (a)	82,792	25,470,958
NHN Corp. (a)	468	49,339
		25,520,297
IT Services - 11.7%
Cognizant Technology Solutions Corp. Class A (a)	467,532	8,443,628
MasterCard, Inc. Class A	78,100	11,162,833
Satyam Computer Services Ltd. sponsored ADR (d)	92,436	835,621
Visa, Inc.	220,900	11,586,205
		32,028,287
Semiconductors & Semiconductor Equipment - 0.4%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	125,527	991,663
Software - 5.0%
Aspen Technology, Inc. (a)	18,478	137,107
Nintendo Co. Ltd.	35,400	13,522,800
		13,659,907
TOTAL INFORMATION TECHNOLOGY		100,333,221
MATERIALS - 2.5%
Chemicals - 1.9%
Monsanto Co.	73,600	5,177,760
Metals & Mining - 0.6%
Freeport-McMoRan Copper & Gold, Inc. Class B	62,500	1,527,500
Newcrest Mining Ltd.	140	3,399
Timminco Ltd. (a)(d)	36,100	104,737
		1,635,636
TOTAL MATERIALS		6,813,396
TELECOMMUNICATION SERVICES - 0.8%
Wireless Telecommunication Services - 0.8%
Bharti Airtel Ltd. (a)	143,524	2,117,617
TOTAL COMMON STOCKS (Cost $338,797,680)		257,529,561
Money Market Funds - 8.4%
	Shares	Value
Fidelity Cash Central Fund, 1.06% (b)	19,833,319	$ 19,833,319
Fidelity Securities Lending Cash Central Fund, 0.87% (b)(c)	3,118,787	3,118,787
TOTAL MONEY MARKET FUNDS (Cost $22,952,106)		22,952,106
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $361,749,786)		280,481,667
NET OTHER ASSETS - (2.8)%		(7,661,299)
NET ASSETS - 100%		$ 272,820,368
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,562,700 or 1.7% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 126,749
Fidelity Securities Lending Cash Central Fund	837,393
Total	$ 964,142
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 280,481,667	$ 249,309,398	$ 28,025,869	$ 3,146,400
The following is a reconciliation of assets for which Level 3 inputs were used in determining value:
Investments in Securities
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	106,400
Cost of Purchases	3,040,000
Proceeds of Sales	-
Amortization/Accretion	-
Transfer in/out of Level 3	-
Ending Balance	$ 3,146,400

The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	82.4%
Japan	5.2%
Canada	3.7%
United Kingdom	2.2%
Bermuda	1.8%
Belgium	1.5%
India	1.1%
Brazil	1.1%
Others (individually less than 1%)	1.0%
100.0%
Income Tax Information
At December 31, 2008, the fund had a capital loss carryforward of approximately $133,255,358 of which $72,347,206 and $60,908,152 will expire on December 31, 2010 and 2016, respectively.
The fund intends to elect to defer to its fiscal year ending December 31, 2009 approximately $32,939,331 of losses recognized during the period November 1, 2008 to December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value (including securities loaned of $3,142,426) - See accompanying schedule: Unaffiliated issuers (cost $338,797,680)	$ 257,529,561
Fidelity Central Funds (cost $22,952,106)	22,952,106
Total Investments (cost $361,749,786)		$ 280,481,667
Foreign currency held at value (cost $3)		3
Receivable for investments sold		4,338,557
Receivable for fund shares sold		1,724,815
Dividends receivable		124,111
Distributions receivable from Fidelity Central Funds		47,263
Prepaid expenses		3,531
Other receivables		274,494
Total assets		286,994,441

Liabilities
Payable for investments purchased	$ 10,643,930
Payable for fund shares redeemed	192,351
Accrued management fee	124,659
Distribution fees payable	14,887
Other affiliated payables	23,553
Other payables and accrued expenses	55,906
Collateral on securities loaned, at value	3,118,787
Total liabilities		14,174,073

Net Assets		$ 272,820,368
Net Assets consist of:
Paid in capital		$ 525,506,155
Accumulated net investment loss		(13)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(171,417,384)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(81,268,390)
Net Assets		$ 272,820,368

Statement of Assets and Liabilities - continued

December 31, 2008

Initial Class: Net Asset Value, offering price and redemption price per share ($115,056,967 ÷ 11,518,141 shares)	$ 9.99

Service Class: Net Asset Value, offering price and redemption price per share ($126,076,453 ÷ 12,644,956 shares)	$ 9.97

Service Class 2: Net Asset Value, offering price and redemption price per share ($24,622,093 ÷ 2,482,594 shares)	$ 9.92

Investor Class: Net Asset Value, offering price and redemption price per share ($7,064,855 ÷ 708,937 shares)	$ 9.97

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2008

Investment Income
Dividends		$ 4,330,918
Interest		14,938
Income from Fidelity Central Funds (including $837,393 from security lending)		964,142
Total income		5,309,998

Expenses
Management fee	$ 2,633,852
Transfer agent fees	356,774
Distribution fees	305,783
Accounting and security lending fees	184,171
Custodian fees and expenses	51,493
Independent trustees' compensation	2,321
Audit	53,191
Legal	3,551
Interest	5,602
Miscellaneous	82,296
Total expenses before reductions	3,679,034
Expense reductions	(8,438)	3,670,596
Net investment income (loss)		1,639,402
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(95,711,738)
Investment not meeting investment restrictions	1,403
Foreign currency transactions	26,352
Total net realized gain (loss)		(95,683,983)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $38,591)	(251,726,151)
Assets and liabilities in foreign currencies	(509)
Total change in net unrealized appreciation (depreciation)		(251,726,660)
Net gain (loss)		(347,410,643)
Net increase (decrease) in net assets resulting from operations		$ (345,771,241)

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,639,402	$ (741,517)
Net realized gain (loss)	(95,683,983)	56,887,298
Change in net unrealized appreciation (depreciation)	(251,726,660)	70,076,835
Net increase (decrease) in net assets resulting from operations	(345,771,241)	126,222,616
Distributions to shareholders from net investment income	(1,681,321)	-
Share transactions - net increase (decrease)	(53,861,477)	(13,052,357)
Total increase (decrease) in net assets	(401,314,039)	113,170,259

Net Assets
Beginning of period	674,134,407	560,964,148
End of period (including accumulated net investment loss of $13 and $631,582, respectively)	$ 272,820,368	$ 674,134,407

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 22.37	$ 18.16	$ 17.34	$ 16.07	$ 15.07
Income from Investment Operations
Net investment income (loss)C	.07	(.01)	.02 F	.10	.14 G
Net realized and unrealized gain (loss)	(12.38)	4.22	.92	1.32	.94
Total from investment operations	(12.31)	4.21	.94	1.42	1.08
Distributions from net investment income	(.07)	-	(.12)	(.15)	(.08)
Net asset value, end of period	$ 9.99	$ 22.37	$ 18.16	$ 17.34	$ 16.07
Total Return A,B	(55.02)%	23.18%	5.46%	8.89%	7.19%
Ratios to Average Net Assets D,H
Expenses before reductions	.71%	.68%	.72%	.70%	.72%
Expenses net of fee waivers, if any	.71%	.68%	.72%	.70%	.72%
Expenses net of all reductions	.71%	.68%	.67%	.65%	.70%
Net investment income (loss)	.42%	(.05)%	.10% F	.65%	.91%
Supplemental Data
Net assets, end of period (000 omitted)	$ 115,057	$ 321,507	$ 310,736	$ 400,644	$ 459,975
Portfolio turnover rate E	148%	100%	128%	123%	65%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.11)%.

G Investment income per share reflects a special dividend which amounted to $.04 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 22.32	$ 18.14	$ 17.33	$ 16.05	$ 15.06
Income from Investment Operations
Net investment income (loss) C	.05	(.03)	- F,I	.09	.12 G
Net realized and unrealized gain (loss)	(12.34)	4.21	.91	1.32	.94
Total from investment operations	(12.29)	4.18	.91	1.41	1.06
Distributions from net investment income	(.06)	-	(.10)	(.13)	(.07)
Net asset value, end of period	$ 9.97	$ 22.32	$ 18.14	$ 17.33	$ 16.05
Total Return A,B	(55.06)%	23.04%	5.30%	8.86%	7.06%
Ratios to Average Net Assets D,H
Expenses before reductions	.81%	.78%	.82%	.80%	.82%
Expenses net of fee waivers, if any	.81%	.78%	.82%	.80%	.82%
Expenses net of all reductions	.81%	.78%	.78%	.75%	.80%
Net investment income (loss)	.32%	(.15)%	-% F	.54%	.81%
Supplemental Data
Net assets, end of period (000 omitted)	$ 126,076	$ 231,249	$ 176,556	$ 200,798	$ 212,890
Portfolio turnover rate E	148%	100%	128%	123%	65%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.21)%.

G Investment income per share reflects a special dividend which amounted to $.04 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 22.15	$ 18.03	$ 17.23	$ 15.96	$ 14.98
Income from Investment Operations
Net investment income (loss) C	.03	(.06)	(.03) F	.06	.10 G
Net realized and unrealized gain (loss)	(12.24)	4.18	.91	1.32	.93
Total from investment operations	(12.21)	4.12	.88	1.38	1.03
Distributions from net investment income	(.02)	-	(.08)	(.11)	(.05)
Net asset value, end of period	$ 9.92	$ 22.15	$ 18.03	$ 17.23	$ 15.96
Total Return A,B	(55.12)%	22.85%	5.12%	8.68%	6.89%
Ratios to Average Net Assets D,H
Expenses before reductions	.97%	.94%	.99%	.96%	.98%
Expenses net of fee waivers, if any	.97%	.94%	.99%	.96%	.98%
Expenses net of all reductions	.97%	.94%	.94%	.92%	.96%
Net investment income (loss)	.16%	(.31)%	(.17)% F	.38%	.65%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,622	$ 88,013	$ 60,690	$ 60,406	$ 60,938
Portfolio turnover rate E	148%	100%	128%	123%	65%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.38)%.

G Investment income per share reflects a special dividend which amounted to $.04 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Investor Class

Years ended December 31,

2008

2007

2006

2005 I

Selected Per-Share Data
Net asset value, beginning of period	$ 22.28	$ 18.11	$ 17.33	$ 16.20
Income from Investment Operations
Net investment income (loss) E	.05	(.04)	(.01) H	.02
Net realized and unrealized gain (loss)	(12.31)	4.21	.91	1.11
Total from investment operations	(12.26)	4.17	.90	1.13
Distributions from net investment income	(.05)	-	(.12)	-
Net asset value, end of period	$ 9.97	$ 22.28	$ 18.11	$ 17.33
Total Return B,C,D	(55.05)%	23.03%	5.26%	6.98%
Ratios to Average Net Assets F,J
Expenses before reductions	.82%	.80%	.88%	.87% A
Expenses net of fee waivers, if any	.82%	.80%	.88%	.87% A
Expenses net of all reductions	.81%	.80%	.83%	.83% A
Net investment income (loss)	.31%	(.17)%	(.06)% H	.33% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,065	$ 33,366	$ 12,982	$ 4,353
Portfolio turnover rate G	148%	100%	128%	123%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.27)%.

I For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2008

1. Organization.

VIP Growth Opportunities Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

The aggregate value by input level, as of December 31, 2008, for the Fund's investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 16,678,244
Unrealized depreciation	(103,169,329)
Net unrealized appreciation (depreciation)	(86,491,085)
Capital loss carryforward	(133,255,358)

Cost for federal income tax purposes	$ 366,972,752

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007
Ordinary Income	$ 1,681,321	$ -

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $700,156,615 and $766,404,916, respectively.

The Fund realized a gain on the sale of an investment not meeting the investment restrictions of the Fund.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 184,899
Service Class 2	120,884
$ 305,783

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class, with the exception of Investor Class, pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets.

Prior to February 1, 2008, Investor Class paid a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 159,486
Service Class	130,242
Service Class 2	37,493
Investor Class	29,553
$ 356,774

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,900 for the period.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,926,538	2.75%	$ 4,893

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,115 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $6,693,000. The weighted average interest rate was 3.81%. The interest expense amounted to $709 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $8,438 for the period.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 17% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 27% of the total outstanding shares of the Fund.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

Annual Report

Notes to Financial Statements - continued

11. Other - continued

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $99,733, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2008	2007
From net investment income
Initial Class	$ 843,132	$ -
Service Class	751,680	-
Service Class 2	53,382	-
Investor Class	33,127	-
Total	$ 1,681,321	$ -

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2008	2007	2008	2007
Initial Class
Shares sold	837,085	1,142,708	$ 15,007,550	$ 23,737,580
Reinvestment of distributions	84,145	-	843,132	-
Shares redeemed	(3,776,844)	(3,883,470)	(62,534,006)	(78,012,629)
Net increase (decrease)	(2,855,614)	(2,740,762)	$ (46,683,324)	$ (54,275,049)
Service Class
Shares sold	3,975,185	3,187,145	$ 61,980,622	$ 65,118,785
Reinvestment of distributions	75,093	-	751,680	-
Shares redeemed	(1,764,596)	(2,561,895)	(30,570,693)	(52,433,590)
Net increase (decrease)	2,285,682	625,250	$ 32,161,609	$ 12,685,195
Service Class 2
Shares sold	938,463	2,154,024	$ 15,549,907	$ 45,403,151
Reinvestment of distributions	5,365	-	53,382	-
Shares redeemed	(2,433,927)	(1,547,418)	(42,639,755)	(30,847,652)
Net increase (decrease)	(1,490,099)	606,606	$ (27,036,466)	$ 14,555,499
Investor Class
Shares sold	393,040	1,991,822	$ 7,469,222	$ 39,939,220
Reinvestment of distributions	3,313	-	33,127	-
Shares redeemed	(1,184,934)	(1,211,298)	(19,805,645)	(25,957,222)
Net increase (decrease)	(788,581)	780,524	$ (12,303,296)	$ 13,981,998

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Growth Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Growth Opportunities Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Growth Opportunities Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 20, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 380 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1994
Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board Member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board Member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-
2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-
2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-
present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	480,138,920.96	96.024
Withheld	19,882,478.12	3.976
TOTAL	500,021,399.08	100.000
Dennis J. Dirks
Affirmative	480,832,679.07	96.162
Withheld	19,188,720.01	3.838
TOTAL	500,021,399.08	100.000
Edward C. Johnson 3d
Affirmative	479,672,501.64	95.930
Withheld	20,348,897.44	4.070
TOTAL	500,021,399.08	100.000
Alan J. Lacy
Affirmative	480,855,085.66	96.167
Withheld	19,166,313.42	3.833
TOTAL	500,021,399.08	100.000
Ned C. Lautenbach
Affirmative	480,466,203.36	96.089
Withheld	19,555,195.72	3.911
TOTAL	500,021,399.08	100.000
Joseph Mauriello
Affirmative	480,901,405.05	96.176
Withheld	19,119,994.03	3.824
TOTAL	500,021,399.08	100.000
Cornelia M. Small
Affirmative	480,874,313.41	96.171
Withheld	19,147,085.67	3.829
TOTAL	500,021,399.08	100.000
William S. Stavropoulos
Affirmative	479,991,012.37	95.994
Withheld	20,030,386.71	4.006
TOTAL	500,021,399.08	100.000
David M. Thomas
Affirmative	480,965,859.46	96.189
Withheld	19,055,539.62	3.811
TOTAL	500,021,399.08	100.000
Michael E. Wiley
Affirmative	480,787,761.45	96.153
Withheld	19,233,637.63	3.847
TOTAL	500,021,399.08	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	414,160,662.88	82.829
Against	56,091,624.37	11.217
Abstain	29,769,111.83	5.954
TOTAL	500,021,399.08	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Growth Opportunities Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Growth Opportunities Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the first quartile for all the periods shown. The Board also stated that the investment performance of Initial Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Growth Opportunities Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Initial Class, Investor Class, and Service Class ranked below its competitive median for 2007, and the total expenses of Service Class 2 ranked equal to its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPGRO-ANN-0209
1.540209.111

Fidelity® Variable Insurance Products:

Mid Cap Portfolio

Annual Report

December 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Past 5 years	Past 10 years
VIP Mid Cap - Initial Class	-39.44%	3.12%	10.89%
VIP Mid Cap - Service Class A	-39.51%	3.01%	10.78%
VIP Mid Cap - Service Class 2 B	-39.61%	2.86%	10.63%
VIP Mid Cap - Investor Class C	-39.50%	3.04%	10.85%

A Performance for Service Class shares reflects an asset based distribution fee (12b-1).

B The initial offering of Service Class 2 shares took place January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from December 28, 1998 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

C The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Mid Cap Portfolio - Initial Class on December 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the S&P® MidCap 400 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Thomas Allen, Portfolio Manager of VIP Mid Cap Portfolio

By year-end 2008, the vicious credit crisis sparked in the U.S. had spread like wildfire across the world's capital markets, stunting global growth, toppling commodity prices, changing the face of the global financial system and chasing risk-averse investors toward the sidelines. The U.S. equity markets, as measured by the Dow Jones Industrial AverageSM and Standard & Poor's 500SM Index, fell hard as a result, declining 31.93% and 37.00%, respectively, while the technology-laden NASDAQ Composite® Index slid 40.03%. Foreign market stocks saw an even sharper decline, as illustrated by the 43.28% loss of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. A generally stronger U.S. dollar also held back returns for U.S. investors in foreign equities. Emerging-markets stocks - the global performance leader only a year ago - fell harder still, dropping 53.18%, as measured by the MSCI Emerging Markets Index. The only clear winners during the past year were assets backed by the U.S. government, as investors fled from risk. Thus, the Barclays Capital U.S. Treasury Bond Index climbed 13.74% for the year, while the Barclays Capital U.S. Aggregate Bond Index - a broader measure of the U.S. investment-grade bond universe - gained a more modest 5.24%. By contrast, high-yield bonds bore the brunt of investors' increasing wariness over risk, as expressed by the Merrill Lynch® U.S. High Yield Master II Constrained Index's drop of 26.11%. The emerging-markets bond category also felt the shock of investors' risk-averse sentiment, with the JPMorgan Emerging Markets Bond Index (EMBI) Global falling 10.91%. Meanwhile, the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - eked out a 1.69% gain.

During the past year, the fund trailed the -36.23% return of the Standard & Poor's® MidCap 400 Index. (For specific portfolio results, please refer to the performance section of this report.) Versus the index, a combination of unrewarding stock picking and an underweighting in financials hampered performance. Stock selection in the capital goods segment of industrials also hurt, as did a negligible exposure to utilities. In absolute terms, currency fluctuations offered a modest head wind to performance. Farm equipment manufacturers Deere & Co. and AGCO were the victims of falling agricultural commodity prices and tighter credit markets. Other detractors included asset manager Janus Capital Group, gold stock Newmont Mining and natural gas producer Southwestern Energy, a strong-performing index component I underweighted. Some detractors were sold by period end. Conversely, both an overweighting and favorable stock selection in consumer staples added value, while stock selection in consumer discretionary also helped. A small cash position had a further positive impact. The fund's top contributor was discount retailer Wal-Mart, which capitalized on consumers' desire to spend less. Japan-based shoe retailer ABC-Mart, online video rental provider Netflix and toy maker Hasbro, the fund's largest holding at period end, also helped. Most of the stocks I've mentioned were out-of-index holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Initial Class	.69%
Actual		$ 1,000.00	$ 649.30	$ 2.86
Hypothetical A		$ 1,000.00	$ 1,021.67	$ 3.51
Service Class	.79%
Actual		$ 1,000.00	$ 648.90	$ 3.27
Hypothetical A		$ 1,000.00	$ 1,021.17	$ 4.01
Service Class 2.93%
Actual		$ 1,000.00	$ 648.40	$ 3.85
Hypothetical A		$ 1,000.00	$ 1,020.46	$ 4.72
Investor Class	.78%
Actual		$ 1,000.00	$ 648.90	$ 3.23
Hypothetical A		$ 1,000.00	$ 1,021.22	$ 3.96

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Hasbro, Inc.	3.1	0.3
Netflix, Inc.	2.8	0.0
Reinsurance Group of America, Inc.	2.3	0.2
Ross Stores, Inc.	2.1	0.6
Wal-Mart Stores, Inc.	2.1	1.7
Verizon Communications, Inc.	2.0	0.5
Endo Pharmaceuticals Holdings, Inc.	1.9	1.0
Shanda Interactive Entertainment Ltd. sponsored ADR	1.7	0.2
ABC-Mart, Inc.	1.6	0.5
Thermo Fisher Scientific, Inc.	1.6	1.6
	21.2
Top Five Market Sectors as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	19.9	14.4
Consumer Discretionary	19.5	9.3
Information Technology	15.0	18.5
Consumer Staples	11.5	9.3
Industrials	9.8	10.9
Asset Allocation (% of fund's net assets)
As of December 31, 2008 *		As of June 30, 2008 **
	Stocks 95.6%		Stocks 93.0%
	Bonds 0.5%		Bonds 0.0%
	Short-Term Investments and Net Other Assets 3.9%		Short-Term Investments and Net Other Assets 7.0%
* Foreign investments	19.3%	** Foreign investments	22.0%

Annual Report

Investments December 31, 2008

Showing Percentage of Net Assets

Common Stocks - 95.6%
	Shares	Value
CONSUMER DISCRETIONARY - 19.5%
Auto Components - 0.9%
Amerigon, Inc. (a)	201,905	$ 658,210
China Automotive Systems, Inc. (a)	100	339
Fuel Systems Solutions, Inc. (a)(d)(e)	1,242,800	40,714,128
Gentex Corp.	75,994	671,027
New Focus Auto Tech Holdings Ltd.	6,123,675	713,118
Xinyi Glass Holdings Co. Ltd.	19,798,000	5,358,748
		48,115,570
Automobiles - 0.1%
Bajaj Auto Ltd.	100	811
Geely Automobile Holdings Ltd.	43,345,000	3,540,043
Hyundai Motor Co. GDR (f)	100	1,568
Thor Industries, Inc.	100	1,318
		3,543,740
Distributors - 0.0%
Xinyu Hengdeli Holdings Ltd.	4,000	623
Diversified Consumer Services - 0.8%
Benesse Corp.	127,300	5,566,189
Brinks Home Security Holdings, Inc. (a)	147,700	3,237,584
Hillenbrand, Inc.	697,871	11,640,488
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	164,400	9,027,204
Raffles Education Corp. Ltd.	26,906,000	10,718,019
Universal Technical Institute, Inc. (a)	100	1,717
		40,191,201
Hotels, Restaurants & Leisure - 0.7%
Ajisen (China) Holdings Ltd.	2,034,000	952,088
BJ's Restaurants, Inc. (a)	200	2,154
Chipotle Mexican Grill, Inc. Class B (a)	200	11,458
Jollibee Food Corp.	700	612
McDonald's Corp.	217,600	13,532,544
Minor International PCL (For. Reg.)	1,826,011	430,048
P.F. Chang's China Bistro, Inc. (a)	197,377	4,133,074
Papa John's International, Inc. (a)	88,751	1,635,681
Shangri-La Asia Ltd.	958,111	1,108,215
Sonic Corp. (a)	18,206	221,561
St. Marc Holdings Co. Ltd. (d)	352,300	10,600,757
Starwood Hotels & Resorts Worldwide, Inc.	290,100	5,192,790
TAJ GVK Hotels & Resorts Ltd.	297,699	285,208
		38,106,190
Household Durables - 1.5%
Desarrolladora Homex Sab de CV sponsored ADR (a)	100	2,283
Goldcrest Co. Ltd.	395,670	9,901,602
La-Z-Boy, Inc.	100	217
Makita Corp. sponsored ADR	100	2,218
PIK Group GDR (f)	100	100
Techtronic Industries Co. Ltd.	500	101
Tupperware Brands Corp.	2,502,931	56,816,534

	Shares	Value
Whirlpool Corp.	181,200	$ 7,492,620
Woongjin Coway Co. Ltd.	169,640	3,627,973
		77,843,648
Internet & Catalog Retail - 2.8%
Netflix, Inc. (a)(d)(e)	4,866,672	145,464,826
Wotif.com Holdings Ltd.	100	263
		145,465,089
Leisure Equipment & Products - 3.4%
Beneteau SA	500	4,771
Giant Manufacturing Co. Ltd.	4,195,300	9,331,422
Hasbro, Inc.	5,629,570	164,214,551
Leapfrog Enterprises, Inc. Class A (a)	688,714	2,410,499
Merida Industry Co. Ltd.	2,792,000	3,471,365
Nidec Copal Corp.	100	697
SHIMANO, Inc.	7,200	283,206
		179,716,511
Media - 1.5%
Ascent Media Corp. (a)	38,000	829,920
Balaji Telefilms Ltd.	100	134
Cinemax India Ltd.	478,887	415,930
Clear Media Ltd. (a)	243,000	31,413
Discovery Communications, Inc. (a)	137,800	1,951,248
E.W. Scripps Co. Class A	33	73
Entertainment Network (India) Ltd. (a)	90,000	286,179
Eros International PLC (a)	1,056,050	1,730,821
Imagi International Holdings Ltd. (a)	2,000	113
Inox Leisure Ltd.	287,345	189,529
Marvel Entertainment, Inc. (a)(d)	584,433	17,971,315
Scripps Networks Interactive, Inc. Class A	100	2,200
SinoMedia Holding Ltd.	5,488,000	575,668
The Walt Disney Co.	2,520,900	57,199,221
ValueCommerce Co. Ltd. (a)	820	114,640
Voyager Learning Co. (a)	40,500	59,940
Zee Entertainment Enterprises Ltd.	88	254
Zee News Ltd.	39	28
		81,358,626
Multiline Retail - 0.0%
Golden Eagle Retail Group Ltd. (H Shares)	1,000	704
Intime Department Store Group Co. Ltd.	1,000	271
Kohl's Corp. (a)	100	3,620
Mothercare PLC	100	490
Ramayana Lestari Sentosa Tbk PT	9,904,000	440,626
REI Six Ten Retail Ltd. (a)	314	9,788
		455,499
Specialty Retail - 7.2%
ABC-Mart, Inc.	2,354,400	86,024,874
Advance Auto Parts, Inc.	400,000	13,460,000
Aeropostale, Inc. (a)(d)(e)	3,449,200	55,532,120
Asahi Co. Ltd.	200	5,081
Blacks Leisure Group PLC	100	33
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Chow Sang Sang Holdings International Ltd.	2,000	$ 1,038
Citi Trends, Inc. (a)	248,541	3,658,524
DSG International PLC sponsored ADR	100	82
Fantastic Holdings Ltd.	110	149
Golfsmith International Holdings, Inc. (a)	250	175
Hot Topic, Inc. (a)	949,941	8,805,953
Inditex SA	687	30,738
JB Hi-Fi Ltd.	100	694
Nafco Co. Ltd.	1,300	16,157
Nitori Co. Ltd.	252,700	19,649,090
Otsuka Kagu Ltd.	27,600	179,962
Pou Sheng International (Holdings) Ltd.	102,932	11,089
Ross Stores, Inc.	3,752,408	111,559,090
Sally Beauty Holdings, Inc. (a)(d)	5,776,438	32,867,932
TJX Companies, Inc.	2,405,128	49,473,483
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	100	828
Urban Outfitters, Inc. (a)	100	1,498
USS Co. Ltd.	100	5,302
		381,283,892
Textiles, Apparel & Luxury Goods - 0.6%
American Apparel, Inc. (a)	347,100	690,729
China Dongxiang Group Co. Ltd.	15,066,000	3,681,368
Columbia Sportswear Co. (d)	168,999	5,977,495
Daphne International Holdings Ltd.	8,182,000	1,338,384
Koutons Retail India Ltd. (a)	17,309	182,523
Luen Thai Holdings Ltd.	1,000	74
LVMH Moet Hennessy - Louis Vuitton	100	6,734
Shenzhou International Group Holdings Ltd.	203,000	36,873
The Swatch Group AG (Bearer)	100	14,071
True Religion Apparel, Inc. (a)(d)	121,957	1,517,145
VF Corp.	330,435	18,097,925
Yue Yuen Industrial Holdings Ltd.	593,300	1,177,940
		32,721,261
TOTAL CONSUMER DISCRETIONARY		1,028,801,850
CONSUMER STAPLES - 11.5%
Beverages - 2.4%
Brick Brewing Co. Ltd. (a)	100	33
C&C Group PLC	45,317	92,024
Companhia de Bebidas das Americas (AmBev) sponsored ADR	20	725
Heineken NV (Bearer)	257,600	7,924,322
Molson Coors Brewing Co. Class B	1,663,280	81,367,658
The Coca-Cola Co.	809,100	36,627,957
United Spirits Ltd.	100	1,830
Yantai Changyu Pioneer Wine Co. (B Shares)	130	459
		126,015,008

	Shares	Value
Food & Staples Retailing - 3.8%
BJ's Wholesale Club, Inc. (a)(d)	1,954,700	$ 66,968,022
Breadtalk Group Ltd.	1,000	223
China Nepstar Chain Drugstore Ltd. ADR	100	505
Colruyt NV	100	21,591
Cosmos Pharmaceutical Corp.	100	1,540
Daikokutenbussan Co. Ltd.	79,000	1,480,080
Heng Tai Consumables Group Ltd. (a)	26,032,200	2,026,814
Kroger Co.	477,000	12,597,570
Plant Co. Ltd.	19,200	52,969
Pricesmart, Inc.	100	2,066
Shinsegae Food Co. Ltd.	100	3,124
Tsuruha Holdings, Inc.	263,000	10,188,265
Wal-Mart de Mexico SA de CV Class V sponsored ADR	204	5,508
Wal-Mart Stores, Inc.	1,917,696	107,506,038
X5 Retail Group NV GDR (a)(f)	120	1,032
		200,855,347
Food Products - 4.8%
Ajinomoto Co., Inc.	252,000	2,748,085
Britannia Industries Ltd.	41,784	1,137,393
China Agri-Industries Holding Ltd. (a)	2,000	1,001
China Foods Ltd.	4,000	1,500
China Huiyuan Juice Group Ltd.	500	626
China Mengniu Dairy Co. Ltd.	100	131
China Yurun Food Group Ltd.	1,000	1,183
Chiquita Brands International, Inc. (a)	491,298	7,261,384
ConAgra Foods, Inc.	1,015,077	16,748,771
Corn Products International, Inc.	2,190,421	63,193,646
Del Monte Foods Co.	884,092	6,312,417
Hormel Foods Corp.	1,712,846	53,235,254
Kellogg Co.	452,964	19,862,471
REI Agro Ltd.	419	6,009
Rocky Mountain Chocolate Factory, Inc.	105	558
Sara Lee Corp.	1,580,771	15,475,748
Smart Balance, Inc. (a)	100	680
The J.M. Smucker Co.	265,400	11,507,744
Tingyi (Cayman Island) Holding Corp.	2,000	2,326
Toyo Suisan Kaisha Ltd.	1,936,000	55,742,425
Unicharm Petcare Corp.	100	3,716
Want Want China Holdings Ltd.	1,000	416
		253,243,484
Household Products - 0.2%
Pigeon Corp. (d)	343,100	10,246,697
Personal Products - 0.3%
American Oriental Bioengineering, Inc. (a)(d)	33,100	224,749
Concern Kalina OJSC:
GDR (f)	21,643	121,154
sponsored ADR	94,200	527,316
Dabur India Ltd.	5,291,370	9,185,256
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Personal Products - continued
Hengan International Group Co. Ltd.	1,641,200	$ 5,295,793
Kose Corp.	110	2,763
		15,357,031
TOTAL CONSUMER STAPLES		605,717,567
ENERGY - 6.1%
Energy Equipment & Services - 5.5%
BJ Services Co.	1,135,600	13,252,452
Cameron International Corp. (a)	1,113,700	22,830,850
Carbo Ceramics, Inc.	181,388	6,444,716
Dresser-Rand Group, Inc. (a)	2,346,769	40,481,765
ENSCO International, Inc.	1,052,400	29,877,636
Helix Energy Solutions Group, Inc. (a)	1,075,596	7,787,315
Helmerich & Payne, Inc.	239,300	5,444,075
IHS, Inc. Class A (a)	100	3,742
ION Geophysical Corp. (a)	1,274,048	4,369,985
Nabors Industries Ltd. (a)	3,935,008	47,102,046
Newpark Resources, Inc. (a)(e)	5,522,104	20,431,785
Noble Corp.	139,300	3,077,137
Oceaneering International, Inc. (a)	448,596	13,072,087
Parker Drilling Co. (a)	4,086,117	11,849,739
Patterson-UTI Energy, Inc.	1,025,904	11,808,155
Pioneer Drilling Co. (a)	302,074	1,682,552
Pride International, Inc. (a)	1,270,583	20,303,916
Smith International, Inc.	441,000	10,094,490
Weatherford International Ltd. (a)	2,024,774	21,908,055
		291,822,498
Oil, Gas & Consumable Fuels - 0.6%
China Coal Energy Co. Ltd. (H Shares)	1,000	808
China Shenhua Energy Co. Ltd. (H Shares)	500	1,072
Energy XXI (Bermuda) Ltd.	738,731	583,597
Forest Oil Corp. (a)	480,970	7,931,195
International Coal Group, Inc. (a)(d)	3,976,126	9,145,090
Niger Uranium Ltd. (a)	9	1
Niko Resources Ltd.	100	3,492
Oil Search Ltd.	1,032,781	3,449,524
Petrohawk Energy Corp. (a)	133,900	2,092,857
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	400	8,164
Rosetta Resources, Inc. (a)	493,166	3,491,615
Sasol Ltd. sponsored ADR	100	3,033
Surgutneftegaz JSC sponsored ADR	500	2,675
Swift Energy Co. (a)	152,165	2,557,894
		29,271,017
TOTAL ENERGY		321,093,515

	Shares	Value
FINANCIALS - 7.2%
Capital Markets - 0.8%
Espirito Santo Financial Group SA	100	$ 1,518
JAFCO Co. Ltd. (d)	103,800	2,650,536
Janus Capital Group, Inc.	2,685,837	21,567,271
Marusan Securities Co. Ltd. (d)	2,756,100	14,009,628
W.P. Carey & Co. LLC	84,707	1,984,685
		40,213,638
Commercial Banks - 0.4%
Banco Latin Americano de Exporaciones SA (BLADEX) Series E	424,763	6,099,597
Bank of Baroda	634,966	3,669,307
Bank of Georgia unit (a)	100	414
Bank of India	104,565	620,259
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	421,100	2,615,031
PT Bank Central Asia Tbk	1,000	291
Punjab National Bank	100	1,090
Sberbank (Savings Bank of the Russian Federation) GDR	100	14,455
Sumitomo Trust & Banking Co. Ltd.	662,000	3,910,010
The Jammu & Kashmir Bank Ltd.	423	3,101
The Mie Bank Ltd.	1,000	4,090
Union Bank of India	2,089,690	7,025,995
		23,963,640
Diversified Financial Services - 0.0%
Bajaj Holdings & Investment Ltd.	100	502
Insurance - 5.0%
Admiral Group PLC	217,663	2,916,196
AXA SA sponsored ADR	100	2,247
Axis Capital Holdings Ltd.	1,200	34,944
Bajaj Finserv Ltd.	100	311
China Life Insurance Co. Ltd. (a)	215,070	78,416
China Life Insurance Co. Ltd. ADR	266	12,342
MetLife, Inc.	1,308,300	45,607,338
Old Republic International Corp.	920,079	10,967,342
Presidential Life Corp.	282	2,789
Protective Life Corp.	1,086,244	15,587,601
Reinsurance Group of America, Inc.	2,789,645	119,452,599
Samsung Fire & Marine Insurance Co. Ltd.	100	15,154
StanCorp Financial Group, Inc.	498,700	20,830,699
The Chubb Corp.	915,085	46,669,335
		262,177,313
Real Estate Investment Trusts - 0.6%
CapitaMall Trust	12,058,000	13,664,807
Digital Realty Trust, Inc.	110,600	3,633,210
Franklin Street Properties Corp.	1,053,865	15,544,509
		32,842,526
Real Estate Management & Development - 0.3%
Allgreen Properties Ltd.	1,148,000	348,199
Ayala Land, Inc.	14,622,600	1,971,448
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - continued
Cyrela Commercial Properties SA Empreendimentos e Participações	680	$ 2,030
Housing Development and Infrastructure Ltd.	1,550,000	4,201,791
Iguatemi Empresa de Shopping Centers SA	1,294,759	7,388,713
Megaworld Corp.	12,277,000	170,693
New World China Land Ltd.	9,968,800	3,057,138
Songbird Estates PLC Class B (a)	591,400	314,760
SPG Land (Holdings) Ltd.	2,200,100	282,770
		17,737,542
Thrifts & Mortgage Finance - 0.1%
Housing Development Finance Corp. Ltd.	133,706	4,095,438
People's United Financial, Inc.	100	1,783
		4,097,221
TOTAL FINANCIALS		381,032,382
HEALTH CARE - 19.9%
Biotechnology - 0.2%
Basilea Pharmaceutica AG (a)	32,717	4,633,205
Bionovo, Inc. (a)	100	20
Celera Corp. (a)	400	4,452
Combinatorx, Inc. (a)	100	62
Genta, Inc. (a)	16	0
Gilead Sciences, Inc. (a)	100	5,114
Grifols SA	375,673	6,613,671
Halozyme Therapeutics, Inc. (a)	100	560
OncoGenex Pharmaceuticals, Inc. (a)	5	15
Pro-Pharmaceuticals, Inc. (a)	100	9
Sangamo Biosciences, Inc. (a)(d)	197,488	687,258
Sino Biopharmaceutical Ltd.	4,000	545
		11,944,911
Health Care Equipment & Supplies - 9.4%
Abcam PLC	420,200	3,081,922
Angiodynamics, Inc. (a)	648	8,871
Baxter International, Inc.	333,450	17,869,586
Becton, Dickinson & Co.	931,448	63,701,729
Biophan Technologies, Inc. (a)	100	1
Boston Scientific Corp. (a)	5,205,949	40,294,045
Covidien Ltd.	1,488,400	53,939,616
DENTSPLY International, Inc.	230,977	6,522,790
DiaSorin S.p.A.	100	2,045
Edwards Lifesciences Corp. (a)(d)	1,286,666	70,702,297
Gen-Probe, Inc. (a)	38,300	1,640,772
HeartWare International, Inc. unit (a)	100	44
Home Diagnostics, Inc. (a)	100	497
Kinetic Concepts, Inc. (a)(d)	2,655,080	50,924,434
Medtronic, Inc.	2,440,402	76,677,431
Meridian Bioscience, Inc.	150	3,821

	Shares	Value
Mingyuan Medicare Development Co. Ltd.	81,540,000	$ 4,824,265
Neogen Corp. (a)	150	3,747
Northstar Neuroscience, Inc. (a)	100	121
Quidel Corp. (a)	422,433	5,521,199
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	6,780,000	10,319,601
Somanetics Corp. (a)	202,022	3,335,383
Steris Corp.	1,118,966	26,732,098
ThermoGenesis Corp. (a)	692,918	297,955
Varian Medical Systems, Inc. (a)(d)	1,192,938	41,800,548
Vascular Solutions, Inc. (a)	244,117	2,201,935
Vnus Medical Technologies, Inc. (a)	100	1,622
Zimmer Holdings, Inc. (a)	311,700	12,598,914
		493,007,289
Health Care Providers & Services - 3.9%
Almost Family, Inc. (a)	100	4,498
AmSurg Corp. (a)	100	2,334
Apollo Hospitals Enterprise Ltd.	100	936
athenahealth, Inc. (a)	102,789	3,866,922
CardioNet, Inc.	100	2,465
Centene Corp. (a)	2,118,841	41,762,356
Community Health Systems, Inc. (a)	1,224,146	17,848,049
Genoptix, Inc. (a)	100	3,408
Henry Schein, Inc. (a)	167,400	6,141,906
HMS Holdings Corp. (a)	100	3,152
Laboratory Corp. of America Holdings (a)	1,062,538	68,438,073
Lincare Holdings, Inc. (a)	135,377	3,645,703
Medial Saude SA	751,000	2,472,508
Message Co. Ltd. (d)	1,619	1,862,304
Molina Healthcare, Inc. (a)	394,401	6,945,402
Omnicare, Inc.	190,400	5,285,504
Parkway Holdings Ltd.	40,600	35,388
Patterson Companies, Inc. (a)	100	1,875
Quest Diagnostics, Inc.	595,600	30,917,596
Ramsay Health Care Ltd.	101	749
ResCare, Inc. (a)	727,001	10,919,555
U.S. Physical Therapy, Inc. (a)	284,515	3,792,585
		203,953,268
Health Care Technology - 1.0%
Allscripts Healthcare Solutions, Inc.	932,362	9,249,031
Cerner Corp. (a)(d)	911,400	35,043,330
HLTH Corp. (a)	797,194	8,338,649
Omnicell, Inc. (a)	42	513
		52,631,523
Life Sciences Tools & Services - 2.4%
Bachem Holding AG (B Shares)	100	7,578
Bio-Rad Laboratories, Inc. Class A (a)	26,216	1,974,327
Charles River Laboratories International, Inc. (a)	1,188,948	31,150,438
Clinical Data, Inc. (a)	150	1,335
Divi's Laboratories Ltd.	70,100	1,945,501
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Life Sciences Tools & Services - continued
Evotec OAI AG (a)	100	$ 111
Harvard Bioscience, Inc. (a)(e)	1,882,775	4,989,354
Thermo Fisher Scientific, Inc. (a)	2,513,296	85,627,995
		125,696,639
Pharmaceuticals - 3.0%
Boiron SA	55	1,335
Elite Pharmaceuticals, Inc. Class A (a)	100	7
Endo Pharmaceuticals Holdings, Inc. (a)(d)	3,757,583	97,246,248
Hi-Tech Pharmacal Co., Inc. (a)	100	554
Novo Nordisk AS Series B sponsored ADR	100	5,139
Perrigo Co.	1,829,923	59,124,812
Pfizer Ltd.	100	1,028
Piramal Healthcare Ltd.	350,649	1,725,436
Questcor Pharmaceuticals, Inc. (a)	100	931
Ranbaxy Laboratories Ltd. sponsored GDR	75	404
		158,105,894
TOTAL HEALTH CARE		1,045,339,524
INDUSTRIALS - 9.8%
Aerospace & Defense - 0.6%
General Dynamics Corp.	200	11,518
Raytheon Co.	611,290	31,200,242
		31,211,760
Air Freight & Logistics - 0.0%
Business Post Group PLC	200	687
FedEx Corp.	100	6,415
Transport Corp. of India Ltd.	164,553	137,013
		144,115
Airlines - 0.0%
Air China Ltd. (H Shares)	2,000	628
Building Products - 0.1%
Asahi Glass Co. Ltd.	462,000	2,631,364
Blue Star Ltd.	1,018,317	3,209,028
Duratex SA	100	583
Simpson Manufacturing Co. Ltd.	100	2,776
Universal Forest Products, Inc.	100	2,691
		5,846,442
Commercial Services & Supplies - 1.6%
Cintas Corp.	1,068,723	24,826,435
Fuel Tech, Inc. (a)(d)	605,796	6,415,380
Moshi Moshi Hotline, Inc.	582,400	15,666,906
R.R. Donnelley & Sons Co.	200,172	2,718,336
Republic Services, Inc.	160,900	3,988,711
Steelcase, Inc. Class A	100	562
Taiwan Secom Co.	2,000	2,899

	Shares	Value
The Brink's Co.	147,700	$ 3,970,176
United Envirotech Ltd.	1,000	84
Waste Management, Inc.	869,102	28,802,040
		86,391,529
Construction & Engineering - 0.1%
China Communications Construction Co. Ltd. (H Shares)	1,000	1,249
Insituform Technologies, Inc. Class A (a)	153,356	3,019,580
Maire Tecnimont SpA	624,000	1,297,710
Midas Holdings Ltd.	1,705,100	581,900
Octav Investments Ltd. (a)	8	2
Orascom Construction Industries SAE GDR	100	5,000
		4,905,441
Electrical Equipment - 2.6%
AstroPower, Inc. (a)	100	0
Cooper Industries Ltd. Class A	1,326,184	38,764,358
Emerson Electric Co.	162,100	5,934,481
Fortune Electric Co. Ltd.	1,921,500	1,735,359
Johnson Electric Holdings Ltd. sponsored ADR	100	170
Lloyd Electric & Engineering Ltd.	147,293	77,733
Neo-Neon Holdings Ltd.	24,838,000	4,876,737
Roper Industries, Inc.	1,807,421	78,460,146
Thomas & Betts Corp. (a)	223,700	5,373,274
Woodward Governor Co.	100	2,302
		135,224,560
Industrial Conglomerates - 0.1%
Hutchison Whampoa Ltd. ADR	100	2,521
Max India Ltd. (a)	2,472,693	5,928,149
		5,930,670
Machinery - 3.5%
3D Systems Corp. (a)	100	794
AGCO Corp. (a)	3,499,247	82,547,237
Bell Equipment Ltd.	30,078	46,357
China Yuchai International Ltd.	100	384
Cummins India Ltd.	100	458
Cummins, Inc.	858,901	22,958,424
Eicher Motors Ltd.	100	488
Energy Recovery, Inc.	100	758
EVA Precision Industrial Holdings Ltd.	8,824,000	697,338
Joy Global, Inc.	61,900	1,416,891
K-Tron International, Inc. (a)	62,700	5,009,730
KCI Konecranes Oyj	100	1,749
Komax Holding AG (Reg.)	100	5,099
Miura Co. Ltd.	155,400	3,854,276
NGK Insulators Ltd.	1,255,000	14,209,560
Nippon Thompson Co. Ltd.	989,000	4,145,685
R. STAHL AG	47,627	1,255,070
Spirax-Sarco Engineering PLC	100	1,344
SPX Corp.	797,832	32,352,088
Thermax Ltd.	100	372
Uzel Makina Sanayi AS	456,690	115,618
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Wabtec Corp.	314,000	$ 12,481,500
Weichai Power Co. Ltd. (H Shares)	2,601,760	4,946,286
		186,047,506
Professional Services - 0.6%
51job, Inc. sponsored ADR (a)	100	616
Administaff, Inc.	730	15,826
JobStreet Corp. Bhd	2,617,600	973,147
Manpower, Inc.	470,835	16,003,682
Michael Page International PLC	100	319
Randstad Holdings NV (d)	586,000	12,015,769
SGS Societe Generale de Surveillance Holding SA (Reg.)	100	104,345
		29,113,704
Road & Rail - 0.6%
CSX Corp.	996,734	32,363,953
Guangshen Railway Co. Ltd. sponsored ADR	100	1,884
Old Dominion Freight Lines, Inc. (a)	100	2,846
		32,368,683
Trading Companies & Distributors - 0.0%
Richelieu Hardware Ltd.	100	1,437
TOTAL INDUSTRIALS		517,186,475
INFORMATION TECHNOLOGY - 15.0%
Communications Equipment - 3.5%
Adtran, Inc.	602,961	8,972,060
Airvana, Inc. (a)	100	612
Alvarion Ltd. (a)	600	2,178
BYD Electronic International Co. Ltd.	100	35
Comtech Telecommunications Corp. (a)(e)	1,842,360	84,416,935
Juniper Networks, Inc. (a)	3,542,484	62,028,895
MIC Electronics Ltd.	1,883,689	1,601,460
Option NV (a)	360	961
Polycom, Inc. (a)	1,912,738	25,841,090
ZTE Corp. (H Shares)	182,000	480,815
		183,345,041
Computers & Peripherals - 0.2%
ASUSTeK Computer, Inc.	2,186,820	2,455,377
Gemalto NV (a)	394,450	9,970,750
Lenovo Group Ltd.	2,000	549
Lenovo Group Ltd. ADR	10,700	58,850
Logitech International SA (a)	56	872
Psion PLC	33	25
		12,486,423
Electronic Equipment & Components - 0.8%
Arrow Electronics, Inc. (a)	104,200	1,963,128
Hana Microelectronics PCL (For. Reg.)	509,400	151,861
Ingenico SA	750,000	11,711,858
Ingenico SA	396,730	6,359,962

	Shares	Value
L-1 Identity Solutions, Inc. (a)	100	$ 674
Lumax International Corp. Ltd.	467,500	550,587
Mellanox Technologies Ltd. (a)	100	786
MTS Systems Corp.	257,143	6,850,290
National Instruments Corp.	19,429	473,290
RadiSys Corp. (a)	16,368	90,515
Trimble Navigation Ltd. (a)	700	15,127
Vishay Intertechnology, Inc. (a)	4,000,644	13,682,202
		41,850,280
Internet Software & Services - 0.9%
Answers Corp. (a)	100	687
Aun Consulting, Inc.	36	9,729
Constant Contact, Inc. (a)	200	2,650
Digital River, Inc. (a)	100	2,480
eBay, Inc. (a)	747,442	10,434,290
F@N Communications, Inc.	325	226,728
GigaMedia Ltd. (a)	1,361,921	7,667,615
INFO Edge India Ltd.	100	848
LBI International AB (a)	82,100	129,844
LoopNet, Inc. (a)	541,997	3,696,420
Rediff.com India Ltd. sponsored ADR (a)	1,100	2,211
Tencent Holdings Ltd.	1,472,200	9,565,772
ValueClick, Inc. (a)	1,103,527	7,548,125
Vocus, Inc. (a)	100	1,821
Web.com, Inc. (a)	43	157
WebMD Health Corp. Class A (a)(d)	262,088	6,182,656
Zix Corp. (a)(d)	861,612	1,025,318
		46,497,351
IT Services - 3.7%
Accenture Ltd. Class A	1,954,022	64,072,381
Affiliated Computer Services, Inc. Class A (a)	1,290,290	59,288,826
Cap Gemini SA	232,400	9,028,876
Ciber, Inc. (a)	1,118,547	5,380,211
Datacash Group PLC	184,200	615,795
DST Systems, Inc. (a)(d)	70,000	2,658,600
Online Resources Corp. (a)	1,074,515	5,093,201
Paracon Holdings Ltd.	32,405	5,686
Paychex, Inc.	135,600	3,563,568
Perot Systems Corp. Class A (a)	3,293,363	45,020,272
WNS Holdings Ltd. sponsored ADR (a)	100	525
Yucheng Technologies Ltd. (a)	100	729
		194,728,670
Office Electronics - 0.2%
Zebra Technologies Corp. Class A (a)	468,425	9,490,291
Semiconductors & Semiconductor Equipment - 1.9%
Advanced Semiconductor Manufacturing Corp. Ltd. (H Shares) (a)	2,000	27
Aixtron AG	700	4,817
Aixtron AG sponsored ADR	100	682
Alliance Semiconductor Corp.	100	50
Altera Corp.	483,378	8,077,246
ARM Holdings PLC sponsored ADR	100	385
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Cree, Inc. (a)	23,558	$ 373,865
Disco Corp. (d)	156,000	3,238,300
Epistar Corp.	3,581,355	3,234,420
Formosa Epitaxy, Inc. (e)	10,277,353	3,684,482
Infineon Technologies AG sponsored ADR (a)	100	140
Intel Corp.	857,800	12,575,348
International Rectifier Corp. (a)	8,400	113,400
Intersil Corp. Class A	1,829,344	16,811,671
KLA-Tencor Corp.	100	2,179
Kontron AG	732,600	7,698,910
Kopin Corp. (a)	100	204
MJC Probe, Inc.	1,212	797
Opto Technology Corp.	5,566,404	1,876,698
PMC-Sierra, Inc. (a)	4,286,430	20,832,050
Richtek Technology Corp.	1,269,845	5,075,506
Samco, Inc.	120	568
Semiconductor Manufacturing International Corp. sponsored ADR (a)	100	211
Seoul Semiconductor Co. Ltd.	250,447	1,814,541
Silicon Laboratories, Inc. (a)	100	2,478
Siliconware Precision Industries Co. Ltd. sponsored ADR	2,346,700	10,466,282
Trio-Tech International	100	180
Varian Semiconductor Equipment Associates, Inc. (a)	100	1,812
Veeco Instruments, Inc. (a)	727,893	4,614,842
		100,502,091
Software - 3.8%
Activision Blizzard, Inc. (a)	2	17
Adobe Systems, Inc. (a)	232,279	4,945,220
Aspen Technology, Inc. (a)	383,550	2,845,941
Autonomy Corp. PLC (a)	1,856,064	26,214,476
Citrix Systems, Inc. (a)	100	2,357
DemandTec, Inc. (a)	38,200	308,274
Digimarc Corp. (a)	28	281
Epicor Software Corp. (a)	495,912	2,380,378
Financial Technologies India Ltd.	78	803
Global Digital Creations Holdings Ltd. (a)	5,052,000	64,532
Kingdee International Software Group Co. Ltd.	15,696,000	1,633,177
Longtop Financial Technologies Ltd. ADR (a)(d)	1,293,762	19,561,681
Manhattan Associates, Inc. (a)	387,385	6,124,557
NDS Group PLC sponsored ADR (a)	62,670	3,593,498
NetDragon WebSoft, Inc.	500	188
NetScout Systems, Inc. (a)	100	862
NetSuite, Inc.	100	844
PROS Holdings, Inc. (a)	100	575
Quality Systems, Inc.	35,220	1,536,296
Salesforce.com, Inc. (a)	100	3,201

	Shares	Value
SAP AG sponsored ADR	100	$ 3,622
Scientific Learning Corp. (a)	100	186
Shanda Interactive Entertainment Ltd. sponsored ADR (a)(d)	2,801,107	90,643,823
Solera Holdings, Inc. (a)	228,126	5,497,837
Streamline Health Solutions, Inc. (a)	100	199
Sybase, Inc. (a)	142,866	3,538,791
Symantec Corp. (a)	1,677,400	22,678,448
Tata Elxsi Ltd.	100	187
Tyler Technologies, Inc. (a)	452,020	5,415,200
Ubisoft Entertainment SA (a)	212,774	4,194,368
Ultimate Software Group, Inc. (a)	100	1,460
VMware, Inc. Class A (a)	100	2,369
Yedang Online Corp. (a)	202,840	1,009,094
		202,202,742
TOTAL INFORMATION TECHNOLOGY		791,102,889
MATERIALS - 4.1%
Chemicals - 1.0%
Advansa Sasa Polyester Sanayi AS (a)	1	0
Asian Paints India Ltd.	174,445	3,219,265
Bayer CropScience Ltd.	25,461	119,268
Calgon Carbon Corp. (a)	100	1,536
FMC Corp.	381,382	17,059,217
Recticel SA	100	571
Sensient Technologies Corp.	1,449,139	34,605,439
		55,005,296
Construction Materials - 0.0%
CRH PLC	1	25
Containers & Packaging - 0.7%
Aptargroup, Inc.	100	3,524
Ball Corp.	813,249	33,823,026
Greif, Inc. Class A	7,400	247,382
		34,073,932
Metals & Mining - 2.4%
Africa Cellular Towers Ltd. (a)	290,317	26,036
Agnico-Eagle Mines Ltd.	211,200	10,895,886
Centerra Gold, Inc. (a)	469,400	1,712,942
Eldorado Gold Corp. (a)	6,749,500	53,532,239
FNX Mining Co., Inc. (a)	100	250
Franco-Nevada Corp.	39,900	697,848
Freeport-McMoRan Copper & Gold, Inc. Class B	612,900	14,979,276
Great Basin Gold Ltd. (a)	3,117,000	4,022,101
Grupo Mexico SA de CV Series B	311	200
IAMGOLD Corp.	3,077,000	19,220,186
Inmet Mining Corp.	100	1,609
Lihir Gold Ltd. (a)	3,500,494	7,697,159
Maharashtra Seamless Ltd.	70,000	215,658
Minefinders Corp. Ltd. (a)	884,600	4,456,808
Northgate Minerals Corp. (a)	12,600	10,563
Shore Gold, Inc. (a)	805,600	297,953
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Xstrata PLC	100	$ 950
Yamana Gold, Inc.	1,198,354	9,307,508
		127,075,172
Paper & Forest Products - 0.0%
Cathay Forest Products Corp. (a)	40,100	9,887
Pope Resources, Inc. LP	100	1,990
		11,877
TOTAL MATERIALS		216,166,302
TELECOMMUNICATION SERVICES - 2.0%
Diversified Telecommunication Services - 2.0%
LG Dacom Corp.	111,840	1,789,799
PT Telkomunikasi Indonesia Tbk sponsored ADR	100	2,507
Verizon Communications, Inc.	3,030,143	102,721,848
		104,514,154
Wireless Telecommunication Services - 0.0%
Telemig Celular Participacoes SA sponsored ADR	61	1,829
TOTAL TELECOMMUNICATION SERVICES		104,515,983
UTILITIES - 0.5%
Independent Power Producers & Energy Traders - 0.4%
Calpine Corp. (a)	2,555,391	18,603,246
PTC India Ltd.	100	143
		18,603,389
Multi-Utilities - 0.1%
Sempra Energy	128,900	5,495,007
Water Utilities - 0.0%
Cadiz, Inc. (a)	100	1,251
Eastern Water Resources Development & Management PCL (For.Reg.)	100	9
		1,260
TOTAL UTILITIES		24,099,656
TOTAL COMMON STOCKS (Cost $6,167,990,559)		5,035,056,143
Nonconvertible Preferred Stocks - 0.0%
	Shares	Value
CONSUMER DISCRETIONARY - 0.0%
Household Durables - 0.0%
Fedders Corp. Series A, 8.60% (a) (Cost $119)	5	$ 0
Nonconvertible Bonds - 0.5%
	Principal Amount
CONSUMER DISCRETIONARY - 0.0%
Specialty Retail - 0.0%
GSC Holdings Corp./Gamestop, Inc. 8% 10/1/12	$ 695,000	639,400
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Southwestern Energy Co. 7.5% 2/1/18 (f)	8,005,000	7,044,400
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Sun Healthcare Group, Inc. 9.125% 4/15/15	2,025,000	1,802,250
MATERIALS - 0.4%
Containers & Packaging - 0.4%
Crown Americas LLC/Crown Americas Capital Corp. 7.75% 11/15/15	6,975,000	6,905,250
Owens-Brockway Glass Container, Inc. 8.25% 5/15/13	11,070,000	10,765,575
		17,670,825
TOTAL NONCONVERTIBLE BONDS (Cost $26,098,733)		27,156,875
Money Market Funds - 7.7%
	Shares	Value
Fidelity Cash Central Fund, 1.06% (b)	204,087,499	$ 204,087,499
Fidelity Securities Lending Cash Central Fund, 0.87% (b)(c)	203,836,932	203,836,932
TOTAL MONEY MARKET FUNDS (Cost $407,924,431)		407,924,431
TOTAL INVESTMENT PORTFOLIO - 103.8% (Cost $6,602,013,842)		5,470,137,449
NET OTHER ASSETS - (3.8)%		(202,207,612)
NET ASSETS - 100%		$ 5,267,929,837
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $7,168,254 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,476,779
Fidelity Securities Lending Cash Central Fund	7,274,895
Total	$ 11,751,674
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aeropostale, Inc.	$ -	$ 68,445,019	$ -	$ -	$ 55,532,120
American Dental Partners, Inc.	7,236,454	-	6,546,110	-	-
ATMI, Inc.	22,212,123	36,227,521	43,847,861	-	-
Capitol Bancorp Ltd.	14,797,717	4,667,283	15,416,926	287,845	-
Comtech Telecommunications Corp.	-	89,087,164	-	-	84,416,935
Formosa Epitaxy, Inc.	3,308,541	8,813,719	-	89,200	3,684,482
Fuel Systems Solutions, Inc.	14,460,222	32,531,151	31,705,798	-	40,714,128
Fuel Tech, Inc.	9,661,040	18,967,815	6,829,610	-	-
Gentex Corp.	175,194,768	8,606,175	144,672,102	2,945,705	-
Harvard Bioscience, Inc.	8,787,532	-	166,444	-	4,989,354
Hawk Corp. Class A	4,682,587	6,284,246	10,564,296	-	-
Hot Topic, Inc.	14,165,636	3,152,819	15,108,941	-	-
Interactive Intelligence, Inc.	-	21,362,646	12,381,257	-	-
Netflix, Inc.	2,662	133,823,781	-	-	145,464,826
Newpark Resources, Inc.	44,407,799	5,583,036	23,547,067	-	20,431,785
Online Resources Corp.	11,137,655	7,126,914	4,459,127	-	-
Parker Drilling Co.	61,102,482	5,094,503	33,643,837	-	-
PowerSecure International, Inc.	10,725,818	8,008,541	9,408,867	-	-
Sangamo Biosciences, Inc.	43,711,633	692,011	27,250,383	-	-
U.S. Physical Therapy, Inc.	-	19,096,404	11,124,404	-	-
Total	$ 445,594,669	$ 477,570,748	$ 396,673,030	$ 3,322,750	$ 355,233,630
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 5,470,137,449	$ 4,872,793,959	$ 597,153,552	$ 189,938
The following is a reconciliation of assets for which Level 3 inputs were used in determining value:
Investments in Securities
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(1,638,806)
Cost of Purchases	1,971
Proceeds of Sales	-
Amortization/Accretion	-
Transfer in/out of Level 3	1,826,773
Ending Balance	$ 189,938

The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	80.7%
Japan	5.5%
Bermuda	3.1%
China	2.2%
Canada	2.0%
Cayman Islands	1.3%
Others (individually less than 1%)	5.2%
100.0%
Income Tax Information
At December 31, 2008, the fund had a capital loss carryforward of approximately $603,016,473 all of which will expire on December 31, 2016.
The fund intends to elect to defer to its fiscal year ending December 31, 2009 approximately $546,563,416 of losses recognized during the period November 1, 2008 to December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value (including securities loaned of $203,783,624) - See accompanying schedule: Unaffiliated issuers (cost $5,813,233,305)	$ 4,706,979,388
Fidelity Central Funds (cost $407,924,431)	407,924,431
Other affiliated issuers (cost $380,856,106)	355,233,630
Total Investments (cost $6,602,013,842)		$ 5,470,137,449
Foreign currency held at value (cost $1,415,988)		1,415,121
Receivable for investments sold		39,592,948
Receivable for fund shares sold		2,847,603
Dividends receivable		5,800,799
Interest receivable		482,460
Distributions receivable from Fidelity Central Funds		472,753
Prepaid expenses		66,338
Other receivables		279,018
Total assets		5,521,094,489

Liabilities
Payable to custodian bank	$ 1,349,622
Payable for investments purchased	38,345,965
Payable for fund shares redeemed	5,788,751
Accrued management fee	2,355,825
Distribution fees payable	776,754
Other affiliated payables	374,970
Other payables and accrued expenses	335,833
Collateral on securities loaned, at value	203,836,932
Total liabilities		253,164,652

Net Assets		$ 5,267,929,837
Net Assets consist of:
Paid in capital		$ 7,630,056,391
Undistributed net investment income		3,349,485
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,233,567,787)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,131,908,252)
Net Assets		$ 5,267,929,837

Statement of Assets and Liabilities - continued

December 31, 2008

Initial Class: Net Asset Value, offering price and redemption price per share ($809,243,377 ÷ 43,918,387 shares)	$ 18.43

Service Class: Net Asset Value, offering price and redemption price per share ($573,499,095 ÷ 31,284,781 shares)	$ 18.33

Service Class 2: Net Asset Value, offering price and redemption price per share ($3,721,868,078 ÷ 205,387,084 shares)	$ 18.12

Investor Class: Net Asset Value, offering price and redemption price per share ($163,319,287 ÷ 8,886,131 shares)	$ 18.38

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2008

Investment Income
Dividends (including $3,322,750 earned from other affiliated issuers)		$ 77,229,165
Interest		455,253
Income from Fidelity Central Funds (including $7,274,895 from security lending)		11,751,674
Total income		89,436,092

Expenses
Management fee	$ 41,041,312
Transfer agent fees	5,283,272
Distribution fees	13,392,502
Accounting and security lending fees	1,253,892
Custodian fees and expenses	935,610
Independent trustees' compensation	35,598
Registration fees	10,532
Audit	97,217
Legal	44,544
Interest	11,273
Miscellaneous	1,244,437
Total expenses before reductions	63,350,189
Expense reductions	(736,287)	62,613,902
Net investment income (loss)		26,822,190
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $411,495)	(1,139,344,561)
Other affiliated issuers	(80,015,960)
Foreign currency transactions	(1,432,566)
Total net realized gain (loss)		(1,220,793,087)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $2,267,785)	(2,282,711,094)
Assets and liabilities in foreign currencies	6,100
Total change in net unrealized appreciation (depreciation)		(2,282,704,994)
Net gain (loss)		(3,503,498,081)
Net increase (decrease) in net assets resulting from operations		$ (3,476,675,891)

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 26,822,190	$ 33,646,776
Net realized gain (loss)	(1,220,793,087)	1,218,822,549
Change in net unrealized appreciation (depreciation)	(2,282,704,994)	(119,015,562)
Net increase (decrease) in net assets resulting from operations	(3,476,675,891)	1,133,453,763
Distributions to shareholders from net investment income	(21,746,451)	(49,819,296)
Distributions to shareholders from net realized gain	(1,220,206,564)	(699,942,265)
Total distributions	(1,241,953,015)	(749,761,561)
Share transactions - net increase (decrease)	1,119,979,992	1,173,875,631
Total increase (decrease) in net assets	(3,598,648,914)	1,557,567,833

Net Assets
Beginning of period	8,866,578,751	7,309,010,918
End of period (including undistributed net investment income of $3,349,485 and $8,809,026, respectively)	$ 5,267,929,837	$ 8,866,578,751

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 36.16	$ 34.77	$ 35.11	$ 30.18	$ 24.16
Income from Investment Operations
Net investment income (loss) C	.14	.21	.19	.16 F	.01
Net realized and unrealized gain (loss)	(12.75)	4.80	3.93	5.28	6.01
Total from investment operations	(12.61)	5.01	4.12	5.44	6.02
Distributions from net investment income	(.13)	(.33)	(.13)	-	-
Distributions from net realized gain	(4.99)	(3.29)	(4.33)	(.51)	-
Total distributions	(5.12)	(3.62)	(4.46)	(.51)	-
Net asset value, end of period	$ 18.43	$ 36.16	$ 34.77	$ 35.11	$ 30.18
Total Return A,B	(39.44)%	15.63%	12.70%	18.30%	24.92%
Ratios to Average Net Assets D,G
Expenses before reductions	.68%	.67%	.68%	.69%	.71%
Expenses net of fee waivers, if any	.68%	.67%	.68%	.69%	.71%
Expenses net of all reductions	.67%	.66%	.66%	.64%	.68%
Net investment income (loss)	.55%	.59%	.58%	.50% F	.03%
Supplemental Data
Net assets, end of period (000 omitted)	$ 809,243	$ 1,532,407	$ 1,352,385	$ 1,276,302	$ 979,533
Portfolio turnover rate E	145%	113%	149%	107%	55%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .36%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 35.98	$ 34.59	$ 34.95	$ 30.07	$ 24.10
Income from Investment Operations
Net investment income (loss)C	.12	.17	.16	.12 F	(.02)
Net realized and unrealized gain (loss)	(12.68)	4.77	3.91	5.27	5.99
Total from investment operations	(12.56)	4.94	4.07	5.39	5.97
Distributions from net investment income	(.10)	(.26)	(.10)	-	-
Distributions from net realized gain	(4.99)	(3.29)	(4.33)	(.51)	-
Total distributions	(5.09)	(3.55)	(4.43)	(.51)	-
Net asset value, end of period	$ 18.33	$ 35.98	$ 34.59	$ 34.95	$ 30.07
Total Return A,B	(39.51)%	15.49%	12.59%	18.20%	24.77%
Ratios to Average Net Assets D,G
Expenses before reductions	.78%	.76%	.78%	.79%	.81%
Expenses net of fee waivers, if any	.78%	.76%	.78%	.79%	.81%
Expenses net of all reductions	.77%	.75%	.76%	.74%	.78%
Net investment income (loss)	.45%	.49%	.48%	.40% F	(.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 573,499	$ 1,138,873	$ 1,091,396	$ 990,561	$ 819,412
Portfolio turnover rate E	145%	113%	149%	107%	55%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .26%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 35.63	$ 34.25	$ 34.67	$ 29.88	$ 23.98
Income from Investment Operations
Net investment income (loss) C	.08	.12	.11	.08 F	(.06)
Net realized and unrealized gain (loss)	(12.53)	4.73	3.87	5.22	5.96
Total from investment operations	(12.45)	4.85	3.98	5.30	5.90
Distributions from net investment income	(.07)	(.18)	(.07)	-	-
Distributions from net realized gain	(4.99)	(3.29)	(4.33)	(.51)	-
Total distributions	(5.06)	(3.47)	(4.40)	(.51)	-
Net asset value, end of period	$ 18.12	$ 35.63	$ 34.25	$ 34.67	$ 29.88
Total Return A,B	(39.61)%	15.34%	12.40%	18.02%	24.60%
Ratios to Average Net Assets D,G
Expenses before reductions	.93%	.91%	.93%	.94%	.96%
Expenses net of fee waivers, if any	.93%	.91%	.93%	.94%	.96%
Expenses net of all reductions	.92%	.90%	.91%	.89%	.93%
Net investment income (loss)	.30%	.34%	.33%	.26% F	(.22)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,721,868	$ 5,939,927	$ 4,701,583	$ 3,542,952	$ 2,201,298
Portfolio turnover rate E	145%	113%	149%	107%	55%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .11%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Investor Class

Years ended December 31,

2008

2007

2006

2005 I

Selected Per-Share Data
Net asset value, beginning of period	$ 36.07	$ 34.69	$ 35.08	$ 31.81
Income from Investment Operations
Net investment income (loss)E	.12	.17	.15	.07 H
Net realized and unrealized gain (loss)	(12.71)	4.78	3.93	3.20
Total from investment operations	(12.59)	4.95	4.08	3.27
Distributions from net investment income	(.11)	(.28)	(.14)	-
Distributions from net realized gain	(4.99)	(3.29)	(4.33)	-
Total distributions	(5.10)	(3.57)	(4.47)	-
Net asset value, end of period	$ 18.38	$ 36.07	$ 34.69	$ 35.08
Total Return B,C,D	(39.50)%	15.46%	12.59%	10.28%
Ratios to Average Net Assets F,J
Expenses before reductions	.77%	.78%	.80%	.86% A
Expenses net of fee waivers, if any	.77%	.78%	.80%	.86% A
Expenses net of all reductions	.76%	.77%	.78%	.80% A
Net investment income (loss)	.46%	.47%	.45%	.45% A,H
Supplemental Data
Net assets, end of period (000 omitted)	$ 163,319	$ 255,371	$ 163,646	$ 50,760
Portfolio turnover rate G	145%	113%	149%	107%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .17%.

I For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2008

1. Organization.

VIP Mid Cap Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of December 31, 2008, for the Fund's investments,as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 273,191,487
Unrealized depreciation	(1,489,049,809)
Net unrealized appreciation (depreciation)	(1,215,858,322)
Undistributed ordinary income	3,311,659
Capital loss carryforward	(603,016,473)

Cost for federal income tax purposes	$ 6,685,995,771

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007
Ordinary Income	$ 349,417,151	$ 58,539,330
Long-term Capital Gains	892,535,864	691,222,231
Total	$ 1,241,953,015	$ 749,761,561

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $10,513,187,332 and $10,758,488,953, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 878,866
Service Class 2	12,513,636
$ 13,392,502

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. Prior to February 1, 2008, Investor Class paid a monthly asset-based transfer agent fee of .18% of average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 858,328
Service Class	606,883
Service Class 2	3,452,739
Investor Class	365,322
$ 5,283,272

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $121,143 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 31,599,500	1.17%	$ 10,271

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $16,165 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $5,200,000. The weighted average interest rate was 2.31%. The interest expense amounted to $1,002 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

Annual Report

Notes to Financial Statements - continued

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $727,514 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $8,773.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, one unaffiliated shareholder was the owner of record of 30% of the total outstanding shares of the Fund.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $294,635, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2008	2007
From net investment income
Initial Class	$ 5,464,109	$ 13,262,664
Service Class	3,078,295	8,227,860
Service Class 2	12,335,314	26,696,438
Investor Class	868,733	1,632,334
Total	$ 21,746,451	$ 49,819,296
From net realized gain
Initial Class	$ 206,531,480	$ 125,996,335
Service Class	153,533,231	103,566,860
Service Class 2	825,115,604	454,282,632
Investor Class	35,026,249	16,096,438
Total	$ 1,220,206,564	$ 699,942,265

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2008	2007	2008	2007
Initial Class
Shares sold	6,860,401	8,112,889	$ 173,479,709	$ 283,095,755
Reinvestment of distributions	7,762,568	4,280,599	211,995,589	139,259,000
Shares redeemed	(13,087,697)	(8,903,551)	(310,728,896)	(308,815,926)
Net increase (decrease)	1,535,272	3,489,937	$ 74,746,402	$ 113,538,829

Annual Report

13. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2008	2007	2008	2007
Service Class
Shares sold	2,527,386	2,498,817	$ 63,369,313	$ 86,035,585
Reinvestment of distributions	5,749,302	3,458,721	156,611,526	111,794,720
Shares redeemed	(8,641,709)	(5,858,959)	(222,601,125)	(203,068,355)
Net increase (decrease)	(365,021)	98,579	$ (2,620,286)	$ (5,238,050)
Service Class 2
Shares sold	34,184,754	29,527,552	$ 818,444,462	$ 1,020,600,546
Reinvestment of distributions	31,025,325	15,036,557	837,450,918	480,979,070
Shares redeemed	(26,541,656)	(15,103,020)	(666,646,681)	(516,758,235)
Net increase (decrease)	38,668,423	29,461,089	$ 989,248,699	$ 984,821,381
Investor Class
Shares sold	2,706,779	2,356,461	$ 73,907,310	$ 81,597,139
Reinvestment of distributions	1,317,060	545,994	35,894,982	17,728,772
Shares redeemed	(2,217,377)	(540,670)	(51,197,115)	(18,572,440)
Net increase (decrease)	1,806,462	2,361,785	$ 58,605,177	$ 80,753,471

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and the Shareholders of VIP Mid Cap Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Mid Cap Portfolio (a fund of Variable Insurance Products Fund III) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Mid Cap Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 20, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 380 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1994
Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-
2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-
2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-
present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

Initial Class, Service Class, Service Class 2 and Investor Class designate 5% and 100% of the dividends distributed in February 2008 and December 2008, respectively, as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	480,138,920.96	96.024
Withheld	19,882,478.12	3.976
TOTAL	500,021,399.08	100.000
Dennis J. Dirks
Affirmative	480,832,679.07	96.162
Withheld	19,188,720.01	3.838
TOTAL	500,021,399.08	100.000
Edward C. Johnson 3d
Affirmative	479,672,501.64	95.930
Withheld	20,348,897.44	4.070
TOTAL	500,021,399.08	100.000
Alan J. Lacy
Affirmative	480,855,085.66	96.167
Withheld	19,166,313.42	3.833
TOTAL	500,021,399.08	100.000
Ned C. Lautenbach
Affirmative	480,466,203.36	96.089
Withheld	19,555,195.72	3.911
TOTAL	500,021,399.08	100.000
Joseph Mauriello
Affirmative	480,901,405.05	96.176
Withheld	19,119,994.03	3.824
TOTAL	500,021,399.08	100.000
Cornelia M. Small
Affirmative	480,874,313.41	96.171
Withheld	19,147,085.67	3.829
TOTAL	500,021,399.08	100.000
William S. Stavropoulos
Affirmative	479,991,012.37	95.994
Withheld	20,030,386.71	4.006
TOTAL	500,021,399.08	100.000
David M. Thomas
Affirmative	480,965,859.46	96.189
Withheld	19,055,539.62	3.811
TOTAL	500,021,399.08	100.000
Michael E. Wiley
Affirmative	480,787,761.45	96.153
Withheld	19,233,637.63	3.847
TOTAL	500,021,399.08	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	414,160,662.88	82.829
Against	56,091,624.37	11.217
Abstain	29,769,111.83	5.954
TOTAL	500,021,399.08	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Mid Cap Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Mid Cap Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the first quartile for all the periods shown. The Board also stated that the investment performance of Initial Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Mid Cap Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VIPMID-ANN-0209
1.735273.109

Fidelity® Variable Insurance Products:
Value Strategies Portfolio

Annual Report

December 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Past 5 years	Life of fund A
VIP Value Strategies - Initial Class	-51.12%	-6.78%	-1.86%
VIP Value Strategies - Service Class B	-51.17%	-6.88%	-1.96%
VIP Value Strategies - Service Class 2 C	-51.28%	-7.02%	-2.02%
VIP Value Strategies - Investor Class D	-51.20%	-6.87%	-1.93%

A From February 20, 2002.

B Performance of Service Class shares reflects an asset-based service fee (12b-1 fee).

C Performance of Service Class 2 shares reflects an asset-based service fee (12b-1 fee).

D The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Value Strategies Portfolio - Initial Class on February 20, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Matthew Friedman, Portfolio Manager of VIP Value Strategies Portfolio

By year-end 2008, the vicious credit crisis sparked in the U.S. had spread like wildfire across the world's capital markets, stunting global growth, toppling commodity prices, changing the face of the global financial system and chasing risk-averse investors toward the sidelines. The U.S. equity markets, as measured by the Dow Jones Industrial AverageSM and Standard & Poor's 500SM Index, fell hard as a result, declining 31.93% and 37.00%, respectively, while the technology-laden NASDAQ Composite® Index slid 40.03%. Foreign market stocks saw an even sharper decline, as illustrated by the 43.28% loss of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. A generally stronger U.S. dollar also held back returns for U.S. investors in foreign equities. Emerging-markets stocks - the global performance leader only a year ago - fell harder still, dropping 53.18%, as measured by the MSCI Emerging Markets Index. The only clear winners during the past year were assets backed by the U.S. government, as investors fled from risk. Thus, the Barclays Capital U.S. Treasury Bond Index climbed 13.74% for the year, while the Barclays Capital U.S. Aggregate Bond Index - a broader measure of the U.S. investment-grade bond universe - gained a more modest 5.24%. By contrast, high-yield bonds bore the brunt of investors' increasing wariness over risk, as expressed by the Merrill Lynch® U.S. High Yield Master II Constrained Index's drop of 26.11%. The emerging-markets bond category also felt the shock of investors' risk-averse sentiment, with the JPMorgan Emerging Markets Bond Index (EMBI) Global falling 10.91%. Meanwhile, the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - eked out a 1.69% gain.

During the past year, the fund significantly underperformed the 38.44% loss posted by the Russell Midcap® Value Index. (For specific portfolio results, please refer to the performance section of this report.) Financial stocks were a big factor behind the fund's relative underperformance, including out-of-index holdings in housing lender Fannie Mae, asset manager Fortress Investment Group, buyout firm KKR Financial Holdings and investment banking firm Lehman Brothers, as well as real estate stocks and index components General Growth Properties and CB Richard Ellis Group. In the energy area, underweighting large oil producer Hess was costly early on, while within information technology, a non-index holding in silicon metal producer Globe Specialty Metals performed poorly. Elsewhere, poor stock selection in materials hurt, especially not owning index component U.S. Steel during the first half of the period, as did weak picks in health care and software/services. Lastly, market and stock selection in industrials and utilities also detracted. On the positive side, several energy stocks contributed, including overweighting Petrohawk Energy in the first half of the period, underweighting Forest Oil amid the summer slide in natural gas prices and not owning natural gas land-rig manufacturer and index component Nabors Industries. Within pharmaceuticals, a position in Alpharma boosted performance, while in consumer services, tax preparer H&R Block was a positive. Neither stock was found in the index. Underweighting ProLogis in the real estate area and not owning benchmark component Ford Motor enhanced the fund's relative return as well. Some of the stocks I've mentioned in this report were no longer held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Initial Class	.73%
Actual		$ 1,000.00	$ 572.00	$ 2.88
HypotheticalA		$ 1,000.00	$ 1,021.47	$ 3.71
Service Class	.83%
Actual		$ 1,000.00	$ 571.60	$ 3.28
HypotheticalA		$ 1,000.00	$ 1,020.96	$ 4.22
Service Class 2.98%
Actual		$ 1,000.00	$ 570.90	$ 3.87
HypotheticalA		$ 1,000.00	$ 1,020.21	$ 4.98
Investor Class	.83%
Actual		$ 1,000.00	$ 571.40	$ 3.28
HypotheticalA		$ 1,000.00	$ 1,020.96	$ 4.22

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
GeoEye, Inc.	1.3	0.6
Everest Re Group Ltd.	1.2	0.5
Bank of New York Mellon Corp.	1.1	0.0
Wachovia Corp.	1.1	0.4
State Street Corp.	1.0	0.2
Corporate Office Properties Trust (SBI)	1.0	0.4
DealerTrack Holdings, Inc.	0.9	0.3
ACE Ltd.	0.9	0.0
Emeritus Corp.	0.9	0.3
Denbury Resources, Inc.	0.9	0.3
	10.3
Top Five Market Sectors as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.5	17.4
Consumer Discretionary	18.1	16.7
Industrials	17.0	15.4
Information Technology	14.4	14.7
Health Care	7.3	6.2
Asset Allocation (% of fund's net assets)
As of December 31, 2008*		As of June 30, 2008**
	Stocks 99.2%	Stocks 100.1%
	Bonds 0.2%	Bonds 0.0%
	Short-Term Investments and Net Other Assets 0.6%	Short-Term Investments and Net Other Assets (0.1)%†
* Foreign investments	16.1%	** Foreign investments	18.6%
† Short-Term Investments and Net Other Assets are not included in pie chart.

Annual Report

Investments December 31, 2008

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
CONSUMER DISCRETIONARY - 17.8%
Auto Components - 1.7%
BorgWarner, Inc.	52,100	$ 1,134,217
Federal-Mogul Corp. Class A (a)	78,400	331,632
Johnson Controls, Inc.	67,100	1,218,536
The Goodyear Tire & Rubber Co. (a)	97,300	580,881
		3,265,266
Automobiles - 0.2%
Renault SA	15,700	411,654
Diversified Consumer Services - 1.2%
H&R Block, Inc.	56,700	1,288,224
Hillenbrand, Inc.	40,994	683,780
Princeton Review, Inc. (a)	72,285	356,365
		2,328,369
Hotels, Restaurants & Leisure - 2.1%
Burger King Holdings, Inc.	45,200	1,079,376
Darden Restaurants, Inc.	48,500	1,366,730
McCormick & Schmick's Seafood Restaurants (a)	52,200	209,844
Starwood Hotels & Resorts Worldwide, Inc.	16,200	289,980
Vail Resorts, Inc. (a)(d)	21,494	571,740
WMS Industries, Inc. (a)	17,100	459,990
		3,977,660
Household Durables - 4.2%
Black & Decker Corp.	21,700	907,277
Centex Corp.	88,000	936,320
Ethan Allen Interiors, Inc.	40,700	584,859
Mohawk Industries, Inc. (a)	12,000	515,640
Newell Rubbermaid, Inc.	80,700	789,246
Pulte Homes, Inc. (d)	122,700	1,341,111
Stanley Furniture Co., Inc.	40,100	317,592
The Stanley Works	32,500	1,108,250
Whirlpool Corp. (d)	34,375	1,421,406
		7,921,701
Leisure Equipment & Products - 0.2%
Brunswick Corp.	97,900	412,159
Media - 1.9%
Ascent Media Corp. (a)	6,100	133,224
Discovery Communications, Inc. (a)	49,600	702,336
DISH Network Corp. Class A (a)	54,500	604,405
Grupo Televisa SA de CV (CPO) sponsored ADR	63,100	942,714
Lamar Advertising Co. Class A (a)	1,100	13,816
Liberty Media Corp. - Capital Series A (a)	138,300	651,393
Virgin Media, Inc. (d)	111,600	556,884
		3,604,772
Multiline Retail - 0.3%
Tuesday Morning Corp. (a)	313,581	511,137
Specialty Retail - 5.5%
Abercrombie & Fitch Co. Class A	40,300	929,721

	Shares	Value
Advance Auto Parts, Inc.	13,000	$ 437,450
American Eagle Outfitters, Inc.	22,300	208,728
AnnTaylor Stores Corp. (a)	50,400	290,808
Asbury Automotive Group, Inc.	157,059	717,760
Bed Bath & Beyond, Inc. (a)	800	20,336
Best Buy Co., Inc.	200	5,622
Group 1 Automotive, Inc. (d)	73,224	788,622
J. Crew Group, Inc. (a)	16,647	203,093
Jos. A. Bank Clothiers, Inc. (a)(d)	14,942	390,733
Lowe's Companies, Inc.	50,200	1,080,304
MarineMax, Inc. (a)	44,500	150,855
OfficeMax, Inc.	137,783	1,052,662
PetSmart, Inc.	36,800	678,960
Sherwin-Williams Co.	10,600	633,350
Shoe Carnival, Inc. (a)	1,900	18,145
Sonic Automotive, Inc. Class A (sub. vtg.) (d)	124,234	494,451
Staples, Inc.	60,700	1,087,744
Talbots, Inc. (d)	26,700	63,813
The Men's Wearhouse, Inc.	47,868	648,133
Tween Brands, Inc. (a)	91,000	393,120
		10,294,410
Textiles, Apparel & Luxury Goods - 0.5%
Hanesbrands, Inc. (a)	65,200	831,300
Heelys, Inc.	44,955	102,048
		933,348
TOTAL CONSUMER DISCRETIONARY		33,660,476
CONSUMER STAPLES - 1.8%
Beverages - 0.0%
Molson Coors Brewing Co. Class B	100	4,892
Food & Staples Retailing - 0.6%
CVS Caremark Corp.	15,900	456,966
Winn-Dixie Stores, Inc. (a)	43,970	707,917
		1,164,883
Food Products - 1.0%
Cermaq ASA	106,900	413,948
Global Bio-Chem Technology Group Co. Ltd.	482,000	77,585
Leroy Seafood Group ASA (d)	41,600	278,521
Lighthouse Caledonia ASA	171,726	19,749
Marine Harvest ASA (a)(d)	2,495,000	384,782
Ralcorp Holdings, Inc. (a)	6,700	391,280
Tyson Foods, Inc. Class A	43,700	382,812
		1,948,677
Household Products - 0.2%
Energizer Holdings, Inc. (a)	6,300	341,082
Personal Products - 0.0%
Estee Lauder Companies, Inc. Class A	800	24,768
TOTAL CONSUMER STAPLES		3,484,302
Common Stocks - continued
	Shares	Value
ENERGY - 6.9%
Energy Equipment & Services - 1.2%
National Oilwell Varco, Inc. (a)	24,500	$ 598,780
Rowan Companies, Inc.	32,500	516,750
Weatherford International Ltd. (a)	62,100	671,922
Willbros Group, Inc. (a)	45,400	384,538
		2,171,990
Oil, Gas & Consumable Fuels - 5.7%
Boardwalk Pipeline Partners, LP	18,213	323,827
Cabot Oil & Gas Corp.	55,992	1,455,792
Canadian Natural Resources Ltd.	20,400	817,375
Comstock Resources, Inc. (a)	13,700	647,325
Concho Resources, Inc. (a)	24,600	561,372
Copano Energy LLC	22,688	264,769
Denbury Resources, Inc. (a)	157,742	1,722,543
Energy Transfer Equity LP	71,000	1,150,910
Hess Corp.	18,200	976,248
Petrohawk Energy Corp. (a)	94,170	1,471,877
Plains Exploration & Production Co. (a)	24,800	576,352
Ultra Petroleum Corp. (a)	25,500	880,005
		10,848,395
TOTAL ENERGY		13,020,385
FINANCIALS - 21.6%
Capital Markets - 4.1%
AllianceBernstein Holding LP	20,000	415,800
Bank of New York Mellon Corp.	73,554	2,083,785
Cohen & Steers, Inc.	11,000	120,890
EFG International	40,986	730,738
FCStone Group, Inc. (a)	68,457	303,265
Fortress Investment Group LLC (d)	210,816	210,816
GFI Group, Inc.	39,200	138,768
Julius Baer Holding Ltd.	20,718	801,130
State Street Corp.	47,000	1,848,510
Waddell & Reed Financial, Inc. Class A	67,600	1,045,096
		7,698,798
Commercial Banks - 2.8%
Associated Banc-Corp. (d)	65,300	1,366,729
Fifth Third Bancorp	51,868	428,430
Sumitomo Mitsui Financial Group, Inc.	38	171,188
UCBH Holdings, Inc.	180,602	1,242,542
Wachovia Corp.	356,500	1,975,010
		5,183,899
Consumer Finance - 1.2%
Capital One Financial Corp.	48,600	1,549,854
Discover Financial Services	81,168	773,531
		2,323,385
Diversified Financial Services - 1.9%
Bank of America Corp.	65,450	921,536

	Shares	Value
CIT Group, Inc. (d)	216,280	$ 981,911
JPMorgan Chase & Co.	53,300	1,680,549
		3,583,996
Insurance - 5.8%
ACE Ltd.	33,300	1,762,236
Allied World Assurance Co. Holdings Ltd.	23,000	933,800
Aon Corp.	10,600	484,208
Argo Group International Holdings, Ltd. (a)	41,327	1,401,812
Axis Capital Holdings Ltd.	6,300	183,456
Everest Re Group Ltd.	29,600	2,253,744
Loews Corp.	8,700	245,775
MetLife, Inc.	38,200	1,331,652
PartnerRe Ltd.	20,200	1,439,654
W.R. Berkley Corp.	24,300	753,300
XL Capital Ltd. Class A	63,800	236,060
		11,025,697
Real Estate Investment Trusts - 4.9%
Alexandria Real Estate Equities, Inc.	22,599	1,363,624
Big Yellow Group PLC	26,500	93,504
Camden Property Trust (SBI)	12,600	394,884
CapitalSource, Inc. (d)	198,714	918,059
CBL & Associates Properties, Inc.	19,850	129,025
Corporate Office Properties Trust (SBI)	58,700	1,802,090
Developers Diversified Realty Corp. (d)	55,996	273,260
General Growth Properties, Inc.	76,800	99,072
Home Properties, Inc.	3,200	129,920
Potlatch Corp.	51,400	1,336,914
ProLogis Trust	28,500	395,865
Public Storage	12,375	983,813
SL Green Realty Corp.	4,100	106,190
Tanger Factory Outlet Centers, Inc. (d)	29,200	1,098,504
The Macerich Co. (d)	11,100	201,576
		9,326,300
Real Estate Management & Development - 0.9%
CB Richard Ellis Group, Inc. Class A (a)	167,100	721,872
Forestar Group, Inc. (a)	38,200	363,664
Jones Lang LaSalle, Inc.	3,600	99,720
The St. Joe Co. (a)(d)	22,700	552,064
		1,737,320
Thrifts & Mortgage Finance - 0.0%
Washington Mutual, Inc.	182,857	3,931
TOTAL FINANCIALS		40,883,326
HEALTH CARE - 7.3%
Biotechnology - 0.4%
GTx, Inc. (a)(d)	51,127	860,979
Health Care Equipment & Supplies - 1.1%
Covidien Ltd.	23,950	867,948
I-Flow Corp. (a)	16,000	76,800
Kinetic Concepts, Inc. (a)	4,500	86,310
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Orthofix International NV (a)	55,000	$ 843,150
RTI Biologics, Inc. (a)	47,400	130,824
		2,005,032
Health Care Providers & Services - 3.3%
Brookdale Senior Living, Inc.	108,592	605,943
Capital Senior Living Corp. (a)	103,725	309,101
Community Health Systems, Inc. (a)	38,800	565,704
Emeritus Corp. (a)(d)	174,756	1,752,803
HealthSouth Corp. (a)	26,100	286,056
Henry Schein, Inc. (a)	8,842	324,413
McKesson Corp.	8,000	309,840
Universal Health Services, Inc. Class B	26,800	1,006,876
VCA Antech, Inc. (a)	52,300	1,039,724
		6,200,460
Health Care Technology - 0.2%
IMS Health, Inc.	24,900	377,484
Life Sciences Tools & Services - 0.5%
AMAG Pharmaceuticals, Inc. (a)	25,700	921,345
Pharmaceuticals - 1.8%
Allergan, Inc.	25,000	1,008,000
Elan Corp. PLC sponsored ADR (a)	22,200	133,200
Sepracor, Inc. (a)	73,800	810,324
Teva Pharmaceutical Industries Ltd. sponsored ADR	13,500	574,695
XenoPort, Inc. (a)	36,800	922,944
		3,449,163
TOTAL HEALTH CARE		13,814,463
INDUSTRIALS - 17.0%
Aerospace & Defense - 0.6%
Heico Corp. Class A	37,100	1,074,416
Building Products - 1.4%
Masco Corp.	118,500	1,318,905
Owens Corning (a)	75,200	1,300,960
		2,619,865
Commercial Services & Supplies - 4.1%
ACCO Brands Corp. (a)	115,949	400,024
Cenveo, Inc. (a)	92,293	410,704
Consolidated Graphics, Inc. (a)	31,530	713,839
EnergySolutions, Inc.	245,549	1,387,352
GeoEye, Inc. (a)	122,100	2,347,981
R.R. Donnelley & Sons Co.	87,700	1,190,966
Republic Services, Inc.	50,920	1,262,307
		7,713,173
Construction & Engineering - 1.8%
Great Lakes Dredge & Dock Corp.	127,040	527,216
MYR Group, Inc. (a)(e)	63,900	639,000

	Shares	Value
MYR Group, Inc. (a)	64,500	$ 645,000
Shaw Group, Inc. (a)	3,600	73,692
URS Corp. (a)	37,036	1,509,958
		3,394,866
Electrical Equipment - 2.5%
Acuity Brands, Inc.	26,400	921,624
Cooper Industries Ltd. Class A	45,500	1,329,965
Energy Conversion Devices, Inc. (a)	3,400	85,714
First Solar, Inc. (a)	800	110,368
SolarWorld AG (d)	16,200	353,606
Sunpower Corp. Class B (a)	19,300	587,492
Suntech Power Holdings Co. Ltd. sponsored ADR (a)(d)	40,800	477,360
Vestas Wind Systems AS (a)	3,700	218,789
Zumtobel AG	75,400	605,586
		4,690,504
Industrial Conglomerates - 0.8%
McDermott International, Inc. (a)	29,200	288,496
Rheinmetall AG	1,600	52,964
Siemens AG (Reg.)	14,900	1,128,725
		1,470,185
Machinery - 2.3%
Accuride Corp. (a)	188,574	43,372
Commercial Vehicle Group, Inc. (a)	22,800	21,204
Cummins, Inc.	41,700	1,114,641
Eaton Corp.	13,100	651,201
Graco, Inc.	16,200	384,426
Navistar International Corp. (a)	29,700	634,986
NGK Insulators Ltd.	14,000	158,513
PACCAR, Inc.	22,700	649,220
Vallourec SA	5,900	674,017
		4,331,580
Marine - 0.2%
Ultrapetrol (Bahamas) Ltd. (a)	134,647	429,524
Professional Services - 1.7%
CoStar Group, Inc. (a)	33,188	1,093,213
Equifax, Inc.	38,400	1,018,368
Experian PLC	74,500	476,759
Manpower, Inc.	700	23,793
Monster Worldwide, Inc. (a)	46,200	558,558
		3,170,691
Road & Rail - 0.8%
Con-way, Inc.	33,300	885,780
Old Dominion Freight Lines, Inc. (a)	18,371	522,839
P.A.M. Transportation Services, Inc. (a)	31,252	218,764
		1,627,383
Trading Companies & Distributors - 0.3%
Interline Brands, Inc. (a)	1,900	20,197
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Trading Companies & Distributors - continued
Rush Enterprises, Inc.:
Class A (a)	54,647	$ 468,325
Class B (a)	8,000	65,520
		554,042
Transportation Infrastructure - 0.5%
Aegean Marine Petroleum Network, Inc.	36,900	625,824
Macquarie Infrastructure Co. LLC (d)	86,256	325,185
		951,009
TOTAL INDUSTRIALS		32,027,238
INFORMATION TECHNOLOGY - 14.4%
Communications Equipment - 1.0%
Comverse Technology, Inc. (a)	57,000	356,820
Corning, Inc.	55,000	524,150
Juniper Networks, Inc. (a)	60,100	1,052,351
		1,933,321
Computers & Peripherals - 0.9%
NCR Corp. (a)	78,500	1,109,990
SanDisk Corp. (a)	50,600	485,760
		1,595,750
Electronic Equipment & Components - 3.1%
Agilent Technologies, Inc. (a)	31,300	489,219
Arrow Electronics, Inc. (a)	51,300	966,492
Avnet, Inc. (a)	60,350	1,098,974
Bell Microproducts, Inc. (a)	246,115	147,669
Ingram Micro, Inc. Class A (a)	80,000	1,071,200
Itron, Inc. (a)(d)	15,330	977,134
Tyco Electronics Ltd.	68,350	1,107,954
		5,858,642
Internet Software & Services - 2.6%
DealerTrack Holdings, Inc. (a)	150,655	1,791,288
Dice Holdings, Inc. (a)	190,026	775,306
Move, Inc. (a)	690,523	1,104,837
VeriSign, Inc. (a)	68,400	1,305,072
		4,976,503
IT Services - 1.5%
CACI International, Inc. Class A (a)	6,800	306,612
Cognizant Technology Solutions Corp. Class A (a)	29,100	525,546
infoGROUP, Inc.	86,068	407,962
Lender Processing Services, Inc.	12,700	374,015
Sapient Corp. (a)	159,402	707,745
Satyam Computer Services Ltd. sponsored ADR	23,600	213,344
The Western Union Co.	22,420	321,503
		2,856,727

	Shares	Value
Office Electronics - 0.2%
Xerox Corp.	52,100	$ 415,237
Semiconductors & Semiconductor Equipment - 3.1%
ASML Holding NV (NY Shares)	69,600	1,257,672
Globe Specialty Metals, Inc. (Reg. S) (a)	100,255	551,403
International Rectifier Corp. (a)	20,900	282,150
Lam Research Corp. (a)	66,100	1,406,608
LTX-Credence Corp. (a)	169,015	45,634
ON Semiconductor Corp. (a)	394,891	1,342,629
Varian Semiconductor Equipment Associates, Inc. (a)(d)	49,400	895,128
		5,781,224
Software - 2.0%
CA, Inc.	60,600	1,122,918
Gameloft (a)	275,843	587,757
McAfee, Inc. (a)	15,700	542,749
Misys PLC	523,921	772,031
THQ, Inc. (a)	165,900	695,121
		3,720,576
TOTAL INFORMATION TECHNOLOGY		27,137,980
MATERIALS - 7.2%
Chemicals - 4.3%
Air Products & Chemicals, Inc.	1,800	90,486
Albemarle Corp.	47,600	1,061,480
Arkema sponsored ADR	23,100	394,548
Calgon Carbon Corp. (a)	74,002	1,136,671
Celanese Corp. Class A	86,522	1,075,468
FMC Corp.	21,660	968,852
H.B. Fuller Co.	68,400	1,101,924
Lubrizol Corp.	19,600	713,244
OMNOVA Solutions, Inc. (a)	84,877	55,170
PPG Industries, Inc.	4,500	190,935
Solutia, Inc. (a)	118,420	532,890
W.R. Grace & Co. (a)	129,436	772,733
		8,094,401
Containers & Packaging - 0.8%
Crown Holdings, Inc. (a)	26,100	501,120
Owens-Illinois, Inc. (a)	17,200	470,076
Temple-Inland, Inc.	84,900	407,520
		1,378,716
Metals & Mining - 1.7%
Agnico-Eagle Mines Ltd.	23,000	1,186,578
Commercial Metals Co.	75,900	900,933
Newcrest Mining Ltd.	19,106	463,877
Randgold Resources Ltd. sponsored ADR	15,600	685,152
		3,236,540
Paper & Forest Products - 0.4%
Schweitzer-Mauduit International, Inc.	39,974	800,279
TOTAL MATERIALS		13,509,936
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.4%
Global Crossing Ltd. (a)	89,932	$ 714,060
Wireless Telecommunication Services - 0.0%
Crown Castle International Corp. (a)	6,055	106,447
TOTAL TELECOMMUNICATION SERVICES		820,507
UTILITIES - 3.6%
Electric Utilities - 2.2%
Allegheny Energy, Inc.	36,773	1,245,134
Entergy Corp.	16,000	1,330,080
Exelon Corp.	11,000	611,710
FirstEnergy Corp.	18,200	884,156
		4,071,080
Independent Power Producers & Energy Traders - 1.4%
AES Corp. (a)	85,000	700,400
Constellation Energy Group, Inc.	17,500	439,075
NRG Energy, Inc. (a)	40,076	934,973
Reliant Energy, Inc. (a)	99,852	577,145
		2,651,593
TOTAL UTILITIES		6,722,673
TOTAL COMMON STOCKS (Cost $315,523,530)		185,081,286
Preferred Stocks - 1.0%

Convertible Preferred Stocks - 0.9%
FINANCIALS - 0.9%
Commercial Banks - 0.9%
Fifth Third Bancorp 8.50%	2,100	179,256
UCBH Holdings, Inc. Series B, 8.50%	560	909,754
Wachovia Corp. 7.50%	700	525,000
		1,614,010
Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Fiat SpA	76,300	271,693
TOTAL PREFERRED STOCKS (Cost $2,140,229)		1,885,703
Investment Companies - 0.2%

Ares Capital Corp. (Cost $598,680)	47,188	$ 298,700
Corporate Bonds - 0.2%
	Principal Amount	Value
Convertible Bonds - 0.2%
CONSUMER DISCRETIONARY - 0.2%
Specialty Retail - 0.2%
Lithia Motors, Inc. 2.875% 5/1/14	$ 420,000	$ 357,000
Nonconvertible Bonds - 0.0%
FINANCIALS - 0.0%
Real Estate Investment Trusts - 0.0%
Rouse Co. 3.625% 3/15/09	315,000	126,001
TOTAL CORPORATE BONDS (Cost $557,065)		483,001
Money Market Funds - 7.2%
	Shares
Fidelity Cash Central Fund, 1.06% (b)	1,564,105	1,564,105
Fidelity Securities Lending Cash Central Fund, 0.87% (b)(c)	11,966,556	11,966,556
TOTAL MONEY MARKET FUNDS (Cost $13,530,661)		13,530,661
TOTAL INVESTMENT PORTFOLIO - 106.6% (Cost $332,350,165)		201,279,351
NET OTHER ASSETS - (6.6)%		(12,476,539)
NET ASSETS - 100%		$ 188,802,812
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $639,000 or 0.3% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 8,472
Fidelity Securities Lending Cash Central Fund	655,589
Total	$ 664,061
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 201,279,351	$ 190,560,224	$ 10,528,190	$ 190,937
The following is a reconciliation of assets for which Level 3 inputs were used in determining value:
Investments in Securities
Beginning Balance	$ 256,100
Total Realized Gain (Loss)	(410,822)
Total Unrealized Gain (Loss)	(597,092)
Cost of Purchases	1,903,160
Proceeds of Sales	(321,409)
Amortization/Accretion	0
Transfer in/out of Level 3	(639,000)
Ending Balance	$ 190,937

The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	83.9%
Bermuda	5.5%
Switzerland	1.7%
Canada	1.5%
France	1.1%
United Kingdom	1.1%
Others (individually less than 1%)	5.2%
100.0%
Income Tax Information
At December 31, 2008, the fund had a capital loss carryforward of approximately $78,241,293 all of which will expire on December 31, 2016.
The fund intends to elect to defer to its fiscal year ending December 31, 2009 approximately $20,327,166 of losses recognized during the period November 1, 2008 to December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008
Assets
Investment in securities, at value (including securities loaned of $11,875,545) - See accompanying schedule: Unaffiliated issuers (cost $318,819,504)	$ 187,748,690
Fidelity Central Funds (cost $13,530,661)	13,530,661
Total Investments (cost $332,350,165)		$ 201,279,351
Receivable for investments sold		3,023,596
Receivable for fund shares sold		158,979
Dividends receivable		239,474
Interest receivable		5,364
Distributions receivable from Fidelity Central Funds		26,268
Prepaid expenses		2,545
Other receivables		273
Total assets		204,735,850

Liabilities
Payable to custodian bank	$ 927,926
Payable for investments purchased	2,676,932
Payable for fund shares redeemed	188,964
Accrued management fee	82,705
Distribution fees payable	18,200
Other affiliated payables	17,188
Other payables and accrued expenses	54,567
Collateral on securities loaned, at value	11,966,556
Total liabilities		15,933,038

Net Assets		$ 188,802,812
Net Assets consist of:
Paid in capital		$ 422,615,846
Distributions in excess of net investment income		(349,373)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(102,344,957)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(131,118,704)
Net Assets		$ 188,802,812

Statement of Assets and Liabilities - continued

December 31, 2008
Initial Class: Net Asset Value, offering price and redemption price per share ($52,413,596 ÷ 10,629,309 shares)	$ 4.93

Service Class: Net Asset Value, offering price and redemption price per share ($21,294,457 ÷ 4,328,417 shares)	$ 4.92

Service Class 2: Net Asset Value, offering price and redemption price per share ($85,974,145 ÷ 17,322,841 shares)	$ 4.96
Investor Class: Net Asset Value, offering price and redemption price per share ($29,120,614 ÷ 5,927,347 shares)	$ 4.91

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2008
Investment Income
Dividends		$ 4,657,134
Interest		73,901
Income from Fidelity Central Funds (including $655,589 from security lending)		664,061
Total income		5,395,096

Expenses
Management fee	$ 1,847,630
Transfer agent fees	285,378
Distribution fees	413,331
Accounting and security lending fees	134,763
Custodian fees and expenses	112,785
Independent trustees' compensation	1,643
Registration fees	453
Audit	42,988
Legal	2,555
Interest	5,899
Miscellaneous	46,148
Total expenses before reductions	2,893,573
Expense reductions	(9,537)	2,884,036
Net investment income (loss)		2,511,060
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(95,923,639)
Investment not meeting investment restrictions	(1,060)
Foreign currency transactions	27,614
Payment from investment advisor for loss on investment not meeting investment restrictions	1,060
Total net realized gain (loss)		(95,896,025)
Change in net unrealized appreciation (depreciation) on: Investment securities	(116,618,252)
Assets and liabilities in foreign currencies	(54,147)
Total change in net unrealized appreciation (depreciation)		(116,672,399)
Net gain (loss)		(212,568,424)
Net increase (decrease) in net assets resulting from operations		$ (210,057,364)

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,511,060	$ 1,765,106
Net realized gain (loss)	(95,896,025)	69,884,643
Change in net unrealized appreciation (depreciation)	(116,672,399)	(50,649,049)
Net increase (decrease) in net assets resulting from operations	(210,057,364)	21,000,700
Distributions to shareholders from net investment income	(2,064,359)	(4,002,672)
Distributions to shareholders from net realized gain	(75,949,524)	(51,429,219)
Total distributions	(78,013,883)	(55,431,891)
Share transactions - net increase (decrease)	(4,671,196)	65,945,536
Total increase (decrease) in net assets	(292,742,443)	31,514,345

Net Assets
Beginning of period	481,545,255	450,030,910
End of period (including distributions in excess of net investment income of $349,373 and $86,578, respectively)	$ 188,802,812	$ 481,545,255

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 12.57	$ 13.47	$ 14.01	$ 14.13	$ 12.41
Income from Investment Operations
Net investment income (loss) C	.07	.06	.09	.07	.01
Net realized and unrealized gain (loss)	(5.52)	.71	1.89	.28	1.74
Total from investment operations	(5.45)	.77	1.98	.35	1.75
Distributions from net investment income	(.07)	(.15)	(.08)	-	-
Distributions from net realized gain	(2.13)	(1.52)	(2.44)	(.47)	(.03)
Total distributions	(2.19) G	(1.67)	(2.52)	(.47)	(.03)
Net asset value, end of period	$ 4.93	$ 12.57	$ 13.47	$ 14.01	$ 14.13
Total Return A, B	(51.12)%	5.64%	16.33%	2.66%	14.13%
Ratios to Average Net Assets D, F
Expenses before reductions	.74%	.70%	.73%	.72%	.71%
Expenses net of fee waivers, if any	.74%	.70%	.73%	.72%	.71%
Expenses net of all reductions	.74%	.70%	.72%	.66%	.70%
Net investment income (loss)	.90%	.46%	.69%	.54%	.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 52,414	$ 131,665	$ 130,035	$ 144,685	$ 229,764
Portfolio turnover rate E	138%	197%	183%	109%	41%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $2.19 per share is comprised of distributions from net investment income of $.067 and distributions from net realized gain of $2.125 per share.

Financial Highlights - Service Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 12.54	$ 13.42	$ 13.97	$ 14.09	$ 12.39
Income from Investment Operations
Net investment income (loss) C	.07	.05	.07	.06	-G
Net realized and unrealized gain (loss)	(5.51)	.71	1.89	.27	1.73
Total from investment operations	(5.44)	.76	1.96	.33	1.73
Distributions from net investment income	(.06)	(.12)	(.07)	-	-
Distributions from net realized gain	(2.13)	(1.52)	(2.44)	(.45)	(.03)
Total distributions	(2.18) H	(1.64)	(2.51)	(.45)	(.03)
Net asset value, end of period	$ 4.92	$ 12.54	$ 13.42	$ 13.97	$ 14.09
Total Return A, B	(51.17)%	5.60%	16.20%	2.55%	13.99%
Ratios to Average Net Assets D, F
Expenses before reductions	.83%	.80%	.83%	.82%	.81%
Expenses net of fee waivers, if any	.83%	.80%	.83%	.82%	.81%
Expenses net of all reductions	.83%	.79%	.82%	.76%	.80%
Net investment income (loss)	.80%	.36%	.59%	.44%	-%
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,294	$ 63,242	$ 66,109	$ 74,698	$ 98,542
Portfolio turnover rate E	138%	197%	183%	109%	41%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $2.18 per share is comprised of distributions from net investment income of $.057 and distributions from net realized gain of $2.125 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 12.62	$ 13.49	$ 14.02	$ 14.14	$ 12.45
Income from Investment Operations
Net investment income (loss) C	.05	.03	.05	.04	(.02)
Net realized and unrealized gain (loss)	(5.54)	.70	1.91	.28	1.74
Total from investment operations	(5.49)	.73	1.96	.32	1.72
Distributions from net investment income	(.05)	(.08)	(.05)	-	-
Distributions from net realized gain	(2.13)	(1.52)	(2.44)	(.44)	(.03)
Total distributions	(2.17) G	(1.60)	(2.49)	(.44)	(.03)
Net asset value, end of period	$ 4.96	$ 12.62	$ 13.49	$ 14.02	$ 14.14
Total Return A, B	(51.28)%	5.36%	16.09%	2.43%	13.84%
Ratios to Average Net Assets D, F
Expenses before reductions	.99%	.95%	.98%	.97%	.97%
Expenses net of fee waivers, if any	.99%	.95%	.98%	.97%	.97%
Expenses net of all reductions	.98%	.95%	.97%	.91%	.95%
Net investment income (loss)	.65%	.21%	.43%	.29%	(.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 85,974	$ 216,166	$ 215,401	$ 191,845	$ 206,828
Portfolio turnover rate E	138%	197%	183%	109%	41%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $2.17 per share is comprised of distributions from net investment income of $.045 and distributions from net realized gain of $2.125 per share.

Financial Highlights - Investor Class

Years ended December 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 12.53	$ 13.43	$ 14.00	$ 13.59
Income from Investment Operations
Net investment income (loss) E	.07	.05	.07	.02
Net realized and unrealized gain (loss)	(5.51)	.70	1.89	.39
Total from investment operations	(5.44)	.75	1.96	.41
Distributions from net investment income	(.06)	(.13)	(.09)	-
Distributions from net realized gain	(2.13)	(1.52)	(2.44)	-
Total distributions	(2.18) J	(1.65)	(2.53)	-
Net asset value, end of period	$ 4.91	$ 12.53	$ 13.43	$ 14.00
Total Return B, C, D	(51.20)%	5.53%	16.18%	3.02%
Ratios to Average Net Assets F, I
Expenses before reductions	.83%	.82%	.86%	.93% A
Expenses net of fee waivers, if any	.83%	.82%	.86%	.93% A
Expenses net of all reductions	.83%	.81%	.85%	.87% A
Net investment income (loss)	.81%	.35%	.55%	.35% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,121	$ 70,472	$ 38,485	$ 8,360
Portfolio turnover rate G	138%	197%	183%	109%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $2.18 per share is comprised of distributions from net investment income of $.059 and distributions from net realized gain of $2.125 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2008

1. Organization.

VIP Value Strategies Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

The aggregate value by input level, as of December 31, 2008, for the Fund's investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 6,844,920
Unrealized depreciation	(142,089,491)
Net unrealized appreciation (depreciation)	(135,244,571)
Capital loss carryforward	(78,241,293)

Cost for federal income tax purposes	$ 336,523,922

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007
Ordinary Income	$ 56,211,902	$ 39,867,785
Long-term Capital Gains	21,801,981	15,564,106
Total	$ 78,013,883	$ 55,431,891

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $466,090,962 and $545,767,799, respectively.

VIP Value Strategies Portfolio realized a loss of $1,060 on the sale of an investment not meeting the investment restrictions of the Fund. The loss of $1,060 was fully reimbursed by the Fund's investment advisor.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 41,072
Service Class 2	372,259
$ 413,331

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. Prior to February 1, 2008, Investor Class paid a monthly asset based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 66,341
Service Class	28,033
Service Class 2	107,284
Investor Class	83,720
$ 285,378

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $12,427 for the period.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,489,333	3.94%	$ 5,899

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $804 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $9,537 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR of its affiliates were the owners of record of 31% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 43% of the total outstanding shares of the Fund.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $34,851, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Notes to Financial Statements - continued

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2008	2007
From net investment income
Initial Class	$ 703,108	$ 1,475,982
Service Class	245,091	607,003
Service Class 2	770,754	1,359,432
Investor Class	345,406	560,255
Total	$ 2,064,359	$ 4,002,672
From net realized gain
Initial Class	$ 20,733,448	$ 14,555,892
Service Class	10,035,783	7,723,761
Service Class 2	33,658,172	24,139,305
Investor Class	11,522,121	5,010,261
Total	$ 75,949,524	$ 51,429,219

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2008	2007	2008	2007
Initial Class
Shares sold	1,949,334	3,815,358	$ 13,004,668	$ 51,361,909
Reinvestment of distributions	2,381,610	1,262,666	21,436,556	16,031,874
Shares redeemed	(4,172,207)	(4,258,914)	(35,671,856)	(56,176,916)
Net increase (decrease)	158,737	819,110	$ (1,230,632)	$ 11,216,867
Service Class
Shares sold	515,125	2,713,767	$ 4,497,402	$ 36,025,323
Reinvestment of distributions	1,136,439	658,157	10,280,874	8,330,764
Shares redeemed	(2,366,493)	(3,253,070)	(20,664,315)	(42,726,498)
Net increase (decrease)	(714,929)	118,854	$ (5,886,039)	$ 1,629,589
Service Class 2
Shares sold	2,919,602	7,239,999	$ 21,803,271	$ 97,412,984
Reinvestment of distributions	3,771,632	2,003,259	34,428,926	25,498,737
Shares redeemed	(6,497,468)	(8,086,362)	(55,744,051)	(107,376,565)
Net increase (decrease)	193,766	1,156,896	$ 488,146	$ 15,535,156
Investor Class
Shares sold	1,416,819	4,613,091	$ 10,218,875	$ 61,953,790
Reinvestment of distributions	1,319,547	440,495	11,867,527	5,570,516
Shares redeemed	(2,433,148)	(2,295,058)	(20,129,073)	(29,960,382)
Net increase (decrease)	303,218	2,758,528	$ 1,957,329	$ 37,563,924

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Value Strategies Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Value Strategies Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Value Strategies Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 20, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 380 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of Fidelity Distributors Corporation (FDC) (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following classes qualifies for the dividends-received deduction for corporate shareholders:

	February	December
Initial Class	3%	100%
Service Class	3%	100%
Service Class 2	3%	100%
Investor Class	3%	100%

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	480,138,920.96	96.024
Withheld	19,882,478.12	3.976
TOTAL	500,021,399.08	100.000
Dennis J. Dirks
Affirmative	480,832,679.07	96.162
Withheld	19,188,720.01	3.838
TOTAL	500,021,399.08	100.000
Edward C. Johnson 3d
Affirmative	479,672,501.64	95.930
Withheld	20,348,897.44	4.070
TOTAL	500,021,399.08	100.000
Alan J. Lacy
Affirmative	480,855,085.66	96.167
Withheld	19,166,313.42	3.833
TOTAL	500,021,399.08	100.000
Ned C. Lautenbach
Affirmative	480,466,203.36	96.089
Withheld	19,555,195.72	3.911
TOTAL	500,021,399.08	100.000
Joseph Mauriello
Affirmative	480,901,405.05	96.176
Withheld	19,119,994.03	3.824
TOTAL	500,021,399.08	100.000
Cornelia M. Small
Affirmative	480,874,313.41	96.171
Withheld	19,147,085.67	3.829
TOTAL	500,021,399.08	100.000
William S. Stavropoulos
Affirmative	479,991,012.37	95.994
Withheld	20,030,386.71	4.006
TOTAL	500,021,399.08	100.000
David M. Thomas
Affirmative	480,965,859.46	96.189
Withheld	19,055,539.62	3.811
TOTAL	500,021,399.08	100.000
Michael E. Wiley
Affirmative	480,787,761.45	96.153
Withheld	19,233,637.63	3.847
TOTAL	500,021,399.08	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	414,160,662.88	82.829
Against	56,091,624.37	11.217
Abstain	29,769,111.83	5.954
TOTAL	500,021,399.08	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Value Strategies Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Value Strategies Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the first quartile for the one- and five-year periods and the third quartile for the three-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Initial Class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Value Strategies Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Initial Class, Investor Class, and Service Class ranked below its competitive median for 2007, and the total expenses of Service Class 2 ranked above its competitive median for 2007. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Ltd.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Mellon Bank, N.A.
Pittsburgh, PA

VIPVS-ANN-0209
1.781994.106

Item 2. Code of Ethics

As of the end of the period, December 31, 2008, Variable Insurance Products Fund III (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Aggressive Growth Portfolio, Balanced Portfolio, Dynamic Capital Appreciation Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio and Value Strategies Portfolio (the "Funds"):

Services Billed by Deloitte Entities

December 31, 2008 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Aggressive Growth Portfolio	$29,000	$-	$5,700	$-
Balanced Portfolio	$48,000	$-	$4,600	$-
Dynamic Capital Appreciation Portfolio	$34,000	$-	$5,700	$-
Growth & Income Portfolio	$44,000	$-	$5,700	$-
Growth Opportunities Portfolio	$44,000	$-	$4,600	$-
Value Strategies Portfolio	$34,000	$-	$5,700	$-

December 31, 2007 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Aggressive Growth Portfolio	$31,000	$-	$5,200	$-
Balanced Portfolio	$49,000	$-	$4,200	$-
Dynamic Capital Appreciation Portfolio	$38,000	$-	$5,200	$-
Growth & Income Portfolio	$46,000	$-	$5,200	$-
Growth Opportunities Portfolio	$44,000	$-	$4,200	$-
Value Strategies Portfolio	$35,000	$-	$5,200	$-

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Mid Cap Portfolio (the "Fund"):

Services Billed by PwC

December 31, 2008 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Mid Cap Portfolio	$57,000	$-	$3,600	$7,600

December 31, 2007 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Mid Cap Portfolio	$63,000	$-	$2,500	$6,400

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	December 31, 2008A	December 31, 2007A
Audit-Related Fees	$815,000	$-
Tax Fees	$2,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	December 31, 2008A	December 31, 2007A
Audit-Related Fees	$2,340,000	$-
Tax Fees	$2,000	$-
All Other Fees	$190,000	$215,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for assurance services provided to the fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2008 A	December 31, 2007 A
PwC	$2,965,000	$1,480,000
Deloitte Entities	$1,350,000	$760,000B

A Amounts may reflect rounding.

B Reflects current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No. 1, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The Fidelity fund's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund III

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	March 11, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	March 11, 2009
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	March 11, 2009